As filed with the Securities and Exchange Commission on February 4, 2022

Securities Act File No. 333-261047

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2
REGISTRATION STATEMENT

UNDER
THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 3

☐ Post-Effective Amendment No.

Altmore BDC, Inc.

(Exact name of registrant as specified in charter)

7950 Jones Branch Drive, Suite 830 North

McLean, Virginia 22102

(703) 861-3964

(Address and telephone number, including area code, of principal executive offices)

Hyung-Jin Patrick Kim

Altmore BDC, Inc.

7950 Jones Branch Drive, Suite 830 North

McLean, Virginia 22102

(Name and address of agent for service)

Copies to:

Steven B. Boehm Payam Siadatpour Eversheds Sutherland (US) LLP 700 Sixth Street, NW, Suite 700 Washington, D.C. 20001-3980 Tel: (202) 383-0100 Fax: (202) 637-3593	Brad L. Shiffman Thomas R. Westle Blank Rome LLP 1271 Avenue of the Americas New York, NY 10020 Tel: (212) 885-5000 Fax: (212) 885-5001

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

☐   Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☐   Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐   Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐   Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐   Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

 It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐   This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐   This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐   This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐   This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

          .

Check each box that appropriately characterizes the Registrant:

☐   Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☒   Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐   Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐   A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐   Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒   Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐   If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☒   New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.001 par value per share	$150,000,000	$13,905	(2)

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

(2)	Previously Paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED FEBRUARY 3, 2022

PRELIMINARY PROSPECTUS

Altmore BDC, Inc.

[   ] Shares

Common Stock

We are a newly-organized specialty finance company that invests primarily in senior secured term loans (“Debt Portfolio Investments”) to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators” or “Borrowers”), and potentially, ancillary companies that serve the industry. We intend to make loans to Cannabis Operators that are licensed in, and compliant with, state-regulated cannabis programs, as well as local laws and regulations. Our loans will be designed to be compliant with all applicable laws and regulations in the jurisdiction in which the investment is made or to which we are otherwise subject, including U.S. federal law, regardless of the status of the Cannabis Operators under U.S. federal law.

Our investment objective is to maximize risk-adjusted returns on equity to our shareholders. We use the term risk-adjusted returns to refer to the profit or potential profit from an investment that considers the degree of risk that must be accepted in order to achieve it.

Altmore Capital Investment Management, LLC, a limited liability company formed in the State of Delaware on August 16, 2018 (“Adviser” or “ACIM”), will serve as the Company’s investment adviser and oversee its operations.

Prior to the closing of this offering, the Company will purchase approximately $114.081 million of Cannabis Operator senior secured term loans currently held by one or more of the Adviser’s U.S. cannabis debt investment vehicles (“Legacy Portfolio”). The Legacy Portfolio will be acquired at fair value (plus accrued but unpaid interest as of the date of purchase) and, as consideration therefor, the Company will issue approximately [    ] shares of our common stock. Net of fees and expenses, and assuming no defaults or other operating losses, we expect the Legacy Portfolio will have approximately $[   ] million of annual distributable interest income.

In most cases, the Cannabis Operators in which we intend to invest will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and carry a higher rate of default.

We were formed in June 2021 as a Maryland corporation and structured as an externally-managed, closed-end, non-diversified management investment company. We intend to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. We also intend to elect to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended for U.S. federal income tax purposes. As a BDC and a RIC, we will be required to comply with certain regulatory requirements.

We are an “emerging growth company,” as defined in Section 2(a) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and will be subject to reduced public company reporting requirements.

This is our initial public offering and our shares of common stock have no history of public trading.

We currently expect that the initial public offering price per share of our common stock will be between $[ ] and $[ ] per share. We have applied to have our common stock listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ABDC”.

This prospectus contains important information you should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102, calling us at (703) 861-3964 or visiting our corporate website located at http://altmorecap.com/. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.

An investment in our common stock is very risky and highly speculative. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

In addition, the companies in which we invest are subject to special risks, including risks associated with investing in cannabis companies and the cannabis industry generally, such as:

•	Cannabis, except for hemp, is currently illegal under U.S. federal law and in other jurisdictions, and strict enforcement of federal laws would likely result in our inability to execute our business plan.

•	Our investment opportunities are limited by the current illegality of cannabis under U.S. federal law, and change in, and enforcement of, the laws, regulations and guidelines that impact the cannabis industry may cause adverse effects on our ability to make investments.

•	Strict enforcement of U.S. federal laws regarding cannabis would likely result in our portfolio companies’ inability to execute a business plan in the cannabis industry.

•	Certain assets of our borrowers may not be used as collateral or transferred to us due to applicable state laws and regulations governing the cannabis industry, and such restrictions could negatively impact our profitability.

See “Risk Factors” to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

		Per Share		Total
Public offering price	$		$
Sales load (underwriting discounts and commissions) [paid by us (1)]	$		$
Proceeds to us, before expenses (2)	$		$

(1)	See “Underwriting” for a more complete description of underwriting compensation.
(2)	We estimate that we will incur offering expenses of approximately $[ ], or approximately $[ ] per share, in connection with this offering.

[We have granted the underwriters an option to purchase up to an additional [   ] shares of our common stock from us, at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise their option in full, the total sales load will be $[   ] million and total proceeds to us, before expenses, will be $[  ]    million. ]

The underwriters expect to deliver the shares of our common stock on or about          , 2022.

Ladenburg Thalmann	Compass Point	Oppenheimer & Co.

The date of this prospectus is          , 2022

We have not, and the underwriters have not, authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stocks. You should read our entire prospectus before investing in our common stock. Throughout this prospectus we refer to Altmore BDC, Inc. as “we,” “us,” “our” or the “Company,” and to Altmore Capital Investment Management, LLC, our investment adviser, as “Altmore Capital,” “ACIM,” “Altmore” or the “Adviser.”

Altmore BDC, Inc.

We are a newly-organized specialty finance company that invests in loans (“Debt Portfolio Investments”) to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators” or “Borrowers”), and potentially, ancillary companies that serve the industry. We intend to primarily make senior secured term loans to Cannabis Operators that are licensed in, and compliant with, state-regulated cannabis programs, as well as local laws and regulations.

We may make loans to companies that we determine based on our due diligence are licensed in, and complying with, state-regulated cannabis programs, and local laws and regulations, regardless of their status under U.S. federal law, so long as the investment itself is designed to be compliant with all applicable laws and regulations in the jurisdiction in which the investment is made or to which we are otherwise subject, including U.S. federal law. Our loans will be designed to be compliant with applicable laws and regulations, including U.S. federal law, by among other things, not including warrants or any other equity investment in the Borrower, not having principal or interest payment tied in any way to Borrowers’ sales of cannabis, and not seizing, owning, controlling or managing a Borrower’s assets upon a default or in a restructuring situation, but rather having the Borrower or, for instance, a state court-appointed receiver sell those assets, if necessary to recover our principal and interest owed. Also, any managerial assistance we offer (and provide) to Borrowers will be limited to services that would generally help with good corporate governance, and not any services that could be construed as assisting a borrower to grow, manufacture, distribute, or sell cannabis. For further information about how we design our loans to be compliant with all applicable laws and regulations, including U.S. federal law, please refer to the legal opinion filed as an exhibit to this registration statement.

We consider any potential borrower that has business activities requiring a state or local license to grow, process, manufacture, test, distribute or sell cannabis to be a Cannabis Operator. We consider an ancillary business to be one that supplies services or products to the cannabis industry, including, but not limited to, packaging & labeling, software and technology, cultivation supplies, or business services, which do not require a state or local cannabis license to operate. We intend to invest in loans primarily to Cannabis Operators, but we may also invest in ancillary businesses.

Our investment objective is to maximize risk-adjusted returns on equity to our shareholders. We use the term risk-adjusted returns to refer to the profit or potential profit from an investment that considers the degree of risk that must be accepted in order to achieve it. Our asset-backed and income-generating debt investments in the nascent and high-growth U.S. cannabis industry are made with the underlying goals of protecting principal and driving returns. We believe that current market conditions favor extending credit to Cannabis Operators in the United States, where state-by-state cannabis legalization has been expanding, and Cannabis Operators, as well as existing state medical and adult-use cannabis programs, are growing, all the while the availability of financing to Cannabis Operators remains limited. Longer term, even if full or partial federal legalization of cannabis occurs, we believe that the U.S. cannabis industry will continue to provide attractive market opportunities for lenders, as, according to BDSA, “[l]egal cannabis sales in the U.S. passed $17.5 billion in 2020,”1 and “BDSA forecasts cannabis sales in the U.S. to surpass $24 billion in 2021, a growth of 38% over 2020’s sales, and anticipates the U.S. to reach $47.6 billion in 2026, a CAGR of 14%.”2 We expect that most of our debt investments will be primarily secured by first priority liens on Borrower assets, have at least 1.75 to 2.0x asset coverage, include either fixed or floating rate terms, have tenors between four and five years, and include call protection and/or prepayment fees of between 20 and 36 months of interest. We also expect that most of our debt investments will have some period of interest only payments, generally between 20 and 36 months, by the Borrower, followed by a period of principal amortization until the end of the loan term. We do not currently intend to receive equity warrants from Borrowers, and instead intend to have our debt investments include some combination of original issue discounts (“OID”), paid-in-kind (“PIK”) interest, and exit fees on the back-end.

Our business model is focused primarily on the direct origination of investments. We expect that most of our investments will be made to private middle-market companies with at least $15 million to $20 million of revenue, and at least $5 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), but may also invest in Cannabis Operators with less than $15 million of revenue and $5 million of EBITDA, as well as in ancillary businesses. We expect that most of our Borrowers will have at least a one or more operational facilities, dozens or hundreds of employees, a track record of successful operation, and capable senior management. We intend that our investments will generally range between $5 million and $50 million each, although we expect that this investment size will vary proportionately with the size of our capital base. We have an active pipeline of investments and, as of January 20, 2022, our pipeline of potential investments in varying stages of analysis was at $600 million. Of that $600 million, we have nine term sheets issued and outstanding, representing a total principal of over $220 million of potential loans, and we have six term sheets executed, representing total principal of roughly $100 million of potential loans.

We expect that most our debt investments will be primarily secured by first priority liens on Borrower assets. As a BDC, we are not required to have our investments and income tied to real estate – unlike companies that elect to be treated as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. While the types of collateral securing any given secured loan will depend on the nature of the Borrower’s business, common types of collateral we expect to secure our loans include real property, fixtures and certain personal property, including equipment, inventory, receivables, cash, intellectual property rights and other assets to the extent permitted by applicable laws and the regulations governing our Borrowers. Cannabis licenses and cannabis inventory oftentimes may not be used as collateral, and may not be transferred to anyone else other than another state and local cannabis license or permit holder, which we are not. Based on our Adviser’s experience in U.S. cannabis debt, until partial or full federal legalization occurs, we expect a restructuring for our Borrowers would be accomplished through a private workout, an assignment for benefit of creditors, or state court receivership proceedings, but not federal bankruptcy proceedings. In such restructurings, we expect that the Company, the Borrower, or a court-appointed receiver would find buyers that would purchase the Borrower’s assets as operational facilities—such as a cultivation facility, a manufacturing facility or dispensary—rather than the real estate, fixtures and personal property that comprise a Borrower’s facility being liquidated in piecemeal fashion. We also intend to focus on the size and makeup of the equity holders of our Borrowers, as, in our Adviser’s experience, a sizeable equity cushion can play a critical role in a Cannabis Operator restructuring.

1 BDSA Reports Global Cannabis Sales Exceeded $21 Billion in 2020; Forecasts $55.9 Billion by 2026, BDSA, March 2, 2021 (https://www.globenewswire.com/news-release/2021/03/02/2185408/0/en/BDSA-Reports-Global-Cannabis-Sales-Exceeded-21-Billion-in-2020-Forecasts-55-9-Billion-by-2026.html).

2 BDSA Reports Global Cannabis Sales Surge 41% YoY in 2021; Will Surpass $62 Billion by 2026, BDSA, September 21, 2021 (https://www.globenewswire.com/news-release/2021/09/21/2300624/0/en/BDSA-Reports-Global-Cannabis-Sales-Surge-41-YoY-in-2021-Will-Surpass-62-Billion-by-2026.html).

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While the Adviser has received equity warrants from Borrowers in the past, we do not currently intend to receive equity warrants from Borrowers, and instead intend to have our debt investments include OID, PIK interest, entry fees, and exit fees on the back-end to increase the total return.

We intend the loans we make to have financial maintenance covenants, which we will use to monitor and address materially-adverse changes in a Borrower’s financial performance and condition. Based on the Adviser’s track record of experience making senior secured term loans in the U.S. cannabis industry, the covenants the Company intends to have in its loans typically include a liquidity covenant to monitor a Borrower’s cash position and a fixed charge coverage ratio (“FCCR”) to monitor a Borrower’s ability to pay interest, as well as a restricted cash obligation to set aside cash for the Borrower’s annual federal, state and local taxes, and some interest expense obligations. To a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants.

On October 25, 2021, the Adviser purchased 100 shares of our common stock at $10.00 per share, and on January 12, 2022 purchased 100 shares of our common stock at $20.00 per share, resulting in an average per-share purchase price of $15.00. The Adviser will not tender these shares for repurchase as long as the Adviser remains the investment adviser of the Company. There is no current intention for our Adviser to discontinue its role.

Prior to the closing of this offering, the Company will purchase approximately $114.081 million of Cannabis Operator senior secured term loans currently held by one or more of the Adviser’s existing investment vehicles (“Legacy Portfolio”). The Legacy Portfolio will be acquired at fair value (plus accrued but unpaid interest as of the date of purchase) and, as consideration therefor, the Company will issue approximately [    ] shares of our common stock. Net of fees and expenses, and assuming no defaults or other operating losses, we expect the Legacy Portfolio will have approximately $[ ] million of annual distributable interest income.

In most cases, the Cannabis Operators in which we intend to invest will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and carry a higher rate of default.

Some portion of our debt investments may have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate (or successors thereto) and the prime rate. As a result, parts of our portfolio may be partially insulated from significant increases in such benchmarks in the future. However, such increases would make it more difficult for the Borrowers to service their obligations under the debt investments that we will hold.

We will be externally managed by Altmore Capital Investment Management, LLC. Altmore Capital Investment Management, LLC will also provide the administrative services necessary for us to operate.

We were formed in June 2021 as a Maryland corporation and structured as an externally managed, closed-end, non-diversified management investment company. We intend to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We also intend to elect to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

As a BDC, we will be required to comply with regulatory requirements, including limitations on our use of debt. We will be permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we will only generally be allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowing. Under a 150% asset coverage ratio a BDC may borrow $2.00 for investment purposes of every $1.00 of investor equity. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of January 10, 2022, we had no debt outstanding.

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As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

The Company is newly organized and has not yet commenced its intended business and has no history of operations. The Company will commence operations following the completion of this offering.

The Investment Adviser

Altmore Capital Investment Management, LLC, a limited liability company formed in the State of Delaware on August 16, 2018 (“Adviser” or “ACIM”), will serve as the Company’s investment adviser and oversee all of its operations. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” The Adviser will serve pursuant to an investment advisory agreement with the Company (the “Investment Advisory Agreement”) in accordance with the Advisers Act, under which it receives a base management fee and an incentive fee from us. The base management fee is calculated as a percentage of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents. The incentive fee is calculated as a percentage of our ordinary income and capital gains.

Since 2018, ACIM has led over $225 million of financings for multiple U.S. Cannabis Operators. Over the past several years, ACIM has spent substantial time, money and resources to develop a cannabis industry-specific due diligence process and legal structures, in order to lend money on a secured basis to Borrowers that operate in California, Colorado, the District of Columbia, Illinois, Maryland, Massachusetts, Michigan, Missouri, Nevada, Ohio, Oregon, Pennsylvania, Washington state and West Virginia. ACIM has also successfully led the restructuring of a major Cannabis Operator. The track record and achievements of the Adviser are not necessarily indicative of results that we will achieve in the future.

As of January 10, 2022, the Adviser has seven employees, including four investment, deal origination, and underwriting professionals.

The key principals and members of senior management of our Adviser are Steven Ham and Hyung-Jin Patrick Kim (the “Principals”). The Adviser is solely responsible for researching, selecting, disposing and monitoring investments made by the Company, and making decisions on when and how much to invest with or withdraw from a particular investment. The Principals will be primarily responsible for the investment selection and positioning of the Company.

The Principals have an extensive network of investment interests and may invest and have invested in other entities, including cannabis companies. Therefore, the Adviser may manage other entities and offer investment opportunities to other clients that may compete with the Company.

The Adviser is minority-owned and operated, and is a certified member of the US Pan Asian American Chamber (“USPAACC”), the largest organization representing Asian American businesses in the United States.

Formation Transactions

Among other investment vehicles, the Adviser currently manages Altmore Debt I, LP (“Private Fund”), which has invested, either directly or indirectly, in senior secured term loans for Cannabis Operators. The Private Fund operates as an unregistered pooled investment vehicle, and the beneficial owners of the Adviser and the general partners of the Private Fund include the Principals.

Prior to the closing of this offering, the Company will purchase the Legacy Portfolio from the Private Fund in exchange for approximately [   ] newly issued shares of our common stock. The Legacy Portfolio will be acquired at fair value as determined by the board of the Company (plus accrued but unpaid interest as of the date of purchase) and the implied share price per share of our Common Stock issued to the Private Fund investors as consideration will be $[  ] per share. It is expected that such newly issued shares will be held by the Private Fund (or its designee) during the lock-up period and thereafter distributed to the Private Fund’s investors.

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Net of fees and expenses, we expect the Legacy Portfolio will have approximately $[ ] million of annual distributable interest income.

Prior to the Formation Transactions, the Private Fund borrowed $10 million under a $30 million credit facility with an entity controlled by one of the Private Fund’s significant investors (the “Lender”) in order to acquire additional portfolio assets prior to the IPO. To evidence that borrowing, the Private Fund issued a secured promissory note to the Lender (the “Bridge Note”). Upon consummation of the Formation Transactions, the Company will automatically replace the Private Fund as the sole borrower under the Bridge Note.  Under the Bridge Note, the Company is obligated, as soon as practicable after closing of this offering, to use proceeds from this offering to pay all amounts outstanding under the Bridge Note.

The U.S. Cannabis Industry

Sizeable, growing industry that performed during the pandemic. The legalized cannabis industry in the U.S. has demonstrated significant growth over the past several years, with legal cannabis sales in the U.S. exceeding $17.5 billion in 2020—up 46% over 2019 sales of $12.1 billion.1

Limited financing options for U.S. Cannabis Operators. The financing available for U.S. Cannabis Operators is limited, due to the federal illegality of cannabis, and adult-use cannabis being considered a vice industry.

Fast evolving cannabis industry with increasing demand for cash flow loans. As the industry continues to mature, we believe cannabis operators are increasingly achieving positive operating cash flow. As more Borrowers become cash flow positive we expect demand for traditional cash flow loans to increase as opposed to asset backed loans that are more suitable for earlier stage companies.

State-by-state legalization continues with popular support for federal legalization. State-by-state legalization of cannabis is expected to continue, and 91% of Americans now support medical or adult-use federal legalization.2 Several bills addressing a variety of cannabis-related issues, including liberalization of banking for cannabis businesses (SAFE Act) and federal legalization (States Reform Act) are pending in the U.S. House of Representatives and some in the Senate.

Potential Competitive Advantages

We believe that our Adviser has several potential competitive advantages, which derive from our Adviser’s track record and experience in the U.S. cannabis lending market, including:

Cannabis industry-specific due diligence and investment structuring. Our Adviser’s due diligence and investment structuring process is based on the Adviser’s years of experience in providing senior secured lending to U.S. Cannabis Operators. The U.S. cannabis industry is highly-regulated, differs from state-to-state, as well as locality-to-locality, and requires numerous state and local licenses and permits to operate. In our view, a full appreciation of collateral, collateral value, and how to obtain value for collateral in a Cannabis Operator restructuring is contingent on having the experience of having made senior loans to Cannabis Operators in a variety of states, working extensively with legal and other advisors, and leading a restructuring, all of which our Adviser has done. Likewise, we believe that the ability to identify the panoply compliance, regulatory and other key Borrower risks is contingent on having performed due diligence on numerous Cannabis Operators, having closely monitored numerous Cannabis Operators for years at a time, and having a deep, experience-based knowledge of, and contacts, in the industry.

Restructuring experience. Our Adviser successfully led the restructuring of a major Cannabis Operator. Our Adviser has incorporated cannabis industry-specific key learnings from that restructuring into the legal documentation and structures it uses.

Strong reputation and extensive network in U.S. cannabis. Our Adviser’s years of experience in the U.S. cannabis lending market means that not only does our Adviser know the market, but we believe that the market knows our Adviser as well.3 Based on feedback from Borrowers, potential Borrowers, advisers, brokers, investors, and others, as well as the frequent and numerous referrals Altmore Capital receives, we believe that our Adviser is well-known in the U.S. cannabis industry, and viewed by Cannabis Operators as a professional, diligent and knowledgeable financing partner—one that can be trusted over the long term to add value. We believe that our Adviser’s track record and strong reputation are key drivers of Altmore Capital’s substantial deal flow in U.S. cannabis senior debt. We believe our Adviser sees as many potential deals as any other lender in the space, if not more.

Cash flow lending to the cannabis middle market.  According to industry estimates, as of 2021 there were more than 25,000 licensed U.S. cannabis businesses with plant-touching businesses (i.e. cultivators, cannabis product manufacturers, testing labs, and retailers).4 We believe that more of these licensees are becoming cash flow positive.  As a BDC that is able to lend against our Borrowers’ cash flows and other assets beyond real estate, we are distinguished from other lenders in the space that are tethered to real estate.

Investment Strategy

The Adviser, using proprietary selection criteria and methodologies, will direct the Company’s investment strategy, selection, development and disposal of investments.

We expect that our portfolio will be primarily comprised of first lien debt.  Our portfolio composition may fluctuate from time to time based on the facts and circumstances of each transaction, market conditions and interest rates.

We intend to invest in the following types of debt:

First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, and possibly “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans.

Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

We may from time to time invest in the following types of debt:

Unitranche loans. Unitranche loans (including “last out” portion of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.

Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

We may from time to time acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation.

Investment sourcing. The Adviser evaluates on average dozens of U.S. cannabis debt opportunities every quarter. The Adviser sources deals in a variety of ways, including, but not limited to, the following:

1 BDSA Reports Global Cannabis Sales Exceeded $21 Billion in 2020; Forecasts $55.9 Billion by 2026, BDSA, March 2, 2021 (https://www.globenewswire.com/news-release/2021/03/02/2185408/0/en/BDSA-Reports-Global-Cannabis-Sales-Exceeded-21-Billion-in-2020-Forecasts-55-9-Billion-by-2026.html).

2 Americans overwhelmingly say marijuana should be legal for recreational or medical use Pew Research Center, April 16, 2021 (https://www.pewresearch.org/fact-tank/2021/04/16/americans-overwhelmingly-say-marijuana-should-be-legal-for-recreational-or-medical-use/).

3 Altmore Capital Addresses Massive Demand for Funding in the Cannabis Industry, Benzinga, May 20, 2021 (https://www.benzinga.com/pressreleases/21/05/n21216258/altmore-capital-addresses-massive-demand-for-funding-in-the-cannabis-industry); Schwazze Completes Latest Financing Round, Business Wire, Mar. 2, 2021 (https://www.businesswire.com/news/home/20210302005539/en/Schwazze-Completes-Latest-Financing-Round); Calyx Peak Companies Raises $30 Million for the Expansion of Its Cannabis Operations and Brands; Altmore Capital Commits $10 Million Toward Calyx Peak Companies’ Fundraising, New Cannabis Ventures, Dec. 19, 2018 (https://www.newcannabisventures.com/multi-state-cannabis-operator-calyx-peak-raises-30-million/); Holistic Industries Closes $35M Debt Financing Deal with Altmore Capital, Benzinga, Sept. 15, 2020 (https://www.benzinga.com/markets/cannabis/20/09/17510798/holistic-industries-closes-35m-debt-financing-deal-with-altmore-capital).

4 Marijuana Business Daily, Annual Marijuana Business Factbook 6 (9th ed. 2021).

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•	Existing relationships with most major U.S. Cannabis Operators, including multi-state operators (“MSOs”) and single-state operators (“SSOs”),
•	Leveraging historical market intelligence and analysis—including regarding management teams and credit risks—to monitor and identify opportunities the that the Adviser likes and is keeping in regular contact with,
•	Extensive industry and competitor analysis in most cannabis-legal states, as well as deep-dive due diligence on dozens of companies,
•	Significant deal flow from portfolio companies, advisors, venture capital and real estate funds and real estate investment trusts (“REITs”) in the industry, brokers, consultants, and other investors, and
•	A long track record of attendance and participation in major conferences and industry events.

Investment screening. The Adviser’s screening criteria includes, but is not limited to, the following factors – noting that the absence of any one or more of these factors will not be dispositive:

Potential Borrowers

•	Path to win state for SSOs or U.S. for MSOs,
•	Target of at least $15 million to $20 million in revenue, and at least $5 million in EBITDA,
•	Track record of successful build outs and operations in cannabis,
•	Strong management team,
•	Robust compliance function,
•	Substantial equity cushion and sophisticated equity investors, and/or
•	Assets to sufficiently collateralize senior loan.

Geographic Focus

•	Limited license states, i.e., states where by law or regulation or in practicality, the number of cannabis licenses is limited: general operator criteria
•	Mature states, i.e., Colorado, Washington, Oregon and California: focus on leading operators

The Adviser has discretion to make an investment even if one or more of the screening criteria is not met.

Due diligence and deal structuring. The Adviser has developed a proprietary diligence and investment structuring process based on its years of investment experience in the U.S. cannabis industry. The Adviser relies on its extensive knowledge and contacts in U.S. cannabis, and has spent substantial time, effort and resources on legal and advisor fees to develop and refine its due diligence checklist and process.

The Adviser’s due diligence process aims to have private equity-level underwriting with multiple advisors, and numerous cannabis-specific issues the Adviser has learned to vet. For instance, many investors new to cannabis focus on federal and state risk—the Adviser understands that local risk is as critical a legal, regulatory and enforcement issue that should be understood for each of the key assets and facilities that comprise investment collateral. Having successfully led one of the first cannabis industry restructurings at the beginning of the COVID-19 pandemic, the Adviser seeks to have a seat at the table, so to speak, with substantial influence and negotiating leverage, if a Borrower encounters financial difficulties. The Adviser primarily focuses on senior secured debt opportunities where it will be the lead or only lender, and we involve our restructuring advisor upfront during the due diligence, deal structuring and documentation, and quality of earnings assessment process. Altmore Capital’s restructuring adviser also serves as collateral agent for most of the loans and the senior secured debt facilities the Adviser leads.

The following are some of the key questions the Adviser addresses during due diligence:

•	How will we get our principal back if the borrower defaults?

•	Can the borrower pay interest—is there ample fixed charge coverage?

•	How will the borrower repay the loan?

•	Is the borrower in compliance with state and local laws and regulations?

Regarding principal recovery, if selling the business or facilities as a going concern is critical to recovering the principal, the Adviser will diligence and take steps upfront to be confident that this could be done in the relevant states in which the Borrower operates through a restructuring—such as an assignment for benefit of creditors or state court receivership—while having the necessary state and local licenses transfer to a new operator or buyer.

Summary Risk Factors

Our business and our ability to execute our strategy are subject to many risks. Before making a decision to invest in our common stock, you should carefully consider all of the risks and uncertainties described in “Risk Factors” below and all of the other information in this prospectus. These risks include, but are not limited to, the following:

•	Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

•	There is uncertainty surrounding potential legal, regulatory and policy changes by new presidential administrations in the United States that may directly affect financial institutions and the global economy.

•	We have no operating history and our Adviser is a newly registered investment adviser under the Advisers Act, with no history of managing BDCs.

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•	Almost our entire investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

•	Our ability to achieve our investment objective will depend on our Adviser’s ability to support our investment process; if our Adviser were to lose key personnel, our ability to achieve our investment objective could be significantly harmed.

•	Regulations that will govern our operation as a BDC and RIC may affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

•	Changes in, and enforcement of, laws or regulations governing our operations, including laws and regulations governing cannabis, may adversely affect our business or cause us to alter our business strategy.

•	Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

•	We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors. Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

•	We may be unable to invest a significant portion of the net proceeds from this initial public offering, or any follow-on offering of shares of our common stock, on acceptable terms within an attractive time frame.

•	We have broad discretion over the use of proceeds of this offering and will use proceeds in part to satisfy operating expenses.

•	We will incur significant costs as a result of being a publicly-traded company.

•	There are significant potential conflicts of interest that could adversely impact our investment returns.

•	If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

•	Because we intend to distribute at least 90% of our taxable income each taxable year to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth.

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•	We may not be able to pay you distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

•	In most cases, the Cannabis Operators in which we intend to invest will not be rated by any rating agency. If such investments were rated, we believe that they would likely be rated below investment grade. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and carry a higher rate of default.

•	Our portfolio companies may experience financial distress and our investments in such companies may be restricted.

•	Investing in our common stock may involve an above-average degree of risk.

•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price for shares of our common stock will not decline following this offering.

•	Investors in this offering will incur immediate dilution upon the closing of this offering.

Additional Risks Related to the Cannabis Industry

o	Cannabis remains illegal under federal law, and therefore, strict enforcement of federal laws regarding cannabis, particularly against our Borrowers, would likely result in our inability to execute our business plan.

o	Our investment opportunities are limited by the current illegality of cannabis under U.S. federal law; changes in the laws, regulations and guidelines that impact the cannabis industry may cause adverse effects on our ability to make investments.

o	Risks related to the cannabis industry may directly or indirectly affect us or our portfolio companies engaged in the cannabis industry.

o	Loans to relatively new and/or small companies and companies operating in the cannabis industry generally involve significant risks.

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o	Any potential growth in the cannabis industry continues to be subject to new and changing state and local laws and regulations.

o	Change in, and enforcement of, the laws, regulations and guidelines that impact our portfolio companies’ businesses may cause adverse effects on operations.

o	Any failure or significant delay in our portfolio companies obtaining necessary regulatory approvals could adversely affect their ability to conduct their businesses.

o	The medical and adult-use cannabis industry is highly competitive, which could adversely affect our business, financial condition and results of operations.

o	There can be no assurance that the industry will continue to exist or grow as currently anticipated.

o	There is uncertainty in pricing and demand for cannabis and cannabis-based products.

o	FDA regulation of cannabis could negatively affect the cannabis industry, which would directly affect our financial condition.

o	Research in the United States, Canada and internationally regarding the medical benefits, viability, safety, efficacy and dosing of cannabis or isolated cannabinoids may cause adverse effects on our or our portfolio companies’ operations.

o	The cannabis industry is subject to the risks inherent in an agricultural business, including the risk of crop failure.

o	Our portfolio companies may be vulnerable to rising energy costs.

o	Due to our involvement in the regulated cannabis industry, our portfolio companies may be subject to civil asset forfeiture.

o	Third-parties with whom we do business may perceive themselves as being exposed to reputational risk by virtue of their relationship with us and may ultimately elect not to do business with us.

o	The cannabis industry faces significant opposition, and any negative trends may cause adverse effects on the operations of our portfolio companies, which could cause adverse effects on our business.

If any of the factors enumerated above or in “Risk Factors” are realized, our business, financial condition, liquidity, results of operations and prospects could be materially and adversely affected. In that case, the trading price of our common stock could decline, and you may lose some or all of your investment.

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THE OFFERING

Common Stock Offered by Us	[ ] shares, excluding [ ] shares issuable pursuant to the over-allotment option granted to the underwriters.

Common Stock to be Outstanding After this Offering	[ ] shares, excluding [ ] shares issuable pursuant to the over-allotment option granted to the underwriters.

Use of Proceeds

We estimate that the net proceeds we will receive from this offering will be approximately $[ ] million, based on an offering price of $[ ] per share of common stock (the mid-point range of the estimated initial public offering price range), after deducting the underwriting discounts and commissions paid by us and estimated offering expenses of approximately $[ ] million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

We plan to use the net proceeds of this offering primarily for senior secured term loans in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes, though it is possible that some of the net proceeds may be invested in other forms of debt, as described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We will also pay organizational expenses and expenses incurred in connection with this offering from the net proceeds of this offering. We will also use proceeds from this offering to pay all amounts outstanding under the Bridge Note. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in high-quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC. See “Use of Proceeds.”

Proposed Nasdaq Symbol	“ABDC”

Investment Advisory Fees

Altmore Capital Investment Management, LLC, or the Adviser, will serve as our investment adviser. We will pay the Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.50% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents. The fact that our base management fee is payable based upon our gross assets may encourage the Adviser to use leverage to make additional investments.

The incentive fee consists of two parts. The first part of the incentive fee (the “Incentive Fee on Income”) is calculated and payable quarterly in arrears and equals 17.5% of our “Pre-Incentive Fee Net Investment Income” for the preceding quarter, subject to a preferred return, or “hurdle,” of 1.75% per quarter (7.0% annualized), and a “catch up” feature. “Pre-Incentive Fee Net Investment Income,” expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence, advisory and consulting fees or other fees that we receive from portfolio companies, (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (the “Administration Agreement”), and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that we have not yet received and may never receive in cash if the portfolio company is unable to satisfy its payment obligations to us. The Adviser is not obligated to return the Incentive fee on Income it receives on accrued income that is later determined to be uncollectible in cash. The operation of the Incentive Fee on Income for each quarter is as follows:

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•     No Incentive Fee on Income is payable to the Adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the “hurdle rate” of 1.75%;

•     100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the “hurdle rate,” but is less than or equal to 2.121% in any quarter (8.485% annualized), will be payable to the Adviser. We refer to this portion of our Incentive Fee on Income as the catch up. It is intended to provide an Incentive Fee on Income of 17.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income exceeds 1.75% in any quarter; and

•      For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 2.121% (8.485% annualized), the Incentive Fee on Income shall equal 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, because the preferred return and catch up will have been achieved.

The second part of the incentive fee (the “Incentive Fee on Capital Gains”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement) and equals 17.5% of our realized capital gains on a cumulative basis from inception through the end of each fiscal year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains.

See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

Administration Agreement	ACIM will serve as our administrator. We will reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the Administration Agreement, including rent and our costs for compensation and related expenses of our chief financial officer (“CFO”) and chief compliance officer (“CCO”), and their respective staffs. See “Administration Agreement.”

Lock-up Agreements	[We, our officers and directors, and certain other parties related to the Adviser, have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of [ ], dispose of or hedge any shares or any securities convertible into or exchangeable for our common stock. [ ], in their sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.]

Distributions

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to make quarterly distributions to our stockholders beginning after our first full quarter of operations. The amount of our distributions, if any, will be determined by our Board of Directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We anticipate that our distributions will be paid from taxable earnings, including interest and capital gains generated by our investment portfolio. However, if we do not generate sufficient taxable earnings during any fiscal year, a portion of our distributions for such year may constitute a return of capital. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and (ii) reduce the amount of funds we have for investment in portfolio companies.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, as well as cash otherwise available. We have not established any limit on the extent to which we may use offering proceeds to fund distributions. However, our Board of Directors, including a majority of our independent directors, will be required to determine that making return of capital distributions from our offering proceeds is in the best interests of our stockholders based upon our then-current financial condition and our expected future growth prospects. The specific tax characteristics of our distributions will be reported to stockholders after the end of each calendar year.

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Taxation	We intend to elect to be treated for U.S. federal income tax purposes, and intend to qualify annually to be treated, as a RIC under Subchapter M of the Code commencing with our first taxable year after the completion of this offering. Assuming we so qualify, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we timely distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Distribution Reinvestment Plan	We have adopted a distribution reinvestment plan for our stockholders. The distribution reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of our stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “Distribution Reinvestment Plan.”

Leverage	We expect to enter into a credit facility in the near future. The use of leverage may be considered a speculative investment technique, makes our NAV more volatile and magnifies the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities. As a BDC, with certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 150% after such borrowing. The fact that our base management fee is payable based upon our gross assets, which would include any investments acquired with the use of leverage, may encourage the Adviser to use leverage to make additional investments and discourage deleveraging when it would otherwise be advantageous to do so. As of January 10, 2022, we had no debt outstanding.

Anti-Takeover Provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from attempting to acquire us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

Available Information

After the completion of this offering, we will be required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information is also available free of charge by contacting us at Altmore BDC, Inc., 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102, by telephone at (703) 861-3964, or on our website at http://altmorecap.com/. The information on this website is not incorporated by reference into this prospectus.

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FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Altmore BDC, Inc.,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	7.00%	(1)
Offering expenses (as a percentage of offering price)	0.19%	(2)
Distribution reinvestment plan fees	—	(3)
Total stockholder transaction expenses (as a percentage of offering price)	7.19%
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees under Investment Advisory Agreement	1.50%	(4)
Incentive fees under Investment Advisory Agreement	—	(5)
Interest payments on borrowed funds	—
Other expenses	1.32%	(6)
Total annual expenses	2.82%	(7)

(1)	The underwriting discounts and commissions with respect to the shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $438,000.

(3)	The expenses of administering our distribution reinvestment plan are included in “other expenses.”

(4)	Reflects the aggregate amount of base management fees we estimate will be payable under our Investment Advisory Agreement during our first year of operations following consummation of this offering, or $3.38 million, which, as required by SEC rules, is calculated based on our projected net assets rather than our gross assets. Our base management fee under the Investment Advisory Agreement is calculated at an annual rate of 1.50% of our projected gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents (as defined in the notes to our financial statements). See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.” The fact that our base management fee is payable based upon our gross assets may encourage the Adviser to use leverage to make additional investments.

(5)	Given that we have not yet commenced operations, we have not estimated the incentive fees under our Investment Advisory Agreement and have assumed this figure to be zero. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within three to nine months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. As a result, during our first year of operations following consummation of this offering we expect that we will not have any capital gains, but will have interest income that exceeds our quarterly hurdle rate discussed below during the second half of our first year of operations.

The incentive fee consists of two parts. The first part of the incentive fee, the Incentive Fee on Income, which is payable quarterly in arrears, is equal to 17.5% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each quarter. The Incentive Fee on Income is computed and paid on income that may include interest that is accrued but not yet received, and may never be received, in cash.

The operation of the Incentive Fee on Income for each quarter is as follows:

- No Incentive Fee on Income is payable to the Adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the “hurdle rate” of 1.75%;

- 100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the “hurdle rate,” but is less than or equal to 2.121% in any quarter (8.485% annualized), will be payable to the Adviser. We refer to this portion of our Incentive Fee on Income as the catch up. It is intended to provide an Incentive Fee on Income of 17.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income exceeds 1.75% in any quarter; and

- For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 2.121% (8.485% annualized), the Incentive Fee on Income shall equal 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, because the preferred return and catchup will have been achieved.

The second part of the incentive fee, the Incentive Fee on Capital Gains, payable at the end of each fiscal year (or upon termination of the Investment Advisory Agreement) in arrears, equals 17.5% of cumulative realized capital gains from inception to the end of each fiscal year, less cumulative realized capital losses and unrealized capital depreciation from inception to the end of each fiscal year, less the aggregate amount of any previously paid Incentive Fees on Capital Gains for prior periods. See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

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(6)	“Other expenses” are based on estimated amounts for our first full year of operations and include organizational expenses of approximately $319,000.

(7)	Estimated.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in our common stock assuming (1) a 7.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.19%, (2) total estimated annual expenses of 2.82% of net assets and (3) a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$98	$153	$210	$364

The foregoing example is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our distribution reinvestment plan may occur at a price per share that differs from NAV. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

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RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our common stock. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the trading price of our common stock could decline, and you may lose part or all of your investment. The risk factors described below are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

Risks Relating to Economic Conditions

Economic recessions or downturns may have a material adverse effect on our business, financial condition and results of operations, and could impair the ability of our portfolio companies to repay debt or pay interest.

Economic recessions or downturns may result in a prolonged period of market illiquidity which could have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results. In addition, uncertainty with regard to economic recovery from recessions or downturns could also have a negative impact on our business, financial condition and results of operations.

When recessionary conditions exist the financial results of middle-market companies, like those in which we invest, typically experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, there can be reduced demand for certain of our portfolio companies’ products and services and/or other economic consequences, such as decreased margins or extended payment terms. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Such conditions may require us to modify the payment terms of our investments, including changes in PIK interest provisions and/or cash interest rates. The performance of certain portfolio companies in the future may be negatively impacted by these economic or other conditions, which may result in our receipt of reduced interest income from our portfolio companies and/or realized and unrealized losses related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.

Global economic, political and market conditions, including downgrades of the U.S. credit rating, may adversely affect our business, results of operations and financial condition.

The current global financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the United States and worldwide financial markets and may cause economic uncertainties or deterioration in the United States and worldwide. The impact of downgrades by rating agencies to the U.S. government’s sovereign credit rating or its perceived creditworthiness as well as potential government shutdowns and uncertainty surrounding transfers of power could adversely affect the U.S. and global financial markets and economic conditions. Since 2010, several European Union, or EU, countries have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries. In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets. The decision made in the United Kingdom referendum to leave the EU (the so-called “Brexit”) has led to volatility in global financial markets and may lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. While the United Kingdom commenced its withdrawal from the EU on January 31, 2020, the transition and its surrounding negotiations are ongoing, which creates uncertainty, which may lead to continued volatility. Additionally, trade wars and volatility in the U.S. repo market, the U.S. high-yield bond markets, the Chinese stock markets and global markets for commodities may affect other financial markets worldwide. In addition, while recent government stimulus measures worldwide have reduced volatility in the financial markets, volatility may return as such measures are phased out, and the long-term impacts of such stimulus on fiscal policy and inflation remain unknown. We cannot predict the effects of these or similar events in the future on the U.S. and global economies and securities markets or on our investments. We monitor developments in economic, political and market conditions and seek to manage our investments in a manner consistent with achieving our investment objective, but there can be no assurance that we will be successful in doing so.

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Capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets in the United States and abroad, which may have a negative impact on our business and operations.

From time-to-time, capital markets may experience periods of disruption and instability. During such periods of market disruption and instability, we and other companies in the financial services sector may have limited access, if available, to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions which will apply to us as a BDC, we will generally not be able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 150% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

Given the extreme volatility and dislocation in the capital markets over the past several years, many BDCs have faced, and may in the future face, a challenging environment in which to raise or access capital. In addition, significant changes in the capital markets, including the extreme volatility and disruption over the past several years, has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving these investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can adversely affect our investment valuations. Further, the illiquidity of our investments may make it difficult for us to sell such investments if required and to value such investments. Our use of leverage will amplify these risks, and we may be forced to liquidate our investments at inopportune times or prices to repay debt. Consequently, we may realize significantly less than the value at which we carry our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations. In addition, a prolonged period of market illiquidity may cause us to reduce the volume of loans and debt securities we originate and/or fund and adversely affect the value of our portfolio investments, which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

There is uncertainty surrounding potential legal, regulatory and policy changes by new presidential administrations in the United States that may directly affect financial institutions and the global economy.

As a result of the United States presidential election, which occurred on November 3, 2020, as of January 2021, the Democratic Party controls the executive branch of government. The Democratic Party also currently controls both the Senate and House of Representatives portions of the legislative branch of government. Changes in federal policy, including tax policies, and at regulatory agencies, occur over time through policy and personnel changes following elections, which lead to changes involving the level of oversight and focus on the financial services industry or the tax rates paid by corporate entities. The nature, timing and economic and political effects of potential changes to the current legal and regulatory framework affecting financial institutions remain highly uncertain. Uncertainty surrounding future changes may adversely affect our operating environment and therefore our business, financial condition, results of operations and growth prospects.

A particular area identified as subject to potential change, amendment or repeal includes the Dodd-Frank Act, including the Volcker Rule and various swaps and derivatives regulations, credit risk retention requirements and the authorities of the Federal Reserve, the Financial Stability Oversight Council and the SEC. Given the uncertainty associated with the manner in which and whether the provisions of the Dodd-Frank Act will be implemented, repealed, amended, or replaced, the full impact such requirements will have on our business, results of operations or financial condition is unclear. The changes resulting from the Dodd-Frank Act or any changes to the regulations already implemented thereunder may require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations or principles, or changes thereto, may negatively impact our business, results of operations or financial condition. While we cannot predict what effect any changes in the laws or regulations or their interpretations would have on us as a result of recent financial reform legislation, these changes could be materially adverse to us and our stockholders.

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Risks Relating to the COVID-19 Pandemic

Global economic, political and market conditions caused by the current public health crisis have (and in the future, could further) adversely affect our business, results of operations and financial condition and those of our portfolio companies.

A novel strain of coronavirus initially appeared in late 2019 and rapidly spread globally, including to the United States. In an attempt to slow the spread of the coronavirus, governments around the world, including the United States, placed restrictions on travel, issued “stay at home” orders and ordered the temporary closure of certain businesses, such as factories and retail stores. Such restrictions and closures impacted supply chains, consumer demand and/or the operations of many businesses. As jurisdictions around the United States and the world continue to experience surges in cases of COVID-19, including cases caused by variants such as the delta variant and omicron variant, and governments consider pausing the lifting of or re-imposing restrictions, there is considerable uncertainty surrounding the full economic impact of the coronavirus pandemic and the long-term effects on the U.S. and global financial markets.

Any disruptions in the capital markets, as a result of the COVID-19 pandemic or otherwise, may increase the spread between the yields realized on risk-free and higher risk securities and can result in illiquidity in parts of the capital markets, significant write-offs in the financial sector and re-pricing of credit risk in the broadly syndicated market. These and any other unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. In addition, our success depends in substantial part on the management, skill and acumen of our Adviser, whose operations may be adversely impacted, including through quarantine measures and travel restrictions imposed on its investment professionals or service providers, or any related health issues of such investment professionals or service providers.

In addition, the restrictions and closures and related market conditions resulted in, and if re-imposed in the future, could further result in certain portfolio companies halting or significantly curtailing operations and negative impacts to the supply chains of certain of our portfolio companies. The financial results of middle-market companies, like those in which we invest, experienced deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults, and further deterioration will further depress the outlook for those companies. Further, adverse economic conditions may in the future decrease the value of collateral securing some of our loans and the value of our equity investments. Such conditions may in the future require us to modify the payment terms of our investments, including changes in PIK interest provisions and/or cash interest rates. The performance of certain of our portfolio companies in the future may be negatively impacted by these economic or other conditions, which can result in our receipt of reduced interest income from our portfolio companies and/or realized and unrealized losses related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations. In addition, as governments ease COVID-19 related restrictions, certain of our portfolio companies may experience increased health and safety expenses, payroll costs and other operating expenses.

As the potential impact of the coronavirus remains difficult to predict, the extent to which the coronavirus could negatively affect our and our portfolio companies’ operating results or the duration or reoccurrence of any potential business or supply-chain disruption is uncertain. Any potential impact to our results of operations will depend to a large extent on future developments regarding the duration and severity of the coronavirus and the actions taken by governments (including stimulus measures or the lack thereof) and their citizens to contain the coronavirus or treat its impact, all of which are beyond our control.

The COVID-19 pandemic has caused severe disruptions in the global economy and has disrupted financial activity in the areas in which we or our portfolio companies operate.

The COVID-19 pandemic has resulted in widespread outbreaks of illness and numerous deaths, adversely impacted global and U.S. commercial activity and contributed to significant volatility in certain equity and debt markets. The global impact of the outbreak is rapidly evolving, and many countries and localities, including the U.S. and states in which our portfolio companies operate, have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of the COVID-19 pandemic, have created significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism, entertainment and other industries, including industries in which certain of our portfolio companies operate. The impact of the COVID-19 pandemic has led to significant volatility and declines in the global public equity markets and it is uncertain how long this volatility will continue. As the COVID-19 pandemic continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess.

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While countries have relaxed their public health restrictions relative to those imposed during the spring and summer of 2020, they have been forced to re-introduce such restrictions and business shutdowns at various points in time due to surges in the reported number of cases, hospitalizations and deaths related to the COVID-19 pandemic. Health advisors warn that recurring COVID-19 outbreaks will continue if reopening is pursued too soon or in the wrong manner, which may lead to the re-introduction or continuation of certain public health restrictions (such as instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues). Additionally, as of May 2021, travelers from certain countries were not allowed to visit Canada, Australia or the majority of countries in Europe, Asia, Africa and South America. These continued travel restrictions may prolong the global economic downturn. In addition, although the Federal Food and Drug Administration authorized vaccines produced by Pfizer-BioNTech, Moderna, and Johnson & Johnson for emergency use starting in December 2020, and it is anticipated that a majority of U.S. adults will be vaccinated by the summer of 2021, it remains unclear how quickly the vaccines will be distributed globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.

Risks Relating to Our Business and Structure

We have no operating history and our Adviser is a newly registered investment adviser under the Advisers Act, with no history of managing BDCs.

We were formed in June 2021 and have not yet commenced operations. As a result of a lack of operating history, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Additionally, our Adviser is a newly registered investment adviser under the Advisers Act, with no history of managing BDCs. The 1940 Act imposes numerous constraints on the operations of BDCs that do not apply to the other types of investment vehicles. For example, under the 1940 Act, BDCs are generally required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly traded companies. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC, which could be material. The Adviser’s lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

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Changes in interest rates, changes in the method for determining LIBOR and the potential replacement of LIBOR may affect our cost of capital and net investment income.

 General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income, our NAV and the market price of our common stock. Some of our debt investments may have variable interest rates that reset periodically based on benchmarks such as LIBOR (or successors thereto) and the prime rate. An increase in interest rates may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold and increase defaults even where our investment income increases. Rising interest rates could also cause borrowers to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. Additionally, as interest rates increase and the corresponding risk of a default by borrowers increases, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities.

Conversely, if interest rates decline, borrowers may refinance their loans at lower interest rates, which could shorten the average life of the loans and reduce the associated returns on the investment, as well as require our Adviser and the investment professionals to incur management time and expense to re-deploy such proceeds, including on terms that may not be as favorable as our existing loans.

In addition, because we may borrow to fund our investments, a portion of our net investment income is dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. Portions of our investment portfolio and our borrowings may have floating rate components. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

As a result of concerns about the accuracy of the calculation of LIBOR, a number of British Bankers’ Association, or BBA, member banks entered into settlements with certain regulators and law enforcement agencies with respect to the alleged manipulation of LIBOR. Actions by the BBA, regulators or law enforcement agencies as a result of these or future events, may result in changes to the manner in which LIBOR is determined or the establishment of alternative reference rates. Potential changes, or uncertainty related to such potential changes may adversely affect the market for LIBOR-based securities, including investments in any LIBOR-indexed, floating-rate debt securities and our borrowings.

In July 2017, the head of the United Kingdom Financial Conduct Authority (the “FCA”) announced the desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator or no longer be representative (a) immediately after December 31, 2021, in the case of the 1-week and 2-month U.S. dollar settings, and (b) immediately after June 30, 2023, in the case of the remaining U.S. dollar settings. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee composed of large U.S. financial institutions, is considering replacing U.S.-dollar LIBOR with the Secured Overnight Financing Rate, or SOFR, a new index calculated by short-term repurchase agreements, backed by Treasury securities. Although there have been a few issuances utilizing SOFR or the Sterling Over Night Index Average, an alternative reference rate that is based on transactions, it is unknown whether these alternative reference rates will attain market acceptance as replacements for LIBOR. Any transition away from LIBOR to alternative reference rates is complex and could have a material adverse effect on our business, financial condition and results of operations, including as a result of any changes in the pricing of our investments, changes to the documentation for certain of our investments and the pace of such changes, disputes and other actions regarding the interpretation of current and prospective loan documentation or modifications to processes and systems.

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A general increase in interest rates will likely have the effect of increasing our net investment income, which would make it easier for our Adviser to receive Incentive Fees on Income.

Any general increase in interest rates would likely have the effect of increasing the interest rate that we receive on many of our debt investments. Accordingly, a general increase in interest rates may make it easier for our Adviser to meet the quarterly hurdle rate for payment of Incentive Fees on Income under the Investment Advisory Agreement and may result in a substantial increase in the amount of the Incentive Fees on Income payable to our Adviser. The U.S. federal reserve has indicated an increase in interest rates is likely to occur as early as March 2022.

A general decrease in interest rates will likely have the effect of decreasing our net investment income, which would make it harder for our Adviser to receive Incentive Fees on Income.

Any general decrease in interest rates would likely have the effect of decreasing the interest rate that we receive on many of our debt investments. Accordingly, a general decrease in interest rates may make it harder for our Adviser to meet the quarterly hurdle rate for payment of Incentive Fees on Income under the Investment Advisory Agreement and may result in a substantial decrease in the amount of the Incentive Fees on Income payable to our Adviser.

Almost our entire investment portfolio will be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined in good faith by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we will invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors. The fair value of such securities may change, potentially materially, between the date of the fair value determination by our Board of Directors and the release of the financial results for the corresponding period or the next date at which fair value is determined.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, any investments that include OID or PIK interest may have unreliable valuations because their continuing accruals require ongoing judgments about the collectability of their deferred payments and the value of their underlying collateral. Due to these uncertainties, our fair value determinations may cause our NAV on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated NAV would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective will depend on our Adviser’s ability to support our investment process; if our Adviser were to lose key personnel, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the senior personnel of our Adviser. Our Adviser evaluates, negotiates, structures, executes, monitors and services our investments. Key personnel of our Adviser have departed in the past and current key personnel could depart at any time. Our Adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. The departure of key personnel or of a significant number of the investment professionals or partners of our Adviser could have a material adverse effect on our ability to achieve our investment objective. Our Adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process and may not be able to find investment professionals in a timely manner or at all.

In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice. If we are unable to quickly find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms, our operations are likely to experience a disruption and our ability to achieve our investment objective and pay distributions would likely be materially and adversely affected.

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Our business model depends to a significant extent upon strong referral relationships, and the inability of the personnel associated with our Adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that personnel associated with our Adviser will maintain and develop their relationships with intermediaries, banks and other sources, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If these individuals fail to maintain their existing relationships or develop new relationships with other sources of investment opportunities, we may not be able to grow or maintain our investment portfolio. In addition, individuals with whom the personnel associated with our Adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us. The failure of the personnel associated with our Adviser to maintain existing relationships, grow new relationships, or for those relationships to generate investment opportunities could have an adverse effect on our business, financial condition and results of operations.

We will face competition for investment opportunities, which could reduce returns and result in losses.

We will compete for investments with cannabis industry-focused REITs, cannabis industry-focused mortgage REITs, public and private funds (including hedge funds, mezzanine funds and CLOs), private investors and family offices investing in the U.S. cannabis industry, and private equity funds (to the extent they provide an alternative form of financing), as well as traditional financial services companies such as commercial and investment banks, commercial financing companies and other sources of financing. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, except in situations described below, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private fund managed by our Adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We may also invest alongside funds managed by our Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may invest alongside such accounts consistent with guidance promulgated by the staff of the SEC permitting us and such other accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that our Adviser, acting on our behalf and on behalf of other clients, negotiates no term other than price. See “Certain Relationships and Related Party Transactions.”

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Regulations that will govern our operation as a BDC and RIC may affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level U.S. federal income taxes, we intend to distribute to our stockholders at least 90% of our taxable income each taxable year, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we would be subject to income taxes at the corporate rate on such deemed distributions on behalf of our stockholders.

As a BDC, we are required to invest at least 70% of our total assets primarily in securities of U.S. private or thinly traded public companies, cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less from the date of investment.

As a BDC, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such incurrence or issuance. These requirements limit the amount that we may borrow, may unfavorably limit our investment opportunities and may reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying distributions and could prevent us from being subject to tax as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. As a result of these requirements we need to periodically access the capital markets to raise cash to fund new investments at a more frequent pace than our privately owned competitors. We generally are not able to issue or sell our common stock at a price below NAV per share, which may be a disadvantage as compared with other public companies or private investment funds. When our common stock trades at a discount to NAV, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current NAV of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale in accordance with the requirements of the 1940 Act. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). We cannot assure you that equity financing will be available to us on favorable terms, or at all.  If additional funds are not available to us, we could be forced to curtail or cease new investment activities.

We also may make rights offerings to our stockholders at prices less than NAV, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

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In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

The Incentive Fee on Capital Gains may be effectively greater than 17.5%.

As a result of the operation of the cumulative method of calculating the Incentive Fee on Capital Gains that we will pay to our Adviser, the cumulative aggregate capital gains fee that will be received by our Adviser could be effectively greater than 17.5%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption “Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this anticipated payment calculation would affect your investment in shares of our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, NAV, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

Changes in, and enforcement of, laws or regulations governing our operations, including laws and regulations governing cannabis, may adversely affect our business or cause us to alter our business strategy.

We and our anticipated portfolio companies will be subject to regulation at the local, state and federal level, including laws and regulations governing cannabis by state and federal governments. See “— Additional Risks Related to the Cannabis Industry” below. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we may be permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans or that restrict the operations of a portfolio company, any of which could harm us and our stockholders and the value of our investments, potentially with retroactive effect. For example, certain provisions of the Dodd-Frank Act, which influences many aspects of the financial services industry, have been amended or repealed and the Code has been substantially amended and reformed. Any amendment or repeal of legislation, or changes in regulations or regulatory interpretations thereof, could create uncertainty in the near term, which could have a material adverse impact on our business, financial condition and results of operations.

Additionally, any changes to, or enforcement of, the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser to other types of investments in which our Adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

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Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law (“MGCL”), our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control or the removal of our directors.  Under our charter, certain charter amendments and certain transactions such as a merger, conversion of the Company to an open-end company, liquidation, or other transactions that may result in a change of control of us, must be approved by stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter, unless the matter has been approved by at least two-thirds of our “continuing directors,” as defined in our charter. Also, we are subject to Subtitle 6 of Title 3 of the MGCL, the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our directors who are not “interested persons,” as defined in the 1940 Act. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such a transaction. Our Bylaws contain a provision exempting from Subtitle 7 of Title 3 of the MGCL (the “Maryland Control Share Acquisition Act”) any and all acquisitions by any person of our shares of stock. Accordingly, we have opted-out of the Maryland Control Share Acquisition Act. We can offer no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the Board determines that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms; majority voting for directors in contested elections; and provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, including preferred shares, to cause the issuance of additional shares of our stock of any class or series, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that could give the holders of our shares the opportunity to realize a premium over the value of our shares or otherwise be in their best interest.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes or series of stock, including preferred stock, which could convey special rights and privileges to its owners.

As noted above, under the MGCL and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing stockholders. Prior to issuance of shares of each class or series, our Board of Directors will be required by the MGCL and our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion; provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on an investment in our common stock.

Our bylaws include an exclusive forum selection provision, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, employees or other agents.

Our bylaws require that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Montgomery County (or, if that court does not have jurisdiction, the United States District Court for the District of Maryland) shall be the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any Internal Corporate Claim, as such term is defined in the MGCL, (c) any action asserting a claim of breach of any duty owed by any of our directors, officers, employees or other agents to us or to our stockholders, (d) any action asserting a claim against us or any of our directors, officers, employees or other agents arising pursuant to any provision of the MGCL or our charter or bylaws, or (e) any other action asserting a claim against us or any of our directors, officers, employees or other agents that is governed by the internal affairs doctrine. The exclusive forum selection provision will not apply to claims arising under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction. The exclusive forum selection provision may increase costs for a shareholder to bring a claim and may discourage claims or limit shareholders’ ability to bring a claim in a judicial forum that they find favorable. It is also possible that a court could rule that the provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, and/or the other forum may incorrectly apply or interpret the applicable Maryland law (in a manner that is adverse to us), which could materially adversely affect our business, financial condition and results of operations.

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We are subject to risks associated with communications and information systems.

We depend on the communications and information systems of our Adviser and its affiliates as well as certain third-party service providers. As these systems became more important to our business, the risks posed to these communications and information systems have continued to increase. Any failure or interruption in these systems could cause disruptions in our activities, including because we do not maintain any such systems of our own. In addition, these systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources. These attacks, which may include cyber incidents, may involve a third-party gaining unauthorized access to our communications or information systems for purposes of misappropriating assets, stealing confidential information related to our operations or portfolio companies, corrupting data or causing operational disruption. Any such attack could result in disruption to our business, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations.

Internal and external cyber threats, as well as other disasters, could impair our ability to conduct business effectively.

The occurrence of a disaster, such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster recovery systems, or consequential employee error, could have an adverse effect on our ability to communicate or conduct business, negatively impacting our operations and financial condition. This adverse effect can become particularly acute if those events affect our electronic data processing, transmission, storage, and retrieval systems, or impact the availability, integrity, or confidentiality of our data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering, malware and computer virus attacks, or system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary, and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation. If unauthorized parties gain access to such information and technology systems, they may be able to steal, publish, delete or modify private and sensitive information, including nonpublic personal information related to stockholders (and their beneficial owners) and material nonpublic information. The systems we have implemented to manage risks relating to these types of events could prove to be inadequate and, if compromised, could become inoperable for extended periods of time, cease to function properly or fail to adequately secure private information. Breaches such as those involving covertly introduced malware, impersonation of authorized users and industrial or other espionage may not be identified even with sophisticated prevention and detection systems, potentially resulting in further harm and preventing them from being addressed appropriately. The failure of these systems or of disaster recovery plans for any reason could cause significant interruptions in our and our investment advisor’s operations and result in a failure to maintain the security, confidentiality or privacy of sensitive data, including personal information relating to stockholders, material nonpublic information and other sensitive information in our possession.

A disaster or a disruption in the infrastructure that supports our business, including a disruption involving electronic communications or other services used by us or third parties with whom we conduct business, or directly affecting our headquarters, could have a material adverse impact on our ability to continue to operate our business without interruption. Our disaster recovery programs may not be sufficient to mitigate the harm that may result from such a disaster or disruption. In addition, insurance and other safeguards might only partially reimburse us for our losses, if at all.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

In addition, cybersecurity has become a top priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our businesses, liability to investors, regulatory intervention or reputational damage.

We and our service providers are currently impacted by quarantines and similar measures being enacted by governments in response to the global COVID-19 pandemic, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Policies of extended periods of remote working, whether by us or by our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic. Accordingly, the risks described above are heightened under current conditions.

We may be unable to invest a significant portion of the net proceeds from this initial public offering, or any follow-on offering of shares of our common stock, on acceptable terms within an attractive time frame.

Delays in investing the net proceeds raised in this initial public offering or any follow-on offering of shares of our common stock may cause our performance to be worse than that of other fully invested Business Development Companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this initial public offering or any follow-on offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of this initial public offering, or any follow-on offering, in securities meeting our investment objective. During this period, we will invest the net proceeds from this initial public offering or any follow-on offering primarily in high-quality, short-term debt securities, consistent with our BDC election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of this initial public offering or any follow-on offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

We may experience fluctuations in our quarterly results.

We may experience fluctuations in our quarterly results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we may acquire, changes in accrual status of our portfolio company investments, distributions, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

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We are an “emerging growth company” and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our shares of common stock less attractive to investors.

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the “JOBS Act.” As a result, we intend to take advantage of the exemption for emerging growth companies allowing us to temporarily forgo the auditor attestation requirements of Section 404(b) of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act.”). We cannot predict if investors will find shares of our common stock less attractive because we will rely on this exemption. If some investors find our shares of common stock less attractive as a result, there may be a less active trading market for our shares and our share price may be more volatile. We will remain an emerging growth company until the earlier of (a) the last day of the fiscal year (i) following the fifth anniversary of the completion of this offering, (ii) in which we have total annual gross revenue of at least $1.07 billion, or (iii) in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the end of our prior second fiscal quarter, and (b) the date on which we have issued more than $1 billion in non-convertible debt during the prior three-year period.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We will take advantage of the extended transition period for complying with new or revised accounting standards, which may make it more difficult for investors and securities analysts to evaluate us since our financial statements may not be comparable to companies that comply with public company effective dates and may result in less investor confidence.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital as and when we need it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company” and because we will have an extended transition period for complying with new or revised financial accounting standards, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. Investors may be unable to compare our business with other companies in our industry if they believe that our financial accounting is not as transparent as other companies in our industry. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. We may identify deficiencies in our internal control over financial reporting in the future, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting. A “material weakness” is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. A deficiency in internal control exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis.

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In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. However, for as long as we are an “emerging growth company” under the JOBS Act, our independent registered public accounting firm will not be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404. We could be an emerging growth company for up to five years. An independent assessment of the effectiveness of our internal controls could detect problems that our management’s assessment might not detect. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, and other rules implemented by the SEC and the Nasdaq listing standards. Upon ceasing to qualify as an emerging growth company under the JOBS Act, our independent registered public accounting firm will be required to attest to the effectiveness of our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act, which will increase costs associated with our periodic reporting requirements.

Risks Relating to Conflicts of Interests

Our incentive fee may induce our Adviser to make speculative investments.

The incentive fee that will be payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The Incentive Fee on Income is based on a percentage of our net investment income (subject to a hurdle rate), which may encourage our Adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded and may result in an obligation for us to pay an Incentive Fee on Income to the Adviser even if we have incurred a loss for an applicable period.

The Incentive Fee on Income that will be payable by us to our Adviser also may create an incentive for our Adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the Incentive Fee on Income, however, will include accrued interest. Thus, a portion of the Incentive Fee on Income would be based on income that we will have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. The Adviser is not obligated to return the Incentive Fee on Income it receives on accrued interest that is later determined to be uncollectible in cash. While we may make Incentive Fee on Income payments on income accruals that we may not collect in the future and with respect to which we do not have a “claw back” right against our Adviser, the amount of accrued income written off in any period will reduce our income in the period in which such write-off was taken and thereby may reduce such period’s Incentive Fee on Income payment.

In addition, our Adviser may be entitled to receive an Incentive Fee on Capital Gains based upon net capital gains realized on our investments. Unlike the Incentive Fee on Income, there will be no performance threshold applicable to the Incentive Fee on Capital Gains. As a result, our Adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

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Given the subjective nature of the investment decisions made by our Adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our Adviser.

Our base management fee may induce our Adviser to incur leverage.

Our base management fee will be payable based upon our gross assets, which would include any borrowings for investment purposes, and which may encourage our Adviser to use leverage to make additional investments. Given the subjective nature of the investment decisions that our Adviser may make on our behalf and the discretion related to incurring leverage in connection with any such investments, we will be unable to monitor this potential conflict of interest between us and our Adviser.

There are significant potential conflicts of interest that could adversely impact our investment returns.

Our executive officers and directors, and certain members of our Adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. For example, the Adviser presently serves as a manager to several investment vehicles that invest in the U.S. cannabis industry, including Altmore Debt I, LP, Altmore Credit I, LLC, CP Altmore LLC, HI Altmore LLC, Aultmore Capital CRE Property I, LLC, MA Altmore LLC, PGF Equity Investors, LLC, OFS Altmore LLC, and SPV Altmore NCC, LLC. Therefore, there may be certain investment opportunities that satisfy the investment criteria for us as well as private investment funds advised by the Adviser or its affiliates. In addition, the Adviser and its affiliates may have obligations to investors in other entities that they advise or sub-advise, the fulfillment of which might not be in the best interests of us or our stockholders. An investment in us is not an investment in any of these other entities.

For example, the personnel of our Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds and accounts. Moreover, the Adviser and the investment professionals are engaged in other business activities which divert their time and attention. The investment professionals will devote as much time to us as such professionals deem appropriate to perform their duties in accordance with the Investment Advisory Agreement. However, such persons may be committed to providing investment advisory and other services for other clients, and engage in other business ventures in which we have no interest. As a result of these separate business activities, the Adviser may have conflicts of interest in allocating management time, services and functions among us, other advisory clients and other business ventures.

The Adviser has investment allocation guidelines that govern the allocation of investment opportunities among the investment funds and accounts managed or sub-advised by the Adviser and its affiliates. To the extent an investment opportunity is appropriate for us or any other investment fund or account managed or sub-advised by the Adviser or its affiliates, the Adviser will adhere to its investment allocation guidelines in order to determine a fair and equitable allocation.

Although the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our Adviser. We might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Adviser and its affiliates. The Adviser seeks to treat all clients fairly and equitably such that none receive preferential treatment vis-à-vis the others over time, in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain funds or accounts receive allocations where others do not.

Pursuant to the Investment Advisory Agreement, our Adviser’s liability is limited and we are required to indemnify our Adviser against certain liabilities. This may lead our Adviser to act in a riskier manner in performing its duties and obligations under the Investment Advisory Agreement than it would if it were acting for its own account, and creates a potential conflict of interest.

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Pursuant to the Administration Agreement, ACIM furnishes us with the facilities, including our principal executive office, and administrative services necessary to conduct our day-to-day operations. We pay ACIM its allocable portion of overhead and other expenses incurred by ACIM in performing its obligations under the Administration Agreement, including, without limitation, a portion of the rent at market rates and the compensation of our CFO and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs).

Risks Relating to Our Use of Leverage and Credit Facilities

If we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we use leverage to partially finance our investments, through borrowings from banks and other lenders, you will experience increased risks of investing in our common stock, including the likelihood of default. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause our net income to decline more sharply than it would have had we not borrowed. To the extent we incur additional leverage, these effects would be further magnified, increasing the risk of investing in us. Such a decline could negatively affect our ability to make common stock distributions or scheduled debt payments. Leverage is generally considered a speculative investment technique and we only intend to use leverage if expected returns will exceed the cost of borrowing.

Under the 1940 Act, a BDC like us is generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 150%. For example, under a 150% asset coverage ratio a BDC may borrow $2.00 for investment purposes of every $1.00 of investor equity. If we were to incur such leverage, our NAV will decline more sharply if the value of our assets declines than if we had not incurred such leverage.

Any credit facility we may enter into in the future would likely subject all or significant amounts of our assets to security interests and if we default on our obligations under such a credit facility, we may suffer adverse consequences, including foreclosure on our assets.

If we enter into a secured credit facility, all or significant amounts of our assets would likely be pledged as collateral to secure borrowings thereunder. If we default on our obligations under such a facility, the lenders may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we intend to operate. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we intend to pay to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under a secured credit facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under such facility.

The current period of capital markets disruption and economic uncertainty may make it difficult to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.

Current market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being at a higher cost in rising rate environments. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. An inability to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness could have a material adverse effect on our business, financial condition or results of operations.

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Our ability to obtain new indebtedness or refinance existing indebtedness may be limited because of the unwillingness or inability of certain financial institutions to transact with cannabis-related companies such as ourselves, and we may be forced to liquidate our investments at inopportune times or prices to repay debt. See”— Additional Risks Related to the Cannabis Industry” below.

Risks Relating to Distributions

Because we intend to distribute at least 90% of our taxable income each taxable year to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth, and a failure on our part to comply with BDC requirements would significantly reduce our operating flexibility.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level U.S. federal income taxes, we intend to distribute to our stockholders at least 90% of our taxable income each taxable year, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we would be subject to income taxes at the corporate rate applicable to net capital gains on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. Because we will continue to need capital to grow our investment portfolio, these limitations together with the asset coverage requirements applicable to us may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

If we fail to continuously follow the requirements for BDC, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on Business Development Companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a BDC, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

We may not be able to pay you distributions, our distributions may not grow over time and/or a portion of our distributions may be a return of capital. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to sustain a specified level of cash distributions or periodic increases in cash distributions. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our ability to be subject to tax as a RIC, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make distributions, our distributions generally will be treated as dividends for U.S. federal income tax purposes to the extent such distributions are paid out of our current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of, and in reduction of, a stockholder’s basis in our stock and, assuming that a stockholder holds our stock as a capital asset, thereafter as a capital gain. A return of capital generally is a return of a stockholder’s investment rather than a return of earnings or gains derived from our investment activities. Moreover, we may pay all or a substantial portion of our distributions from the proceeds of the sale of shares of our common stock or from borrowings in anticipation of future cash flow, which could constitute a return of stockholders’ capital and will lower such stockholders’ tax basis in our shares, which may result in increased tax liability to stockholders when they sell or otherwise dispose of such shares. The tax liability incurred by such stockholders upon the sale or other disposition of shares of our common stock may increase even if such shares are sold at a loss. Distributions from offering proceeds also could reduce the amount of capital we ultimately have available to invest in portfolio companies.

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We will be subject to corporate-level U.S. federal income tax if we are unable to obtain and maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To obtain and maintain our status as a RIC and be relieved of U.S. federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement will be satisfied if we distribute to our stockholders each taxable year an amount generally at least equal to 90% of the sum of our net taxable income plus realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus could become subject to corporate-level income tax.

•	The 90% gross income test will be satisfied if we earn at least 90% of our gross income for each taxable year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The diversification test will be satisfied if, at the end of each quarter of our taxable year, at least 50% of the value of our assets consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could cause us to incur substantial losses.

If we fail to be treated as a RIC and are subject to entity-level U.S. federal corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we are required to recognize income for U.S. federal income tax purposes before or without receiving cash representing such income.

For U.S. federal income tax purposes, we generally may be required to include in income certain amounts that we will have not yet received in cash, such as OID or certain income accruals on contingent payment debt instruments. Such OID is generally required to be included in income before we receive any corresponding cash payments. In addition, our loans may contain PIK interest provisions. Any PIK interest, computed at the contractual rate specified in each loan agreement, is generally required to be added to the principal balance of the loan and recorded as interest income. We also may be required to include in income certain other amounts that we do not receive, and may never receive, in cash. To avoid the imposition of corporate-level tax on us, this non-cash source of income may need to be distributed to our stockholders in cash or, in the event we determine to do so, in shares of our common stock, even though we may have not yet collected and may never collect the cash relating to such income.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of entity-level U.S. federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell or otherwise dispose of some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forego new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level U.S. federal income tax.

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We may in the future choose to pay distributions partly in our own stock, in which case you may be subject to tax in excess of the cash you receive.

We may distribute taxable distributions that are payable in part in our stock. In accordance with certain applicable U.S. Treasury regulations and other related administrative pronouncements issued by the Internal Revenue Service, or the IRS, a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her entire distribution in either cash or stock of the RIC, subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash (which generally may not be less than 20% of the value of the overall distribution), each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of our stock.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or parts of our investments.

In most cases, the Cannabis Operators in which we intend to invest will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “high-yield” and “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and carry a higher rate of default. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants. Investing in middle-market companies involves a number of significant risks.

Certain of our debt investments may consist of debt securities for which issuers are not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. Increases in interest rates may affect the ability of our portfolio companies to repay debt or pay interest, which may in turn affect the value of our portfolio investments, and our business, financial condition and results of operations.

Among other things, portfolio companies:

•	may have limited financial resources, may not have revenue yet, may have limited or negative EBITDA and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	may operate in regulated industries and/or provide services to federal, state or local governments, or operate in industries that provide services to regulated industries or federal, state or local governments, any of which could lead to delayed payments for services or subject the company to changing payment and reimbursement rates or other terms;

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•	may not have collateral, the value of which may not be sufficient to pay any outstanding interest or principal due to us in the event of a default by these companies, and because we are not able to own the property held as collateral and a court may have to sell the assets to meet the debtor’s obligations to us, the value of collateral may take time and impose additional costs for us to enforce;

•	are more likely to depend on the management talents and efforts of a small group of people; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	may have difficulty borrowing or otherwise accessing the capital markets to fund capital needs, which may be more acute because such companies are operating in the cannabis industry, and which limit their ability to grow or repay outstanding indebtedness at maturity (see “— Additional Risks Related to the Cannabis Industry” below);

•	may not have audited financial statements or be subject to the Sarbanes-Oxley Act and other rules that govern public companies;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

•	generally have less publicly available information about their businesses, operations and financial condition.

These factors may make certain of our portfolio companies more susceptible to the adverse effects of the COVID-19 pandemic and resulting government regulations. As a result of the limitations associated with certain portfolio companies, we must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. In addition, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

In addition, as noted above, little public information generally exists about privately owned companies, and these companies may not have third-party debt ratings or audited financial statements. We must therefore rely on the ability of our Adviser to obtain adequate information through due diligence to evaluate the creditworthiness and potential returns from investing in these companies. Additionally, these companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies.

To the extent OID and PIK interest constitute a portion of our income, we may be exposed to higher risks with respect to such investments.

We expect that many of our investments will include OID and contractual PIK interest, as well as exit fees, in lieu of warrants. OID and contractual PIK interest typically represents contractual interest added to a loan balance and due at the end of such loan’s term. While many loans and senior secured debt facilities in the U.S. cannabis industry still come with warrants, we are seeing an increase in the number of cannabis industry loans that have OID, contractual PIK interest and exit fees, instead of warrants. To the extent OID or PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:

•	OID and PIK instruments may have higher yields, which reflect the payment deferral and credit risk associated with these instruments;

•	OID and PIK accruals may create uncertainty about the source of our distributions to stockholders;

•	OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of the collateral;

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•	OID and PIK instruments may represent a higher credit risk than coupon loans;

•	Our net investment income used to calculate the Incentive Fee on Income will include OID and PIK interest, and the Adviser is not obligated to return the Incentive Fee on Income it receives on OID and PIK interest that is later determined to be uncollectible in cash;

•	The interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan;

•	The market prices of OID instruments are more volatile because they are affected to a greater extent by interest rate changes than instruments that pay interest periodically in cash;

•	The use of PIK and OID securities may provide certain benefits to the Adviser including increasing management fees and incentive compensation;

•	The Company may be required under the tax laws to make distributions of OID income to shareholders without receiving any cash. Such required cash distributions may have to be paid from offering proceeds or the sale of fund assets;

•	The required recognition of OID, including PIK, interest for U.S. federal income tax purposes may have a negative impact on liquidity, because it represents a non-cash component of the Company’s taxable income that must, nevertheless, be distributed in cash to investors to avoid it being subject to corporate level taxation; and

•	To the extent our investments are structured as interest-only loans, PIK interest will increase the size of the balloon payment due on maturity of the loan. PIK Interest payments on such loans may increase the probability and magnitude of loss on an investment.

If we acquire the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than-expected investment values or income potentials and resale restrictions.

We may acquire the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished, particularly where the portfolio company has negative EBITDA.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied, whether through liquidation, an exchange offer or a plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation. In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Our portfolio companies may prepay loans, which may reduce our yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The loans we anticipate holding in our investment portfolio may be prepaid at any time, generally with little advance notice. Whether a loan is prepaid will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change, we do not know when, and if, prepayment may be possible for each portfolio company. In some cases, the prepayment of a loan may reduce our achievable yield if the capital returned cannot be invested in transactions with equal or greater expected yields, which could have a material adverse effect on our business, financial condition and results of operations.

The lack of liquidity in our investments may adversely affect our business.

We intend to invest in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments and suffer losses. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. In addition, we may also face restrictions on our ability to liquidate our investments if our Adviser or any of its affiliates have material nonpublic information regarding the portfolio company.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through a follow-on investment. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation, may reduce the expected yield on the investment or may impair the value of our investment in any such portfolio company.

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Portfolio companies may be highly leveraged.

We invest primarily in first lien loans issued by middle-market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our portfolio companies may incur debt that ranks equally with, or senior to, some of our investments in such companies.

We will invest primarily in senior secured loans, including unitranche and second lien debt instruments, as well as unsecured debt instruments, issued by our portfolio companies. If we invest in unitranche, second lien, or unsecured debt instruments, our portfolio companies typically may be permitted to incur other debt that ranks equally with, or senior to, such debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we will be entitled to receive payments in respect of the debt securities in which we will invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. In such cases, after repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we will invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may structure some of our investments as senior loans, if one of our portfolio companies were to enter bankruptcy proceedings, a bankruptcy court might re-characterize our debt investment and subordinate all or a portion of our claim to that of other creditors, depending on the facts and circumstances, including the extent to which we actually provide managerial assistance to that portfolio company. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

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Second priority liens on collateral securing loans that we may make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we may make to portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more inter-creditor agreements that we enter into with the holders of senior debt. Under such an inter-creditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions may be taken with respect to the collateral and will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event such portfolio company’s default on their indebtedness.

We may make unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of middle-market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

We may need to foreclose on loans that are in default, which could result in losses.

We may find it necessary to foreclose on loans that are in default. Foreclosure processes are often lengthy and expensive, and state court foreclosure processes and other creditors’ remedies with respect to cannabis companies are largely untested. Results of foreclosure processes or other exercises of creditors’ rights may be uncertain, as claims may be asserted by the relevant borrower or by other creditors or investors in such borrower that interfere with enforcement of our rights, such as claims that challenge the validity or enforceability of our loan or the priority or perfection of our security interests. Our borrowers may resist foreclosure actions or other remedies by asserting numerous claims, counterclaims and defenses against us, including, without limitation, lender liability claims and defenses, even when the assertions may have no merit, in an effort to prolong the foreclosure action or other remedy and seek to force us into a modification or buy-out of our loan for less than we are owed. Additionally, the transfer of certain collateral to us may be limited or prohibited by applicable laws and regulations. See “—The loans that we expect to make may be secured by collateral that is, and will be, subject to extensive regulations, such that if such collateral was foreclosed upon those regulations may result in significant costs and materially and adversely affect our business, financial condition, liquidity and results of operations.” For transferable collateral, foreclosure or other remedies available may be subject to certain laws and regulations, including the need for regulatory disclosure and/or approval of such transfer. If federal law were to change to permit cannabis companies to seek federal bankruptcy protection, the applicable borrower could file for bankruptcy, which would have the effect of staying the foreclosure actions and delaying the foreclosure processes and potentially result in reductions or discharges of debt owed to us. Foreclosure may create a negative public perception of the collateral, resulting in a diminution of its value. Even if we are successful in foreclosing on collateral securing our loan, the liquidation proceeds upon sale of the collateral may not be sufficient to recover our loan. Any costs or delays involved in the foreclosure or a liquidation of the collateral will reduce the net proceeds realized and, thus, increase the potential for loss.

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In the event a borrower defaults on any of its obligations to us and such debt obligations are equitized, we may not have the ability to hold such equity interests legally under federal law, which may result in additional losses on our loans to such entity.

The loans that we expect to make may be secured by collateral that is, and will be, subject to extensive regulations, such that if such collateral was foreclosed upon those regulations may result in significant costs and materially and adversely affect our business, financial condition, liquidity and results of operations.

The loans that we expect to make may be secured by collateral that is, and will be, subject to various legal and regulatory requirements, and we would be subject to such requirements if such collateral was foreclosed upon. Due to current legal requirements, we will not own equity securities in companies that are not compliant with all applicable laws and regulations within the jurisdiction in which they are located or operate, including federal laws, nor will we own any real estate used in cannabis-related operations in violation of state or federal law. While our loan agreements and related mortgages provide for foreclosure remedies, receivership remedies and/or other remedies that would allow us to cause the sale or other realization of collateral, the regulatory requirements and statutory prohibitions related to equity investments in cannabis companies and real property used in cannabis-related operations may cause significant delays or difficulties in realizing upon the expected value of such collateral. In addition, applicable legal requirements may prevent us from possessing or realizing the value of other collateral securing our loans, such as cannabis licenses, cannabis inventory or cannabis merchandise. Our inability to realize the full value of such collateral could have a material adverse effect on our business, financial condition, liquidity and results of operations. We may also be disadvantaged in a foreclosure process or other exercise of creditors’ rights relative to other creditors that are able to hold such collateral. We make no assurance that existing regulatory policies will not materially and adversely affect the value or availability to us of all such collateral, or our standing relative to other creditors that are able to hold such collateral, or that additional regulations will not be adopted that would increase such potential material adverse effect.

Certain assets of our borrowers may not be used as collateral or transferred to us due to applicable state laws and regulations governing the cannabis industry, and such restrictions could negatively impact our profitability.

Each state that has legalized cannabis in some form has adopted its own set of laws and regulations that differ from one another. In particular, laws and regulations differ among states regarding the collateralization or transferability of cannabis-related assets, such as cannabis licenses, cannabis inventory, and ownership interests in licensed cannabis companies. Some state laws and regulations where our borrowers operate may prohibit the collateralization or transferability of certain cannabis-related assets. Other states may allow the collateralization or transferability of cannabis-related assets, but with restrictions, such as meeting certain eligibility requirements, utilization of state receiverships, and/or upon approval by the applicable regulatory authority. Prohibitions or restrictions on our or others’ ability to acquire, own or hold certain cannabis-related assets securing the loans of our borrowers could have a material adverse effect on our business, financial condition, liquidity and results of operations. In addition, because the sales of such assets may be forced upon the borrower when time may be of the essence and available to a limited number of potential purchasers, the sales prices may be less than the prices that could be obtained with more time and/or in a larger market.

The market value of properties and equipment securing our loans may decrease upon foreclosure if they cannot be used for cannabis related operations.

Properties and equipment used for cannabis operations, particularly cultivation and manufacturing facilities and equipment, are generally more valuable than if used for other purposes. If we foreclose on any properties or equipment securing our loans, the inability to sell the property or equipment to a licensed cannabis company for a similar use may significantly decrease the market value of the foreclosed property or equipment, thereby having a material adverse effect on our business, financial condition, liquidity and results of operations.

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We may incur greater risk with respect to investments we acquire through assignments of interests or participations.

Although we intend to originate a substantial portion of our loans, we may acquire loans through assignments of interests or participations in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral.

We generally do not expect to control our portfolio companies.

We generally do not expect to control our portfolio companies. As a result, we may be subject to the risk that a portfolio company may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor, including actions that could decrease the value of our investment. Due to the lack of liquidity for our anticipated investments, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, some of the loans in which we may invest may be “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants.

We may write down the value of a portfolio company investment upon the worsening of the financial condition of the portfolio company or in anticipation of a default, which could also have a material adverse effect on our business, financial condition and results of operations.

Our portfolio companies may experience financial distress and our investments in such companies may be restricted.

Our portfolio companies may experience financial distress from time to time. Debt investments in such companies may cease to be income-producing, may require us to bear certain expenses to protect our investment and may subject us to uncertainty as to when, in what manner and for what value such distressed debt will eventually be satisfied, including through liquidation, reorganization or bankruptcy. Any restructuring can fundamentally alter the nature of the related investment, and restructurings may not be subject to the same underwriting standards that our Adviser employs in connection with the origination of an investment. In addition, we may write down the value of our investment in any such company to reflect the status of financial distress and future prospects of the business. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to us. For example, if an exchange offer is made or plan of reorganization is adopted with respect to the debt securities we currently hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will have a value or income potential similar to what we anticipated when our original investment was made or even at the time of restructuring. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to us, or we may receive equity securities, which may require significantly more of our management’s time and attention or carry restrictions on their disposition. We cannot assure you that any particular restructuring strategy pursued by our Adviser will maximize the value of or recovery on any investment.

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We are a non-diversified investment company within the meaning of the 1940 Act, and therefore have few restrictions with respect to the proportion of our assets that may be invested in securities of a single industry or issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single industry or issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of industries or issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the security, industry or issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond RIC diversification requirements, we will not have fixed guidelines for diversification, and our investments could be concentrated in relatively few industries or issuers.

Our investments may be concentrated in a limited number of Portfolio Companies

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single industry or issuer, excluding limitations on investments in other investment companies. Beyond RIC diversification requirements, we will not have fixed guidelines for diversification, and our investments could be concentrated in relatively few industries or issuers. As a consequence, our aggregate return may be substantially adversely affected by the unfavorable performance of any single investment. Our investments could potentially be concentrated in relatively few strategies, issuers, industries, markets, geographies or investment types. Such non-diversification would make us more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. We could be subject to significant losses if we hold a relatively large position in a single strategy, issuer, industry, market, geographic region or a particular type of investment that declines in value, and the losses could increase even further if the investments cannot be liquidated without adverse market reaction or are otherwise adversely affected by changes in market conditions or circumstances.

As of February 3, 2022, and prior to the closing of the initial public offering of our common stock, five of the loans held by the Private Fund that will be acquired by the Company comprise approximately 64.51% of the portfolio to be acquired, and the largest investments would represent approximately 14.45%, 14.05%, 13.28%, 12.98%, and 9.74% of our total assets. See “Portfolio Companies.”

We have not yet identified all of the portfolio companies we will invest in using the proceeds of this offering.

We have not yet identified all of the portfolio investments that we will acquire with the proceeds of this offering. We have significant flexibility in investing the net proceeds of this offering and any future offering, and may do so in a way with which you may not agree. Additionally, our Adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. Further, other than general limitations that may be included in a future credit facility, the holders of our debt securities will generally not have veto power or a vote in approving any changes to our investment or operational policies. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds from this offering primarily in high-quality, short-term debt securities, consistent with our BDC election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. If we are not able to identify or gain access to suitable investments, our income may be limited.

Our investments in portfolio companies listed on foreign exchanges, if any, may involve significant risks in addition to the risks inherent in U.S. investments.

While we intend to invest in loans with U.S. Cannabis Operators, some U.S. Cannabis Operators have primary equity listings on foreign exchanges, particularly the Canadian stock exchanges, including the Canadian Securities Exchange (CSE) and the NEO Exchange (NEO). It is possible that some investment income may be deemed to be partly from sources within foreign countries. Investing in companies with listings on foreign exchanges may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although we anticipate that most of our investments will be denominated in U.S. dollars, any investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. As a result, a change in currency exchange rates may adversely affect our profitability.

Risks Related to an Investment in Our Common Stock

Investing in our common stock may involve an above-average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.

We cannot assure you that we will be able to successfully deploy the proceeds of our initial public offering within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of our initial public offering will be invested in accordance with our investment objective within six to nine months after the completion of our initial public offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of our initial public offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of our initial public offering within our contemplated timeframe after the completion of our initial public offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We have broad discretion over the use of proceeds of this offering and will use proceeds in part to satisfy operating expenses.

We have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at this time. We plan to use the net proceeds of this offering primarily for senior secured term loans in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We will also pay organizational expenses and expenses incurred in connection with this offering from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. Pending such investments, we will invest the net proceeds primarily in high-quality, short-term debt securities consistent with our BDC election and our election to be taxed as a RIC.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price for shares of our common stock will not decline following this offering.

Our common stock has no history of public trading. We have applied to list our common stock on the Nasdaq Capital Market. Although we expect our common stock to be listed on Nasdaq, we cannot assure you that an active trading market will develop for our common stock after this offering or, if one develops, that the trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.

Investors in this offering will incur immediate dilution upon the closing of this offering.

The initial public offering price of our shares of common stock in this offering may be higher than the net asset value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering may incur immediate dilution upon the closing of this offering.

A stockholder’s interest in us will be diluted if additional shares of our common stock are issued pursuant to this offering and/or in the future, which could reduce the overall value of an investment in us.

Our stockholders do not have preemptive rights to purchase any shares we issue in the future. Our charter authorizes us to issue up to 499,950,000 shares of common stock. Pursuant to our charter, a majority of our entire Board may amend our charter to increase the number of shares of common stock we may issue without stockholder approval. Our Board may elect to sell additional shares in the future or issue equity interests in private or public offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.

Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our Board and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the fair value of such securities (less any distributing commission or discount).

If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.

The market value of our common stock may fluctuate significantly.

The market value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	changes in the value of our portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC or BDC status;

•	distributions that exceed our net investment income and net income as reported according to GAAP;

•	changes in earnings or variations in operating results;

•	changes in accounting guidelines governing valuation of our investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors;

•	departure of key personnel;

•	general economic trends and other external factors; and

•	loss of a major funding source.

If we issue preferred stock or convertible debt securities, the net asset value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock or convertible debt would likely cause the net asset value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or convertible debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price, if any, for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred stock or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred stock or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt, or any combination of these securities. Holders of preferred stock or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Stockholders may be subject to filing requirements under the Exchange Act as a result of an investment in us.

Because our common stock is registered under the Exchange Act, ownership information for any person who beneficially owns 5% or more of our common stock must be disclosed in a Schedule 13D, Schedule 13G or other filings with the SEC. Beneficial ownership for these purposes is determined in accordance with the rules of the SEC, and includes having voting or investment power over the securities. In some circumstances, investors who choose to reinvest their distributions may see their percentage stake in us increased to more than 5%, thus triggering this filing requirement. Although we provide in our quarterly financial statements the amount of outstanding stock and the amount of the investor’s stock, the responsibility for determining the filing obligation and preparing the filing remains with the investor. In addition, owners of 10% or more of our common stock are subject to reporting obligations under Section 16(a) of the Exchange Act.

Stockholders may be subject to the short-swing profits rules under the Exchange Act as a result of an investment in us.

Persons who hold more than 10% of a class of shares of our common stock may be subject to Section 16(b) of the Exchange Act, which recaptures for the benefit of the issuer profits from the purchase and sale of registered stock within a six-month period.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the common stock to be issued to our officers, directors and the [sellers of initial portfolio assets], representing approximately [ ] shares, or approximately [ ]% of our total outstanding shares subsequent to completion of this offering (assuming no exercise of the over-allotment option), will be subject to lock-up periods of at least [ ] days. Upon expiration of these lock-up periods, or earlier upon the consent of Ladenburg Thalmann & Co. Inc., such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Additional Risks Related to the Cannabis Industry

For purposes of this subsection only, “Altmore BDC,” “the Company,” “we,” “us” or “our” refer to Altmore BDC, Inc. and its subsidiaries, unless the context otherwise requires.

Cannabis remains illegal under federal law, and therefore, strict enforcement of federal laws regarding cannabis, particularly against our borrowers, would likely result in our inability to execute our business plan.

All but three U.S. states have legalized, to some extent, cannabis for medical purposes. Thirty-seven states, the District of Columbia, Puerto Rico and Guam have legalized some form of whole-plant cannabis cultivation, sales and use for certain medical purposes (medical states). Eighteen of those states and the District of Columbia and Northern Mariana have also legalized cannabis for adults for non-medical purposes (sometimes referred to as adult use). Ten additional states have legalized low-tetrahydrocannabinol (“THC”)/high-CBD extracts for select medical conditions (CBD states).

Under U.S. federal law, however, those activities are illegal. Cannabis, other than hemp (defined by the U.S. government as Cannabis sativa L. with a THC concentration of not more than 0.3% on a dry weight basis), is a Schedule I controlled substance under the U.S. Controlled Substances Act (21 U.S.C. § 801, et seq.) (the “CSA”). Even in states or territories that have legalized cannabis to some extent, the cultivation, possession, and sale of cannabis all violate the CSA and are punishable by imprisonment, substantial fines and forfeiture. Moreover, individuals and entities may violate federal law if they aid and abet another in violating the CSA, or conspire with another to violate the law, and violating the CSA is a predicate for certain other crimes, including money laundering laws and the Racketeer Influenced and Corrupt Organizations Act. The U.S. Supreme Court has ruled that the federal government has the authority to regulate and criminalize the sale, possession and use of cannabis, even for individual medical purposes, regardless of whether it is legal under state law. For over six years, however, the U.S. government has not enforced those laws against companies complying with state cannabis law and their vendors.

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The likelihood of any future adverse enforcement against companies complying with state cannabis laws remains uncertain. In 2018, then-U.S. Attorney General Jefferson Sessions rescinded the DOJ’s previous guidance (the Cole Memo) that had given federal prosecutors discretion not to enforce federal law in states that legalized cannabis, as long as the state’s legal regime adequately addressed specified federal priorities. The Sessions Memo, which remains in effect, states that each U.S. Attorney’s Office should follow established principles that govern all federal prosecutions when deciding which cannabis activities to prosecute. As a result, federal prosecutors could and still can use their prosecutorial discretion to decide to prosecute even state-legal cannabis activities. Since the Sessions Memo was issued nearly three years ago, however, U.S. Attorneys have not targeted state law compliant entities. The policy of not prosecuting companies complying with state cannabis laws is likely to continue under current U.S. Attorney General Merrick Garland. At his confirmation hearing, Attorney General Garland stated that he did not see enforcement of federal cannabis law as a high priority use of resources for the DOJ:

This is a question of the prioritization of our resources and prosecutorial discretion. It does not seem to me a useful use of limited resources that we have, to be pursuing prosecutions in states that have legalized and that are regulating the use of marijuana, either medically or otherwise. I don’t think that’s a useful use. I do think we need to be sure there are no end-runs around the state laws that criminal enterprises are doing. So that kind of enforcement should be continued. But I don’t think it’s a good use of our resources, where states have already authorized. That only confuses people, obviously, within the state.

Additionally, since 2014, versions of the U.S. omnibus spending bill have included a provision prohibiting the DOJ, which includes the Drug Enforcement Administration, from using appropriated funds to prevent states from implementing their medical-use cannabis laws. In USA vs. McIntosh, the U.S. Court of Appeals for the Ninth Circuit held that the provision prohibits the DOJ from spending funds to prosecute individuals who engage in conduct permitted by state medical-use cannabis laws and who strictly comply with such laws. The court noted that, if the spending bill provision were not continued, prosecutors could enforce against conduct occurring during the statute of limitations even while the provision was previously in force. Other courts that have considered the issue have ruled similarly, although courts disagree about which party bears the burden of proof of showing compliance or noncompliance with state law.

While the omnibus spending bill affords some protection to medical cannabis businesses, our policies do not prohibit our state-licensed cannabis customers from engaging in the cannabis business for adult use that is permissible under state and local laws. Consequently, certain of our customers currently (and may in the future) sell adult-use cannabis, if permitted by such state and local laws now or in the future, and therefore may be outside any protections extended to medical-use cannabis under the spending bill provision. This could subject our customers to greater and/or different federal legal and other risks as compared to businesses where cannabis is sold exclusively for medical use, which could in turn materially adversely affect our business. Furthermore, any change in the federal government’s enforcement posture with respect to state-licensed cannabis sales, including the enforcement postures of individual federal prosecutors in judicial districts where we operate, would result in our inability to execute our business plan, and we would likely suffer significant losses with respect to our customer base, which would adversely affect our operations, cash flow and financial condition.

While President Biden’s campaign position on cannabis falls short of full legalization, he has campaigned on a platform of relaxing enforcement of cannabis proscriptions, including decriminalization generally. According to the Biden campaign website: “A Biden Administration will support the legalization of cannabis for medical purposes and reschedule cannabis as a CSA Schedule II drug so researchers can study its positive and negative impacts. This will include allowing the VA to research the use of medical cannabis to treat veteran-specific health needs.” He has pledged to “decriminalize” cannabis, which could prompt his U.S. Attorney General to issue policy guidance to U.S. Attorneys that they should not enforce federal cannabis prohibition against state law compliant entities and others legally transacting business with them. While President Biden’s promise to decriminalize likely would mean that the federal government would not criminally enforce the Schedule II status against state legal entities, and would expand opportunities for cannabis research in the U.S., the implications of the potential re-scheduling are not entirely clear for state legal commercial Cannabis Operators. Although the U.S. Attorney General could issue policy guidance to federal prosecutors that they should not interfere with cannabis businesses operating in compliance with states’ laws, any such guidance would not have the force of law. The President alone cannot legalize medical cannabis, and as states have demonstrated, legalizing medical cannabis can take many different forms. While rescheduling cannabis to the CSA’s Schedule II would ease certain research restrictions, it would not make the state medical or adult-use programs federally legal.

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Furthermore, while industry observers are hopeful that a Democrat-controlled Senate, along with a Biden presidency, will increase the chances of federal cannabis policy reform, such as the Marijuana Opportunity Reinvestment and Expungement Act (or MORE Act), which was originally co-sponsored by now Vice President Harris in the Senate, or banking reform, such as the SAFE Banking Act, which recently passed the House of Representatives but has not yet passed the Senate, we cannot provide assurances about the content, timing or chances of passage of a bill legalizing cannabis. Accordingly, we cannot predict the timing of any change in federal law or possible changes in federal enforcement. In the unlikely event that the federal government were to reverse its long-standing hands-off approach to the state legal cannabis markets and start more broadly enforcing federal law regarding cannabis, we would likely be unable to execute our business plan, and our business and financial results would be adversely affected.

Our investment opportunities are limited by the current illegality of cannabis under U.S. federal law; changes in the laws, regulations and guidelines that impact the cannabis industry may cause adverse effects on our ability to make investments.

Currently, we plan to make loans to portfolio companies that we determine based on our due diligence are licensed in, and complying with, state-regulated cannabis programs, regardless of their status under U.S. federal law. Any such loans will be designed to be compliant with all applicable laws and regulations to which we are subject, including U.S. federal law, although the law in this area is not fully settled and there can be no assurances that federal authorities will consider such loans to be compliant with applicable law and regulations. In that regard, we have received an opinion of counsel (a copy of which has been filed as an exhibit to the registration statement of which this prospectus is a part) that the proposed investment activities as described in this prospectus do not violate the CSA, the U.S. Money Laundering Control Act (18 U.S.C. § 1956), or the Drug Paraphernalia law contained in the CSA, (21 U.S.C. § 863), subject to certain assumptions, qualifications and exceptions stated in the opinion. However, there can be no assurances that a court or federal authorities would agree with the conclusions reached in the opinion. Additionally, if federal legislation is enacted that provides protections from liability under U.S. federal law for other types of investments in portfolio companies that are compliant with state, but not U.S. federal, laws and is determined to apply to us (or we otherwise determine that the investment is not prohibited), we may make other types of investments in portfolio companies that do not comply with U.S. federal laws. There can be no assurance, however, that such type of legislation will be enacted or that we will otherwise be able to invest in portfolio companies that do not comply with U.S. federal law.

Risks related to the cannabis industry may directly or indirectly affect us or our portfolio companies engaged in the cannabis industry.

Our portfolio companies face several challenges unique to the state regulated cannabis industry, which could negatively affect our revenues if it impedes their profitability or operations and their ability to pay us as their obligations become due. Some of these challenges include, but are not limited to, the following:

•	The manufacturer, distribution, sale, or possession of cannabis that is not in compliance with the CSA is illegal under U.S. federal law. Strict enforcement of U.S. federal laws regarding cannabis would likely result in our portfolio companies’ inability to execute a business plan in the cannabis industry;

•	Laws and regulations affecting the regulated cannabis industry are varied, broad in scope and subject to evolving interpretations, and may restrict the use of the properties our portfolio companies acquire or require certain additional regulatory approvals, which could materially adversely affect our investments in such portfolio companies;

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•	Our portfolio companies may have difficulty borrowing from or otherwise accessing the service of banks, which may inhibit our ability to open bank accounts or otherwise utilize traditional banking services;

•	Our portfolio companies may have a difficult time obtaining financing in connection with our investment strategy;

•	There may be no material aspect of our portfolio companies’ businesses that is protected by patents, copyrights, trademarks or trade names, and they may face strong competition from larger companies, including those that may offer similar products and services to our portfolio companies;

•	U.S. federal courts may refuse to recognize the enforceability of contracts pertaining to any business operations that are deemed illegal under U.S. federal law, including cannabis companies operating legally under state law;

•	Our portfolio companies may have a difficult time obtaining the various insurance policies that are needed to operate such businesses, which may expose us and our portfolio companies to additional risks and financial liabilities;

•	Our portfolio companies are subject to unfavorable U.S. tax treatment under Code 280E;

•	Our portfolio companies may be foreclosed from using bankruptcy courts;

•	Assets collateralizing loans to cannabis businesses may be forfeited to the U.S. federal government in connection with government enforcement actions under U.S. federal law;

•	U.S. Food and Drug Administration regulation of cannabis and the possible registration of facilities where cannabis is grown could negatively affect the cannabis industry, which could directly affect our financial condition and the financial condition of our portfolio companies;

•	The cannabis industry may face significant opposition from other industries that perceive cannabis products and services as competitive with their own, including but not limited to the pharmaceutical industry, adult beverage industry and tobacco industry, all of which have powerful lobbying and financial resources; and

•	Consumer complaints and negative publicity regarding cannabis-related products and services could lead to political pressure on states to implement new laws and regulations that are adverse to the cannabis industry, to not modify existing, restrictive laws and regulations, or to reverse current favorable laws and regulations relating to cannabis.

Loans to relatively new and/or small companies and companies operating in the cannabis industry generally involve significant risks.

We primarily provide loans to established companies operating in the cannabis industry, but because the cannabis industry is relatively new and rapidly evolving, some of these companies may be relatively new and/or small companies. Loans to relatively new and/or small companies and companies operating in the cannabis industry generally involve a number of significant risks, including, but not limited to, the following:

•	These companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral securing our loan and a reduction in the likelihood of us realizing a return on our loan;

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•	They typically have shorter operating histories, narrower product lines and smaller market shares than larger and more established businesses, which tend to render them more vulnerable to competitors’ actions and market conditions (including conditions in the cannabis industry), as well as general economic downturns;

•	They typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on such borrower and, in turn, on us;

•	There are a limited number of management teams in the cannabis industry that have U.S. public company experience. As a result, management of a portfolio company, may not be familiar with U.S. securities laws and may have to expend time and resources becoming familiar with such laws;

•	There is generally less public information about these companies. Unless publicly traded, these companies and their financial information are generally not subject to the regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed lending decision and cause us to lose money on our loans;

•	They generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	There is generally less market forecast information about this industry, making it difficult for our portfolio companies to forecast demand. If the market does not develop as the portfolio company expects, it could have a material adverse effect on its business;

•	Changes in laws and regulations, as well as their interpretations, may have a disproportionate adverse effect on their business, financial structure or prospects compared to those of larger and more established companies;

•	They may have difficulty accessing capital from other providers on favorable terms or at all; and

•	Any inability of a portfolio company to pay its obligation to us as they become due would have an adverse effect on our results of operation and cash flow, which could be material

Our investments may be in portfolio companies operating in the cannabis industry that have limited operating histories and resources.

We primarily provide loans to established companies operating in the cannabis industry, but because the cannabis industry is relatively new and rapidly evolving, some of these companies may be relatively new and/or small companies and therefore have relatively limited operating histories. These companies may be particularly vulnerable to U.S. and foreign economic downturns, may have more limited access to capital and higher funding costs, may have a weaker financial position and may need more capital to expand or compete. These businesses also may experience substantial variations in operating results. They may face intense competition. Furthermore, because the cannabis industry is dependent upon continued legalization of cannabis at the state level, these companies could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may adversely affect the return on, or the recovery of, our investment in these companies. We cannot assure you that any of our investments in our portfolio companies will be successful. We may lose our entire investment in any or all of our portfolio companies.

Any potential growth in the cannabis industry continues to be subject to new and changing state and local laws and regulations.

Continued development of the cannabis industry is dependent upon continued legalization of cannabis at the state level, and a number of factors could slow or halt progress in this area, even where there is public support for legislative action. Any delay or halt in the passing or implementation of legislation legalizing cannabis use, or its cultivation, manufacturing, processing, transportation, distribution, storage and/or sale, or the re-criminalization or restriction of cannabis at the state level, could negatively impact our business and the business of our portfolio companies. Additionally, changes in applicable state and local laws or regulations, including zoning restrictions, permitting requirements and fees, could restrict the products and services our portfolio companies may offer or impose additional compliance costs on such portfolio companies. Violations of applicable laws, or allegations of such violations, could disrupt our portfolio companies’ businesses and result in a material adverse effect on their operations. We cannot predict the nature of any future laws, regulations, interpretations or applications, and it is possible that regulations may be enacted in the future that will be materially adverse to the business of our portfolio companies and their ability to pay their obligations to us as they become due, as well as our business.

Portfolio companies operating in a highly regulated business require significant resources.

Our portfolio companies involved in the production, distribution or sale of cannabis products operate in a highly regulated business. In such a case, we would expect a significant amount of such portfolio company’s management’s time and external resources to be used to comply with the laws, regulations and guidelines that impact their business, and changes thereto, and such compliance may place a significant burden on such management and other resources of a portfolio company and impact their profitability and cash flow.

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Additionally, our portfolio companies may be subject to a variety of differing laws, regulations and guidelines in each of the jurisdictions in which they operate. Complying with multiple regulatory regimes will require additional resources and may limit a portfolio company’s ability to expand into certain jurisdictions. For example, even if cannabis were to become legal under U.S. federal law, companies operating in the cannabis industry would have to comply with all applicable state and local laws, which may vary greatly between jurisdictions, increasing costs for companies that operate in multiple jurisdictions.

Change in, and enforcement of, the laws, regulations and guidelines that impact our portfolio companies’ businesses may cause adverse effects on operations.

Our portfolio companies are subject to a variety of laws, regulations and guidelines relating to the marketing, acquisition, manufacture, management, transportation, storage, sale, labeling and disposal of cannabis as well as laws and regulations relating to health and safety, the conduct of operations and the protection of the environment. Changes to, and enforcement of, such laws, regulations and guidelines may cause adverse effects on the operations of our portfolio companies, which could cause adverse effects on our business.

Any failure or significant delay in our portfolio companies obtaining necessary regulatory approvals could adversely affect their ability to conduct their businesses.

The ability of our portfolio companies to meet their business objectives will be contingent, in part, upon compliance with the regulatory requirements enacted by applicable government authorities and obtaining all regulatory approvals, where necessary, for modifications or expansions of their business or the sale of new products. We cannot predict the time required to secure all appropriate regulatory approvals, additional restrictions that may be placed on our portfolio company’s business or the extent of testing and documentation that may be required by government authorities. Any delays in obtaining, or failure to obtain, regulatory approvals would significantly delay the development of markets and products and could have a material adverse effect on the business, results of operation and financial condition of any such portfolio company, or on our business, results of operations and financial condition.

Portfolio companies may become involved in regulatory or agency proceedings, investigations and audits.

As previously stated, our portfolio companies involved in the production, distribution or sale of cannabis products operate in a highly regulated business. Failure to comply with relevant federal and state laws and regulations could subject our portfolio companies to regulatory or agency proceedings or investigations and could also lead to damage awards, fines and penalties. Our portfolio companies may become involved in a number of government or agency proceedings, investigations and audits. The outcome of any regulatory or agency proceedings, investigations, audits and other contingencies could harm our reputation, the reputations of our portfolio companies or the reputations of the brands that they may sell, require the portfolio companies to take, or refrain from taking, actions that could impact their operations, or require them to pay substantial amounts of money, harming their and our financial condition. There can be no assurance that any pending or future regulatory or agency proceedings, investigations and audits will not result in substantial costs or a diversion of portfolio company management’s attention and resources or have a material adverse impact on their and our business, financial condition and results of operations.

We and our portfolio companies may have difficulty borrowing from or otherwise accessing the service of banks, which may make it difficult to sell products and services.

Financial transactions involving proceeds generated by cannabis-related conduct can form the basis for prosecution under the federal money laundering statutes, the unlicensed money transmitter statute and the U.S. Bank Secrecy Act. Guidance issued by the Financial Crimes Enforcement Network (“FinCEN”), a division of the U.S. Department of the Treasury (the “FinCEN Memo”), clarifies how financial institutions can provide services to cannabis-related businesses consistent with their obligations under the Bank Secrecy Act. Despite the rescission of the Cole Memo, FinCEN has not rescinded the FinCEN Memo. While this memo is presumptively still in effect, FinCEN could elect to rescind the FinCEN Memo at any time. Banks remain hesitant to offer banking services to cannabis-related businesses. Consequently, those businesses involved in the cannabis industry continue to encounter difficulty in establishing banking relationships, which would negatively affect the business, financial condition and results of operations of portfolio companies. Our inability or the inability of our portfolio companies to maintain bank accounts would make it difficult for us to operate our business, would increase our operating costs and pose additional operational, logistical and security challenges, and could result in our inability to implement our business plan.

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The development and operation of businesses in the cannabis industry may require additional financing, which may not be available on favorable terms, if at all.

Due to the growth in the cannabis industry, the continued development and operation of businesses in the cannabis industry may require additional financing. The failure of portfolio companies to raise such capital could result in the delay or indefinite postponement of current business objectives or the cessation of business. There can be no assurance that additional capital or other types of financing will be available if needed or that, if available, the terms of such financing will be favorable.

The medical and adult-use cannabis industry is highly competitive, which could adversely affect our business, financial condition and results of operations.

The market for businesses in the cannabis industry is highly competitive and evolving. In addition to other state-regulated competitors, our portfolio companies may face competition from (i) unlicensed and unregulated market participants; (ii) individuals who produce cannabis for their own use under personal cultivation laws; and (iii) entities creating hemp-derived or other synthetic products which emulate the effects of cannabis. These competitors could change the demand, volume and profitability of the cannabis industry. This could adversely affect the ability of a portfolio company to secure long-term profitability and success through the sustainable and profitable operation of the anticipated businesses and investment targets, and could have a material adverse effect on a portfolio company’s business, financial condition or results of operations, which in turn, could adversely affect our business, financial condition and results of operations.

There can be no assurance that the industry will continue to exist or grow as currently anticipated.

There can be no assurance that this industry and market will continue to exist or grow as currently estimated or anticipated, or function and evolve in a manner consistent with our expectations and assumptions. Any event or circumstance that affects the medical or adult use cannabis industry and market could have a material adverse effect on our business, financial condition and results of operations, as well as the business, financial condition and results of operations of portfolio companies.

Marketing constraints under regulatory frameworks may limit a portfolio company’s ability to compete for market share in a manner similar to that of companies in other industries.

The development of a portfolio company’s business and operating results may be hindered by applicable restrictions on sales and marketing activities imposed by regulations applicable to the cannabis industry. For example, the regulatory environment in Illinois would limit a portfolio company’s ability to compete for market share in a manner similar to that of companies in other industries. Additionally, Illinois regulations impose further restrictions on sales in the adult-use cannabis market. If a portfolio company is unable to effectively market its products and compete for market share, or if the costs of compliance with government legislation and regulation cannot be absorbed through increased selling prices for its products, its sales and operating results could be adversely affected, which could impact our business, results of operations and financial condition.

There is uncertainty in pricing and demand for cannabis and cannabis-based products.

Changes in the legal status of cannabis may result in an initial surge in demand. As a result of such initial surge, cannabis companies operating under such changed legal regime may not be able to produce enough cannabis to meet demand of the adult-use and medical markets, as applicable. This may result in lower than expected sales and revenues and increased competition for sales and sources of supply.

However, in the future, cannabis producers may produce more cannabis than is needed to satisfy the collective demand of the adult-use and medical markets, as applicable, and they currently are unable to export that oversupply into other markets where cannabis use is fully legal under all applicable jurisdictional laws. As a result, the available supply of cannabis could exceed demand, resulting in a significant decline in the market price for cannabis. If such supply or price fluctuations were to occur, companies operating in the cannabis industry may see revenue and profitability fluctuate materially and their business, financial condition, results of operations and prospects may be adversely affected, as could our business, financial condition and results of operations.

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Similarly, the anticipated pricing of cannabis products may differ substantially from current levels given changes in the competitive and regulatory landscape. A portfolio company’s business model may be susceptible to erosion of profitability should cannabis and cannabis-related products experience secular pricing changes. Potential sources of pricing changes include overproduction, regulatory action, increased competition or the emergence of new competitors. Additionally, even if pricing of the broader cannabis and cannabis-related product market is sustained, there is no guarantee that a portfolio company will be successful in creating and maintaining consumer demand and estimated pricing levels. To do this, the portfolio company may be dependent upon, among other things, continually producing desirable and effective cannabis and cannabis-related products and the continued growth in the aggregate number of cannabis consumers. Campaigns designed to enhance a portfolio company’s brand and attract consumers, subject to restrictions imposed by law, can be expensive and may not result in increased sales. If the portfolio company is unable to attract new consumers, it may not be able to increase its sales.

As a result of changing consumer preferences, many consumer products attain financial success for a limited period of time. Even if a portfolio company’s products find success at retail, there can be no assurance that such products will continue to be profitable. A portfolio company’s success will be significantly dependent upon its ability to develop new and improved product lines and adapt to consumer preferences. Even if a portfolio company is successful in introducing new products or developing its current products, a failure to gain consumer acceptance or to update products could cause a decline in the products’ popularity and impair the brands. In addition, a portfolio company may be required to invest significant capital in the creation of new product lines, strains, brands, marketing campaigns, packaging and other product features, none of which are guaranteed to be successful. Failure to introduce new features and product lines and to achieve and sustain market acceptance could result in the portfolio company being unable to satisfy consumer preferences and generate revenue.

Due to our involvement in the regulated cannabis industry, we and our borrowers may have a difficult time obtaining or maintaining the various insurance policies that are desired to operate our business, which may expose us to additional risk and financial liabilities.

Insurance that is otherwise readily available, such as workers’ compensation, general liability, title insurance, product liability insurance and directors’ and officers’ insurance, is more difficult for us and our borrowers to find and more expensive, because of our borrowers’ involvement in the regulated cannabis industry. There are no guarantees that we or our borrowers will be able to find such insurance now or in the future, or that such insurance will be available on economically viable terms. If we or our borrowers are forced to go without such insurance, it may prevent us from entering into certain business sectors, may inhibit our growth, may expose us to additional risk and financial liabilities and, in the case of an uninsured loss, may result in the loss of anticipated cash flow or the value of our loan.

Our reputation and ability to do business, as well as the reputation of our portfolio companies and their ability to do business, may be negatively impacted by the improper conduct of third parties, including but not limited to business partners, employees or agents.

We cannot provide assurance that the internal controls and compliance systems of our portfolio companies will always protect us from acts committed by such companies’ employees, agents or business partners in violation of applicable laws and regulations in the jurisdictions in which they conduct operations, including those applicable to businesses in the cannabis industry. Any improper acts or allegations could damage our reputation, the reputation of our portfolio companies and subject us and our portfolio companies to civil or criminal investigations and related shareholder lawsuits, could lead to substantial civil and criminal monetary and non-monetary penalties, and could cause us or our portfolio companies to incur significant legal and investigatory fees.

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FDA regulation of cannabis could negatively affect the cannabis industry, which would directly affect our financial condition.

Should the federal government legalize cannabis for adult-use and/or medical-use, it is possible that the U.S. Food and Drug Administration (the “FDA”), would seek to regulate it under the Food, Drug and Cosmetics Act (the “FDCA”). Indeed, after the U.S. government removed hemp and its extracts from the CSA as part of the Agriculture Improvement Act of 2018, then FDA Commissioner Scott Gottlieb issued a statement reminding the public of the FDA’s continued authority “to regulate products containing cannabis or cannabis-derived compounds under the Federal Food, Drug and Cosmetic Act (the “FD&C Act”) and section 351 of the Public Health Service Act.” He also reminded the public that “it’s unlawful under the FD&C Act to introduce food containing added cannabidiol (“CBD”) or tetrahydrocannabinol (“THC”) into interstate commerce, or to market CBD or THC products, as, or in, dietary supplements, regardless of whether the substances are hemp-derived,” and regardless of whether health claims are made, because CBD and THC entered the FDA testing pipeline as the subject of public substantial clinical investigations for GW Pharmaceuticals’ Sativex (THC and CBD) and Epidiolex (CBD). The memo added that, prior to introduction into interstate commerce, any cannabis product, whether derived from hemp or otherwise, marketed with a disease claim (e.g., therapeutic benefit, disease prevention, etc.) must first be approved by the FDA for its intended use through one of the drug approval pathways.

The FDA has sent numerous warning letters to sellers of CBD products making health claims. The FDA could turn its attention to the cannabis industry. In addition to requiring FDA approval of cannabis products marketed as drugs, the FDA could issue rules and regulations including certified good manufacturing practices related to the growth, cultivation, harvesting and processing of cannabis. It is also possible that the FDA would require that facilities where cannabis is grown register with the FDA and comply with certain federally prescribed regulations. Cannabis facilities are currently regulated by state and local governments. In the event that some or all of these federal enforcement and regulations are imposed, we do not know what the impact would be on the cannabis industry, including what costs, requirements and possible prohibitions may be enforced. If we or our borrowers are unable to comply with the regulations or registration as prescribed by the FDA, we and/or our borrowers may be unable to continue to operate our and their business in its current form or at all.

Additionally, we may invest in a business involved in the production, distribution or sale of hemp-derived CBD products. Due to FDA’s position on CBD, it is unclear how the FDA will respond to any approach taken by a portfolio company, or whether the FDA will propose or implement new or additional regulations. In addition, such products may be subject to regulation at the state or local levels. Unforeseen regulatory obstacles may hinder such portfolio company’s ability to successfully compete in the market for such products.

Research in the United States, Canada and internationally regarding the medical benefits, viability, safety, efficacy and dosing of cannabis or isolated cannabinoids may cause adverse effects on our or our portfolio companies’ operations.

Historically stringent regulations related to cannabis have made conducting medical and academic studies challenging. Many statements concerning the potential medical benefits of cannabinoids are based on published articles and reports, and as a result, such statements are subject to the experimental parameters, qualifications and limitations in the studies that have been completed. Future research and clinical trials may draw different or negative conclusions regarding the medical benefits, viability, safety, efficacy, dosing or other facts and perceptions related to medical cannabis, which could adversely affect social acceptance of cannabis and the demand for their products.

There can be no assurance that future scientific research, findings, regulatory proceedings, litigation, media attention, or other research findings or publicity will be favorable to the cannabis market or any particular cannabis product or will be consistent with earlier publicity. Adverse future scientific research reports, findings and regulatory proceedings that are, or litigation, media attention or other publicity that is, perceived as less favorable than, or that questions, earlier research reports, findings or publicity (whether or not accurate or with merit) could result in a significant reduction in the demand for the cannabis products of a portfolio company. Further, adverse publicity reports or other media attention regarding the safety, efficacy and quality of cannabis, or the products of a portfolio company specifically, or associating the consumption of cannabis with illness or other negative effects or events, could adversely affect such portfolio company. This adverse publicity could arise even if the adverse effects associated with cannabis products resulted from consumers’ failure to use such products legally, appropriately or as directed.

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The cannabis industry is subject to the risks inherent in an agricultural business, including environmental factors and the risk of crop failure.

The growing of cannabis is an agricultural process. As such, a portfolio company with operations in the cannabis industry is subject to the risks inherent in the agricultural business, including risks of crop failure presented by weather, climate-change, water scarcity, fires, insects, plant diseases and similar agricultural risks. Although some cannabis production is indoors under climate controlled conditions, cannabis continues to be grown outdoors and in partially open greenhouses, and there can be no assurance that environmental factors will not entirely interrupt production activities or have an adverse effect on the production of cannabis and, accordingly, the operations of a portfolio company. These factors could have an adverse effect on our business, financial condition and results of operations.

Many cannabis businesses are dependent on key personnel with sufficient experience in the cannabis industry.

The success of businesses in the cannabis industry is largely dependent on the performance of their respective management teams and key employees and their continuing ability to attract, develop, motivate and retain highly qualified and skilled employees. Qualified individuals are in high demand, and significant costs may be incurred to attract and retain them. The loss of the services of any key personnel, or an inability to attract other suitably qualified persons when needed, could prevent a business from executing on its business plan and strategy, and the business may be unable to find adequate replacements on a timely basis, or at all.

Our portfolio companies may be vulnerable to rising energy costs.

Cannabis growing operations consume considerable energy, which makes a portfolio company vulnerable to rising energy costs and/or the availability of stable energy sources. Accordingly, rising or volatile energy costs or the inability to access stable energy sources may have a material adverse effect on the portfolio company’s business, financial condition and results of operations, which could also adversely affect our business, financial condition and results of operations.

We may have difficulty using bankruptcy courts due to our involvement in the regulated cannabis industry.

We currently have no need or plans to seek bankruptcy protection. U.S. courts have held that debtors whose income is derived from cannabis or cannabis assets in violation of the CSA cannot seek federal bankruptcy protections. Although we are not in the business of growing or processing cannabis or selling or even possessing cannabis or cannabis products, a U.S. court could determine that our revenue is derived from cannabis or cannabis assets and prevent us from obtaining bankruptcy protections if necessary, or enforcing any claims against a portfolio company and the collateral securing those obligations.

There may be difficulty enforcing certain of our commercial agreements and contracts.

Courts will not enforce a contract deemed to involve a violation of law or public policy. Because cannabis remains illegal under U.S. federal law, parties to contracts involving the state legal cannabis industry have argued that the agreement was void as federally illegal or against public policy. Some courts have accepted this argument in certain cases, usually against the company trafficking in cannabis. While courts have enforced contracts related to activities by state-legal cannabis companies, and the trend is generally to enforce contracts with state-legal cannabis companies and their vendors, there remains doubt and uncertainty that we will be able to enforce our commercial agreements, including loan and security agreements relating to investments in portfolio companies, in court for this reason. We cannot be assured that we will have a remedy for breach of contract, which would have a material adverse effect on our business.

Due to our involvement in the regulated cannabis industry, our portfolio companies may be subject to civil asset forfeiture.

Any property owned by participants in the cannabis industry used in the course of conducting such business, or that represents proceeds of such business or is traceable to proceeds of such business, could be subject to seizure by law enforcement and subsequent civil asset forfeiture because of the illegality of the cannabis industry under federal law. Even if the owner of the property is never charged with a crime, the property in question could still be seized and subject to an administrative proceeding by which, with minimal due process, it could be subject to forfeiture. Forfeiture of assets of our portfolio companies could adversely affect our revenues if it impedes their profitability or operations and their ability to continue their operations.

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Third-parties with whom we do business may perceive themselves as being exposed to reputational risk by virtue of their relationship with us and may ultimately elect not to do business with us.

If we invest in a portfolio company in the cannabis industry, the parties with which we do business may perceive that they are exposed to reputational risk as a result of our investment in a cannabis business or do business with us based on their ethical or moral considerations. Failure to establish or maintain business relationships could have a material adverse effect on us.

The cannabis industry faces significant opposition, and any negative trends may cause adverse effects on the operations of our portfolio companies, which could cause adverse effects on our business.

If we invest in portfolio companies in the cannabis industry, we will be substantially dependent on the continued market acceptance, and the proliferation of consumers, of cannabis. We believe that with further legalization, cannabis will become more accepted, resulting in growth in consumer demand. However, we cannot predict the future growth rate or future market potential, and any negative outlook on the cannabis industry may adversely affect our business operations and the operations of our portfolio companies.

Large, well-funded industries that perceive cannabis products and services as competitive with their own, including but not limited to the pharmaceutical industry, adult beverage industry and tobacco industry, all of which have powerful lobbying and financial resources, may have strong economic reasons to oppose the development of the cannabis industry. For example, should cannabis displace other drugs or products, the medical cannabis industry could face a material threat from the pharmaceutical industry, which is well-funded and possesses a strong and experienced lobby. Any inroads the pharmaceutical, or any other potentially displaced, industry or sector could make in halting or impeding the cannabis industry could have a detrimental impact on our business and the business of our portfolio companies.

Certain of our directors, officers, employees and investors who are not U.S. citizens may face constraints on cross-border travel into the United States.

Because cannabis remains illegal under U.S. federal law, non-U.S. citizens employed at or investing in companies doing business in the state legal cannabis industry could face detention, denial of entry or lifetime bans from the United States for their business associations with cannabis businesses. Entry to the United States happens at the sole discretion of the officers on duty of the U.S. Customs and Border Protection, or CBP, and these officers have wide latitude to ask questions to determine the admissibility of a foreign national. The government of Canada has started warning travelers on its website that previous use of cannabis, or any substance prohibited by U.S. federal laws, could mean denial of entry to the United States. Business or financial involvement in the legal cannabis industry in Canada or in the United States could also be grounds for U.S. border guards to deny entry. On September 21, 2018, CBP released a statement outlining its current position with respect to enforcement of the laws of the United States. It stated that Canada’s legalization of cannabis will not change CBP enforcement of U.S. laws regarding controlled substances and because cannabis continues to be a controlled substance under U.S. federal law, working in or facilitating the proliferation of the legal marijuana industry in U.S. states where it is deemed legal or in Canada may affect admissibility to the United States. CBP updated its stated policy on October 9, 2018 to clarify that a Canadian citizen coming to the United States for reasons unrelated to the cannabis industry will generally be admissible to the United States.

As a result, CBP has affirmed that employees, directors, officers, managers and investors of companies involved in business activities related to cannabis in the United States or Canada (such as us), who are not U.S. citizens, face the risk of being barred from entry into the United States for life. On October 9, 2018, CBP released an additional policy statement indicating that Canadian citizens working in or facilitating the proliferation of the legal cannabis industry in Canada, if travelling to the United States for reasons unrelated to the cannabis industry, will generally be admissible. However, if the traveler is found to be entering into the United States for reasons related to the cannabis industry, he or she may be deemed inadmissible. Ultimately, travel restrictions imposed on our directors, officers, employees and investors could impair our ability to conduct business and to freely explore new strategic relationships.

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SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

All statements in this prospectus other than statements of current or historical facts are “forward-looking statements.” These forward-looking statements are based on our current intent, belief, expectations and views of future events. You can identify these forward-looking statements often, but not always, by words or phrases such as “can,” “could,” “continuing,” “may,” “will,” “would,” “expect,” “anticipate,” “aim,” “estimate,” “intend,” “ongoing,” “plan,” “predict,” “potential,” “project,” “should,” “seeks,” “believe,” “likely to” and similar words, phrases or expressions.

These statements are only predictions and involve estimates, known and unknown risks, assumptions, uncertainties and other factors that could cause our actual results, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of the factors discussed in “Risk Factors” beginning on page 14 of this prospectus and elsewhere in this prospectus. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs. These forward-looking statements include, but are not limited to, statements about:

•	use of proceeds of this offering;
•	our business and investment strategy;
•	the impact of COVID-19 on our business and the global economy;
•	the ability of our Adviser to locate suitable loan opportunities for us, monitor and actively manage our loan portfolio and implement our investment strategy;
•	allocation of loan opportunities to us by our Adviser;
•	our projected operating results;
•	actions and initiatives of the U.S. or state governments and changes to government policies and the execution and impact of these actions, initiatives and policies, including the fact that cannabis remains illegal under federal law;
•	the estimated growth in and evolving market dynamics of the cannabis market;
•	the demand for cannabis cultivation and processing facilities;
•	shifts in public opinion regarding cannabis;
•	the state of the U.S. economy generally or in specific geographic regions;
•	economic trends and economic recoveries;
•	the amount and timing of our cash flows, if any, from our loans;
•	our ability to obtain and maintain financing arrangements;
•	our expected leverage;
•	changes in the value of our loans;
•	our expected portfolio of loans;
•	our expected investment and underwriting process;
•	rates of default or decreased recovery rates on our loans;
•	changes in interest rates and impacts of such changes on our results of operations, cash flows and the market value of our loans;
•	interest rate mismatches between our loans and our borrowings used to fund such loans;
•	the departure of any of the executive officers or key personnel supporting and assisting us from our Adviser or its affiliates;
•	impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters;
•	our ability to maintain our exclusion or exemption from registration under the Investment Company Act;
•	our ability to qualify and maintain our qualification as a RIC for U.S. federal income tax purposes;
•	estimates relating to our ability to make distributions to our stockholders in the future;
•	our understanding of our competition; and
•	market trends in our industry, interest rates, real estate values, the securities markets or the general economy.

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You should read this prospectus and the documents that we refer to in this prospectus completely and with the understanding that our actual future results may be materially different from and worse than what we expect. Moreover, we operate in a rapidly evolving environment. New risk factors and uncertainties emerge from time to time and it is not possible for our management to predict all the risk factors and uncertainties, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this prospectus relate only to events or information as of the date on which the statements are made in this prospectus. Except as required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

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USE OF PROCEEDS

We estimate that the net proceeds we will receive from this offering will be approximately $[ ] million, based on an offering price of $[ ] per share of common stock (the mid-point range of the estimated initial public offering price range), after deducting the underwriting discounts and commissions paid by us and estimated offering expenses of approximately $[ ] million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.

We plan to use the net proceeds of this offering primarily for investments in senior secured loans in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes, though it is possible that some of the net proceeds may be invested in other forms of debt, as described in this prospectus. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We will also pay organizational expenses and expenses incurred in connection with this offering from the net proceeds of this offering. The Adviser has advanced some of the organizational expenses and expenses incurred in connection with this offering. We will be obligated to reimburse the Adviser for such advanced expenses. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates. We will also use proceeds from this offering to pay all amounts outstanding under the Bridge Note. The Bridge Note maturity date is July 13, 2022 and the interest rate is 10% per annum. As of the date of this prospectus, outstanding borrowings under the Bridge Note are $10,000,000 plus accrued interest of $[ ].

We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. Pending such use, we will invest the net proceeds from this offering primarily in high-quality, short-term debt securities, consistent with our BDC election and our election to be taxed as a RIC, at yields significantly below the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from this offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to Our Business and Structure — We may be unable to invest a significant portion of the net proceeds from this initial public offering, or any follow-on offering of shares of our common stock, on acceptable terms within an attractive time frame” for additional information regarding this matter.

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DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to make quarterly distributions to our stockholders beginning after our first full quarter of operations. The amount of our distributions, if any, will be determined by our Board of Directors.

We intend to elect to be treated, and intend to qualify annually to be treated, as a RIC under Subchapter M of the Code, for U.S. federal income tax purposes, commencing with our first taxable year ending after completion of this offering. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To obtain and maintain RIC tax treatment, we must distribute (or be deemed to distribute) at least 90% of the sum of our:

•	investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our stockholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our stockholders. The discussion below assumes that we will qualify to be treated as a RIC for U.S. federal tax purposes each year.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current-year dividend distributions, and pay the U.S. federal excise tax as described below.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current-year distributions into the next tax year. We will be subject to a 4% excise tax on a certain portion of these undistributed amounts. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time.

To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Stockholders should read the written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.

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A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and (ii) reduce the amount of funds we have for investment in portfolio companies.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, as well as cash otherwise available. We have not established any limit on the extent to which we may use offering proceeds to fund distributions. However, our Board of Directors, including a majority of our independent directors, will be required to determine that making return of capital distributions from our offering proceeds is in the best interests of our stockholders based upon our then-current financial condition and our expected future growth prospects.

We have adopted an “opt out” distribution reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of our shares of common stock will generally be subject to the same U.S. federal, state and local tax consequences as if they received cash distributions.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from NAV or at premiums that are unsustainable over the long term are separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above or below NAV.

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CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Altmore BDC, Inc. at December 9, 2021; and

•	the capitalization of Altmore BDC, Inc. as adjusted to reflect the sale of [ ] shares of our common stock in this offering at an expected initial public offering price of $[ ] per share.

	As of December 9, 2021
($ in thousands, except per share amounts)	Actual	As Adjusted for this Offering
Assets
Cash	$1,000	$
Deferred offering costs	437,628

Total Assets	$438,628	$

Liabilities
Due to affiliates	$115,985	$
Accrued expenses - organization costs	202,995
Accrued expenses - offering costs	423,061

Total Liabilities	742,041

Net Assets
Preferred stock, 50,000 shares authorized, -0- shares issued and outstanding , $0.001 per share par value	—
Common stock, 499,950,000 shares authorized, 100 shares issued and outstanding, $0.001 per share par value	—
Additional paid-in-capital	1,000
Accumulated investment loss	(304,413)

Total Net Assets	(303,413)

Total Liabilities and Net Assets	$438,628

Net Deficit Per Share	$(3,034.13)

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DISCUSSION OF MANAGEMENT’S OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” appearing elsewhere in the prospectus.

 Overview

We are a newly-organized specialty finance company that invests in Debt Portfolio Investments to Cannabis Operators in the United States, and potentially, ancillary companies that serve the industry. We intend to make loans to Cannabis Operators that are licensed in, and compliant with, state-regulated cannabis programs, as well as local laws and regulations. Our loans will be designed to be compliant with all applicable laws and regulations in the jurisdiction in which the investment is made or to which we are otherwise subject, including U.S. federal law, regardless of the status of the Cannabis Operators under U.S. federal law. ACIM will serve as the Company’s investment adviser and oversee its operations.

Our investment objective is to maximize risk-adjusted returns on equity to our shareholders. We use the term risk-adjusted returns to refer to the profit or potential profit from an investment that considers the degree of risk that must be accepted in order to achieve it. Our asset-backed and income-generating debt investments in the nascent and high-growth U.S. cannabis industry are made with the underlying goals of protecting principal and driving returns. We expect that most of our debt investments will be primarily secured by first priority liens on Borrower assets, have at least 1.75 to 2.0x asset coverage, include either fixed or floating rate terms, have tenors between four and five years, and include call protection and/or prepayment fees of between 20 and 36 months of interest. We do not currently intend to receive equity warrants from Borrowers, and instead intend to have our debt investments include some combination of original issue discounts (“OID”), paid-in-kind (“PIK”) interest, entry fees, and exit fees on the back-end.

We intend the loans we make to have financial maintenance covenants, which we will use to monitor and address materially-adverse changes in a Borrower’s financial performance and condition. Based on the Adviser’s track record of experience making senior secured term loans in the U.S. cannabis industry, the covenants the Company intends to have in its loans typically include a liquidity covenant to monitor a Borrower’s cash position and a fixed charge coverage ratio (“FCCR”) to monitor a Borrower’s ability to pay interest, as well as a restricted cash obligation to set aside cash for the Borrower’s annual federal, state and local taxes, and some interest expense obligations. To a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants.

In most cases, the Cannabis Operators in which we intend to invest will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and carry a higher rate of default. Some portion of our debt investments may have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate (or successors thereto) and the prime rate. As a result, parts of our portfolio may be partially insulated from significant increases in such benchmarks in the future. However, such increases would make it more difficult for the borrowers to service their obligations under the debt investments that we will hold.

Our business model is focused primarily on the direct origination of investments. We expect that most of our investments will be made in loans made to private middle-market companies with at least $15 million to $20 million of revenue, and at least $5 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), but may also invest in Cannabis Operators with less than $15 million of revenue and $5 million of EBITDA, as well as in ancillary businesses. We expect that most of our Borrowers will have at least a one or more operational facilities, dozens or hundreds of employees, a track record of successful operation, and capable senior management. We intend that our investments will generally range between $5 million and $50 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

We will be externally managed by Altmore Capital Investment Management, LLC. ACIM will provide the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management platform of ACIM will enable us to operate more efficiently and with lower overhead costs than other newly formed funds of comparable size.

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We were formed in June 2021 as a Maryland corporation and structured as an externally managed, closed-end, non-diversified management investment company. We have elected to be treated as a business development company, or BDC, under the 1940 Act. In addition, for U.S. federal income tax purposes we intend to elect to be treated, and intend to qualify annually to be treated, as a regulated investment company, or RIC, under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering.

Revenues

We intend to generate revenues primarily in the form of interest income from the investments we hold. Our debt investments typically have a term of four to five years. Interest on our debt investments will generally be payable quarterly.

Our investment portfolio may consist of both fixed and floating rate loans. Macro trends in base interest rates like LIBOR may affect our net investment income over the long term. However, because we generally originate loans to a small number of portfolio companies each quarter, and those investments vary in size, our results in any given period, including the interest rate on investments that were sold or repaid in a period compared to the interest rate of new investments made during that period, will often vary, and reflect the characteristics of the particular portfolio companies that we invested in or exited during the period and not necessarily any trends in our business or macro trends.

Loan origination fees, OID and market discount or premium are capitalized, and we accrete or amortize such amounts under accounting principles generally accepted in the United States of America (“U.S. GAAP”) as interest income using the effective yield method for term instruments and the straight-line method for revolving or delayed draw instruments. Repayments of our debt investments can reduce interest income from period to period. The frequency or volume of these repayments may fluctuate significantly. We record prepayment premiums on loans as interest income. We may also generate revenue in the form of commitment, loan origination, structuring, or due diligence fees, fees for providing managerial assistance to our portfolio companies and possibly consulting fees.

Our portfolio activity may also reflect the proceeds from sales of investments. We recognize realized gains or losses on investments based on the difference between the net proceeds from the disposition and the amortized cost basis of the investment without regard to unrealized gains or losses previously recognized. We record current-period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the consolidated statement of operations.

Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by ACIM in performing its obligations under the Administration Agreement. Our investment management fee compensates our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring, servicing and realizing our investments. See “Investment Advisory Agreement.”

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, the base compensation, bonus and benefits, and the routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our CFO and CCO and their respective staffs. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	the cost of our organization and offerings;

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

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•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees and expenses payable under any underwriting agreements, if any;

•	debt service and other costs of borrowings or other financing arrangements;

•	expenses, including travel expenses, incurred by the Adviser, or members of the investment team, or payable to third-parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•	management and incentive fees payable pursuant to the Investment Advisory Agreement;

•	fees payable to third-parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	costs, including legal fees, associated with compliance under cannabis laws;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at industry and investor conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees and fees payable to rating agencies;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	cost of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing;

•	the cost of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholder or director meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	brokerage commissions and other compensation payable to brokers or dealers;

•	research and market data;

•	fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing and staff;

•	fees and expenses associated with independent audits, and outside legal and consulting costs;

•	costs of winding up;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

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•	extraordinary expenses (such as litigation or indemnification); and

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

We expect, but cannot assure, that our general and administrative expenses will increase in dollar terms during periods of asset growth, but will decline as a percentage of total assets during such periods.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less.

In addition, we expect to enter into a credit facility in the near future. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing.

Prior to the Formation Transactions, the Private Fund borrowed $10 million under a $30 million credit facility with the Lender in order to acquire additional portfolio assets prior to the IPO. To evidence that borrowing, the Private Fund issued the Bridge Note. Upon consummation of the Formation Transactions, the Company will automatically replace the Private Fund as the sole borrower under the Bridge Note.  Under the Bridge Note, the Company is obligated, as soon as practicable after closing of this offering, to use proceeds from this offering to pay all amounts outstanding under the Bridge Note. The Bridge Note maturity date is July 13, 2022 and the interest rate is 10% per annum. As of the date of this prospectus, outstanding borrowings under the Bridge Note are $10,000,000 plus accrued interest of $[ ].

Our primary use of funds will be investments in portfolio companies, cash distributions to holders of our common stock, and the payment of operating expenses. Immediately after this offering, assuming an initial offering of [ ] shares of our common stock at a price of $[ ] per share, we expect to have cash resources of approximately $[ ] million and no indebtedness. This amount does not take into account the exercise of the underwriters’ over-allotment option. See “Use of Proceeds.”

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with U.S. GAAP requires management to make certain estimates and assumptions affecting amounts reported in our financial statements. We identify investment valuation and revenue recognition as our most critical accounting estimates. We will continuously evaluate our estimates, including those related to the matters described below. These estimates will be based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

Investment transactions are recorded on the trade date at fair value. Realized gains or losses are measured by the difference between the net proceeds received (excluding prepayment fees, if any) and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. The net change in unrealized gains or losses primarily reflects the change in investment values, including the reversal of previously recorded unrealized gains or losses with respect to investments realized during the period. We record current-period changes in fair value of investments that are measured at fair value as a component of the net change in unrealized gains (losses) on investments in the consolidated statement of operations.

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Investments for which market quotations are readily available are typically valued at the bid price of those market quotations. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available, as is the case for substantially all of our investments, are valued at fair value as determined in good faith by our Board of Directors, based on, among other things, the input of the Adviser, our Audit Committee and independent third-party valuation firm(s) engaged at the direction of the Board of Directors.

As part of the valuation process, the Board of Directors takes into account relevant factors in determining the fair value of our investments, including: the estimated enterprise value of a portfolio company (i.e., the total fair value of the portfolio company’s debt and equity), the nature and realizable value of any collateral, the portfolio company’s ability to make payments based on its earnings and cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company’s securities to any similar publicly traded securities, and overall changes in the interest rate environment and the credit markets that may affect the price at which similar investments may be made in the future. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Board of Directors considers whether the pricing indicated by the external event corroborates its valuation.

The Board of Directors undertakes a multi-step valuation process, which includes, among other procedures, the following:

•	With respect to investments for which market quotations are readily available, those investments will typically be valued at the bid price of those market quotations;

•	With respect to investments for which market quotations are not readily available, the valuation process begins with the independent valuation firm(s) providing a preliminary valuation of each investment to the Adviser’s valuation committee;

•	Preliminary valuation conclusions are documented and discussed with the Adviser’s valuation committee. Agreed-upon valuation recommendations are presented to the Audit Committee;

•	The Audit Committee reviews the valuation recommendations and recommends values for each investment to the Board of Directors; and

•	The Board of Directors reviews the recommended valuations and determines the fair value of each investment.

We conduct this valuation process on a quarterly basis.

We apply Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements (“ASC 820”), as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. ASC 820 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market (which may be a hypothetical market) that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820, we consider the principal market to be the market that has the greatest volume and level of activity. ASC 820 specifies a fair value hierarchy that prioritizes and ranks the level of observability of inputs used in determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1 – Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access;

•	Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly; and

•	Level 3 – Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

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Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfer occurred. In addition to using the above inputs in investment valuations, we apply the valuation policy approved by our Board of Directors that is consistent with ASC 820. Consistent with the valuation policy, we evaluate the source of the inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. When an investment is valued based on prices provided by reputable dealers or pricing services (that is, broker quotes), we subject those prices to various criteria in making the determination as to whether a particular investment would qualify for treatment as a Level 2 or Level 3 investment. For example, we, or the independent valuation firm(s), review pricing support provided by dealers or pricing services in order to determine if observable market information is being used, versus unobservable inputs.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of such investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that may ultimately be realized. Further, such investments are generally less liquid than publicly traded securities and may be subject to contractual and other restrictions on resale. If we were required to liquidate a portfolio investment in a forced or liquidation sale, it could realize amounts that are different from the amounts presented and such differences could be material.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected previously.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which is intended to address valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company or business development company. Among other things, Rule 2a-5 will permit a fund’s board to designate the fund’s primary investment adviser to perform the fund’s fair value determinations, which will be subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser’s fair value determinations. Compliance with Rule 2a-5 will not be required until September 2022. We continue to review Rule 2a-5 and its impact on our valuation policies and related practices.

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

Revenue Recognition

Interest and Dividend Income

Interest income is recorded on the accrual basis and includes amortization of discounts or premiums. Certain investments may have contractual PIK interest or dividends. PIK interest represents accrued interest that is added to the principal amount of the investment on the respective interest payment dates rather than being paid in cash and generally becomes due at maturity. Discounts and premiums to par value on securities purchased are amortized into interest income over the contractual life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the amortization of discounts or premiums, if any. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees and unamortized discounts are recorded as interest income in the current period.

Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. If at any point we believe PIK interest is not expected to be realized, the investment generating PIK interest will be placed on non-accrual status. When a PIK investment is placed on non-accrual status, the accrued, uncapitalized interest or dividends are generally reversed through interest income. Non-accrual loans are restored to accrual status when past-due principal and interest are paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.

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We intend to structure loans with PIK interest when, after considering the applicable interest rate and other fees that we may recognize, we expect that such loans will provide an attractive risk-adjusted return. For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating Distributions — We may have difficulty paying our required distributions if we are required to recognize income for U.S. federal income tax purposes before or without receiving cash representing such income,” “— We may in the future choose to pay distributions partly in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “Risk factors — Risks Relating to Conflicts of Interest — Our incentive fee may induce our Adviser to make speculative investments.” The accrual of PIK interest on our debt investments will increase the recorded cost basis of these investments in our financial statements and, as a result, will increase the cost basis of these investments for purposes of computing the Incentive Fee on Capital Gains payable by us to our Adviser. To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest.

Dividend income on preferred equity securities is recorded on the accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

Fee Income

From time to time, we may receive fees for services provided to portfolio companies. These fees are generally only available to us as a result of closing investments, are normally paid at the closing of the investments, are generally non-recurring, and are recognized as revenue when earned upon closing of the investment. The services that the Adviser provides vary by investment, but can include closing, work, diligence, or other similar fees and fees for providing managerial assistance to the our portfolio companies.

Organization and Offering Expenses

Costs associated with our organization will be expensed as incurred. We will record expenses related to public equity offerings as a reduction of capital upon completion of an offering of registered securities.

Federal Income Taxes

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter to be treated, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders from our tax earnings and profits. To obtain and maintain our RIC tax treatment, we must, among other things, meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Material U.S. Federal Income Tax Considerations.”

Distribution Policy

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to make quarterly distributions to our stockholders beginning after our first full quarter of operations. The amount of our distributions, if any, will be determined by our Board of Directors.

We intend to elect to be treated, and intend to qualify annually to be treated, as a RIC under Subchapter M of the Code, for U.S. federal income tax purposes, commencing with our first taxable year ending after completion of this offering. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

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To obtain and maintain RIC tax treatment, we must distribute (or be deemed to distribute) at least 90% of the sum of our:

•	investment company taxable income (which is generally our ordinary income plus the excess of realized short-term capital gains over realized net long-term capital losses), determined without regard to the deduction for dividends paid, for such taxable year; and

•	net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions) for such taxable year.

As a RIC, we (but not our stockholders) generally will not be subject to U.S. federal tax on investment company taxable income and net capital gains that we distribute to our stockholders. The discussion below assumes that we will qualify to be treated as a RIC for U.S. federal tax purposes each year.

We intend to distribute annually all or substantially all of such income. To the extent that we retain our net capital gains or any investment company taxable income, we generally will be subject to corporate-level U.S. federal income tax. We can be expected to carry forward our net capital gains or any investment company taxable income in excess of current-year dividend distributions, and pay the U.S. federal excise tax as described below.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current-year distributions into the next tax year. We will be subject to a 4% excise tax on a certain portion of these undistributed amounts. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed and as a result, in such cases, the excise tax will be imposed. In such an event, we will be liable for this tax only on the amount by which we do not meet the foregoing distribution requirement.

We intend to pay quarterly distributions to our stockholders out of assets legally available for distribution. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, financial condition, maintenance of our tax treatment as a RIC, compliance with applicable BDC regulations and such other factors as our Board of Directors may deem relevant from time to time.

To the extent our current taxable earnings for a year fall below the total amount of our distributions for that year, a portion of those distributions may be deemed a return of capital to our stockholders for U.S. federal income tax purposes. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our income or gains. Stockholders should read the written disclosure carefully and should not assume that the source of any distribution is our ordinary income or gains.

A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares and (ii) reduce the amount of funds we have for investment in portfolio companies.

We may fund our cash distributions to shareholders from any sources of funds available to us, including offering proceeds, as well as cash otherwise available. We have not established any limit on the extent to which we may use offering proceeds to fund distributions. However, our Board of Directors, including a majority of our independent directors, will be required to determine that making return of capital distributions from our offering proceeds is in the best interests of our stockholders based upon our then-current financial condition and our expected future growth prospects.

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We have adopted an “opt out” distribution reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the distribution reinvestment plan so as to receive cash distributions.

Other Contractual Obligations

We will have certain commitments pursuant to our Investment Advisory Agreement that we have entered into with ACIM. We have agreed to pay a fee for investment advisory services consisting of two components: a base management fee and an incentive fee. Payments under the Investment Advisory Agreement will be equal to (1) a percentage of the value of our average gross assets and (2) a two-part incentive fee, as described in more detail below. See “Investment Advisory Agreement.” We have also entered into a contract with ACIM to serve as our administrator. Payments under the Administration Agreement will equal an amount based upon our allocable portion of our administrator’s overhead in performing its obligation under the agreement, including rent, fees and other expenses inclusive of our allocable portion of the compensation of our CFO and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). See “Administration Agreement.”

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THE COMPANY

Altmore BDC, Inc.

We are a newly-organized specialty finance company that invests in senior secured term loans (“Debt Portfolio Investments”) to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators” or “Borrowers”), and potentially, ancillary companies that serve the industry. We intend to make senior secured term loans to Cannabis Operators that are licensed in, and compliant with, state-regulated cannabis programs, as well as local laws and regulations.

We may make loans to companies that we determine based on our due diligence are licensed in, and complying with, state-regulated cannabis programs, and local laws and regulations, regardless of their status under U.S. federal law, so long as the investment itself is designed to be compliant with all applicable laws and regulations in the jurisdiction in which the investment is made or to which we are otherwise subject, including U.S. federal law. Our loans will be designed to be compliant with applicable laws and regulations, including U.S. federal law, by among other things, not including warrants or any other equity investment in the Borrower, not having principal or interest payment tied in any way to Borrowers’ sales of cannabis, and not seizing, owning, controlling or managing a Borrower’s assets upon a default or in a restructuring situation, but rather having the Borrower or, for instance, a state court-appointed receiver sell those assets, if necessary to recover our principal and interest owed. Also, any managerial assistance we offer (and provide) to Borrowers will be limited to services that would generally help with good corporate governance, and not any services that could be construed as assisting a borrower to grow, manufacture, distribute, or sell cannabis. For further information about how we design our loans to be compliant with all applicable laws and regulations, including U.S. federal law, please refer to the legal opinion filed as an exhibit to this registration statement.

We consider any potential borrower that has business activities requiring a state or local license to grow, process, manufacture, test, distribute or sell cannabis to be a Cannabis Operator. We consider an ancillary business to be one that supplies services or products to the cannabis industry, such as packaging & labeling, software and technology, cultivation supplies, or business services, which do not require a state or local cannabis license to operate. We intend to invest in loans primarily to Cannabis Operators, but we may from time to time invest in ancillary businesses.

Our investment objective is to maximize risk-adjusted returns on equity to our shareholders. We use the term risk-adjusted returns to refer to the profit or potential profit from an investment that considers the degree of risk that must be accepted in order to achieve it. Our asset-backed and income-generating debt investments in the nascent and high-growth U.S. cannabis industry are made with the underlying goals of protecting principal and driving returns. We believe that current market conditions favor extending credit to Cannabis Operators in the United States, where state-by-state cannabis legalization is expanding, and Cannabis Operators, as well as existing state medical and adult-use cannabis programs, are growing, all the while the availability of financing to Cannabis Operators remains limited. Longer term, even if full or partial federal legalization of cannabis occurs, we believe that the U.S. cannabis industry will continue to provide attractive market opportunities for lenders, as, according to BDSA, “[l]egal cannabis sales in the U.S. passed $17.5 billion in 2020,” 4 and “BDSA forecasts cannabis sales in the U.S. to surpass $24 billion in 2021, a growth of 38% over 2020’s sales, and anticipates the U.S. to reach $47.6 billion in 2026, a CAGR of 14%.”5 We expect that most of our debt investments will be primarily secured by first priority liens on Borrower assets, have at least 1.75 to 2.0x asset coverage, include either fixed or floating rate terms, have tenors between four and five years, and include call protection and/or prepayment fees of between 20 and 36 months of interest. We also expect that most of our debt investments will have some period of interest only payments, generally between 20 and 36 months, by the Borrower, followed by a period of principal amortization until the end of the loan term. We do not currently intend to receive equity warrants from Borrowers, and instead intend to have our debt investments include some combination of original issue discounts (“OID”), paid-in-kind (“PIK”) interest, entry fees, and exit fees on the back-end.

Our business model is focused primarily on the direct origination of investments. We expect that most of our investments will be made in loans made to private middle-market companies with at least $15 million to $20 million of revenue, and at least $5 million of earnings before interest, taxes, depreciation and amortization (“EBITDA”), but may also invest in Cannabis Operators with less than $15 million of revenue and $5 million of EBITDA, as well as in ancillary businesses. We expect that most of our Borrowers will have at least a one or more operational facilities, dozens or hundreds of employees, a track record of successful operation, and capable senior management. We intend that our investments will generally range between $5 million and $50 million each, although we expect that this investment size will vary proportionately with the size of our capital base. We have an active pipeline of investments and, as of January 20, 2022, our pipeline of potential investments in varying stages of analysis was at $600 million. Of that $600 million, we have nine term sheets issued and outstanding, representing a total principal of over $220 million of potential loans, and we have six term sheets executed, representing total principal of roughly $100 million of potential loans.

We expect that most our debt investments will be primarily secured by first priority liens on Borrower assets. As a BDC, we are not required to have our investments and income tied to real estate – unlike companies that elect to be treated as a REIT for U.S. federal income tax purposes. While the types of collateral securing any given secured loan will depend on the nature of the Borrower’s business, common types of collateral we expect to secure our loans include real property, fixtures and certain personal property, including equipment, inventory, receivables, cash, intellectual property rights and other assets to the extent permitted by applicable laws and the regulations governing our Borrowers. Cannabis licenses and cannabis inventory typically may not be used as collateral, or transferred to anyone else other than another state and local cannabis license or permit holder, which we are not. Based on our Adviser’s experience in U.S. cannabis debt, until partial or full federal legalization occurs, we expect a restructuring for our Borrowers would be accomplished through a private workout, an assignment for benefit of creditors, or state court receivership proceedings, but not federal bankruptcy proceedings. In such restructurings, we expect that the Company, the Borrower, or a court-appointed receiver would find buyers that would purchase the Borrower’s assets as operational facilities—such as a cultivation facility, a manufacturing facility or dispensary—rather than the real estate, fixtures and personal property that comprise a Borrower’s facility being liquidated in piecemeal fashion. We also intend to focus on the size and makeup of the equity holders of our Borrowers, as, in our Adviser’s experience, a sizeable equity cushion can play a critical role in a Cannabis Operator restructuring.

4 BDSA Reports Global Cannabis Sales Exceeded $21 Billion in 2020; Forecasts $55.9 Billion by 2026, BDSA, March 2, 2021 (https://www.globenewswire.com/news-release/2021/03/02/2185408/0/en/BDSA-Reports-Global-Cannabis-Sales-Exceeded-21-Billion-in-2020-Forecasts-55-9-Billion-by-2026.html).

5 BDSA Reports Global Cannabis Sales Surge 41% YoY in 2021; Will Surpass $62 Billion by 2026, BDSA, September 21, 2021 (https://www.globenewswire.com/news-release/2021/09/21/2300624/0/en/BDSA-Reports-Global-Cannabis-Sales-Surge-41-YoY-in-2021-Will-Surpass-62-Billion-by-2026.html).

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While the Adviser has received equity warrants from Borrowers in the past, we do not currently intend to receive equity warrants from Borrowers, and instead intend to have our debt investments include OID, PIK interest, entry fees, and exit fees on the back-end to increase the total return.

We intend the loans we make to have financial maintenance covenants, which we will use to monitor and address materially-adverse changes in a Borrower’s financial performance and condition. Based on the Adviser’s track record of experience making senior secured term loans in the U.S. cannabis industry, the covenants the Company intends to have in its loans typically include a liquidity covenant to monitor a Borrower’s cash position and a FCCR to monitor a Borrower’s ability to pay interest, as well as a restricted cash obligation to set aside cash for the Borrower’s annual federal, state and local taxes, and some interest expense obligations. To a lesser extent, we may invest in “covenant-lite” loans. We use the term “covenant-lite” to refer generally to loans that do not have a complete set of financial maintenance covenants. Generally, “covenant-lite” loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent we invest in “covenant-lite” loans, we may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with a complete set of financial maintenance covenants.

On October 25, 2021, the Adviser purchased 100 shares of our common stock at $10.00 per share, and on January 12, 2022 purchased 100 shares of our common stock at $20.00 per share, resulting in an average per-share purchase price of $15.00. The Adviser will not tender these shares for repurchase as long as the Adviser remains the investment adviser of the Company. There is no current intention for our Adviser to discontinue its role.

Among other investment vehicles, the Adviser currently manages Altmore Debt I, LP (“Private Fund”), which has invested, either directly or indirectly, in senior secured term loans for Cannabis Operators. The Private Fund operates as an unregistered pooled investment vehicle, and the beneficial owners of the Adviser and the general partners of the Private Fund include the Principals.

Prior to closing of this offering, the Company will purchase the Legacy Portfolio from the Private Fund in exchange for approximately [ ] newly issued shares of our common stock. The Legacy Portfolio will be acquired at fair value (plus accrued but unpaid interest as of the date of purchase) and the implied share price per share of our Common Stock issued to the Private Fund investors as consideration will be $[ ] per share. It is expected that such newly issued shares will be held by the Private Fund (or its designee) during the lock-up period and thereafter distributed to the Private Fund’s investors.

Net of fees and expenses, and assuming no defaults or other operating losses, we expect the Legacy Portfolio will have $[ ] million of annual distributable interest income.

In most cases, the Cannabis Operators in which we intend to invest will not be rated by any rating agency. If such investments were rated, we believe that they would likely receive a rating from a nationally recognized statistical rating organization of below investment grade (i.e., below BBB- or Baa), which is often referred to as “junk.” Exposure to below investment grade securities involves certain risks, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and carry a higher rate of default. Some portion of our debt investments may have variable interest rates that reset periodically based on benchmarks such as London-Interbank Offered Rate (or successors thereto) and the prime rate. As a result, parts of our portfolio may be partially insulated from significant increases in such benchmarks in the future. However, such increases would make it more difficult for the borrowers to service their obligations under the debt investments that we will hold.

We will be externally managed by Altmore Capital Investment Management, LLC. ACIM will also provide the administrative services necessary for us to operate.

We were formed in June 2021 as a Maryland corporation and structured as an externally managed, closed-end, non-diversified management investment company. We intend to elect to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We also intend to elect to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.

As a BDC, we will be required to comply with regulatory requirements, including limitations on our use of debt. We will be permitted to, and expect to, finance our investments through borrowings. However, as a BDC, we will only generally be allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowing. Under a 150% asset coverage ratio a BDC may borrow $2.00 for investment purposes of every $1.00 of investor equity. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of the proposed borrowings, our ability to raise funds through the issuance of shares of our common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from borrowing to make investments will exceed the cost of such borrowing. As of January 10, 2022, we had no debt outstanding.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

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The Company is newly organized and has not yet commenced its intended business and has no history of operations. The Company will commence operations following the completion of this offering.

The Investment Adviser

Altmore Capital Investment Management, LLC, a limited liability company formed in the State of Delaware on August 16, 2018 (“Adviser” or “ACIM”), will serve as the Company’s investment adviser and oversee all of its operations. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the “Advisers Act.” The Adviser will serve pursuant to an investment advisory agreement with the Company (the “Investment Advisory Agreement”) in accordance with the Advisers Act, under which it receives a base management fee and an incentive fee from us. The base management fee is calculated as a percentage of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents. The incentive fee is calculated as a percentage of our ordinary income and capital gains.

Since 2018, ACIM has led over $225 million of financings for multiple U.S. Cannabis Operators. Over the past several years, ACIM has spent substantial time, money and resources to develop a cannabis industry-specific due diligence process and legal structures, in order to lend money on a secured basis to Borrowers that operate in California, Colorado, the District of Columbia, Illinois, Maryland, Massachusetts, Michigan, Missouri, Nevada, Ohio, Oregon, Pennsylvania, Washington state and West Virginia. ACIM has also successfully led the restructuring of a major Cannabis Operator. The track record and achievements of the Adviser are not necessarily indicative of results that we will achieve in the future.

As of January 10, 2022, the Adviser has seven employees, including four investment, deal origination, and underwriting professionals.

The key principals and members of senior management of our Adviser are Steven Ham and Hyung-Jin Patrick Kim (the “Principals”). The Adviser is solely responsible for researching, selecting, disposing and monitoring investments made by the Company, and making decisions on when and how much to invest with or withdraw from a particular investment. The Principals will be primarily responsible for the investment selection and positioning of the Company.

The Principals have an extensive network of investment interests and may invest and have invested in other entities, including cannabis companies. Therefore, the Adviser may manage other entities and offer investment opportunities to other clients that may compete with the Company.

The Adviser is minority-owned and operated, and is a certified member of USPAACC, the largest organization representing Asian American businesses in the United States.

Formation Transactions

Among other investment vehicles, the Adviser currently manages Altmore Debt I, LP (“Private Fund”), which has invested, either directly or indirectly, in senior secured term loans for Cannabis Operators. The Private Fund operates as an unregistered pooled investment vehicle, and the beneficial owners of the Adviser and the general partners of the Private Fund include the Principals.

Prior to the closing of this offering, the Company will purchase the Legacy Portfolio from the Private Fund in exchange for approximately [ ] newly issued shares of our common stock. The Legacy Portfolio will be acquired at fair value (plus accrued but unpaid interest as of the date of purchase) and the implied share price per share of our Common Stock issued to the Private Fund investors as consideration will be $[ ] per share. It is expected that such newly issued shares will be held by the Private Fund (or its designee) during the lock-up period and thereafter distributed to the Private Fund’s investors. The acquisition of the Legacy Portfolio by the Company is referred to herein as the “Formation Transactions.”

See “The Company—Formation Transactions” and “Portfolio Companies” for more information on the Formation Transactions.

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Net of fees and expenses, we expect the Legacy Portfolio will have approximately $[ ] million of annual distributable interest income.

Prior to the Formation Transactions, the Private Fund borrowed $10 million under a $30 million credit facility with the Lender in order to acquire additional portfolio assets prior to the IPO. To evidence that borrowing, the Private Fund issued the Bridge Note. Upon consummation of the Formation Transactions, the Company will automatically replace the Private Fund as the sole borrower under the Bridge Note.  Under the Bridge Note, the Company is obligated, as soon as practicable after closing of this offering, to use proceeds from this offering to pay all amounts outstanding under the Bridge Note.

The U.S. Cannabis Industry

Sizeable, growing industry that performed during the pandemic. The legalized cannabis industry in the U.S. has demonstrated significant growth over the past several years, with legal cannabis sales in the U.S. exceeding $17.5 billion in 2020—up 46% over 2019 sales of $12.1 billion.3 According to a Marijuana Policy Project Analysis, over twenty five (25) states, in addition to the District of Columbia, deemed cannabis an “essential” business during the pandemic,4 and Cannabis Operators pivoted quickly to online ordering and curbside pick-ups. The industry is forecasted to grow to “surpass $24 billion in 2021,” and “reach $47.6 billion in 2026, a CAGR of 14%,”5 and as much as $100 billion by 20306.

Pandemic accelerated industry trends. In the second half of 2019, the valuations of U.S. cannabis companies that traded publicly on Canadian exchanges, which had traded as much as 10 to 20 times forward revenue, declined to levels more in line with other high-growth industries. In conjunction, U.S. Cannabis Operators shifted their focus from infrastructure expansion and license acquisitions (and thereby forward revenue) to revenue generation and operating profitably—in other words, to becoming EBITDA and cash flow positive. The pandemic accelerated this trend toward operating profits. Faced with a potential drying up of financing options and a general economic downturn, operators raced to right size their balance sheets and become cash flow positive. Some have been able to achieve this, and these initial winners have started acquiring the assets of those that have not or could not, which is further accelerating the industry consolidation that began to pick up speed during 2019. Though still a highly fragmented and volatile industry, the largest operators in U.S. cannabis are starting to enjoy significant scale and efficiency benefits, and the medium and smaller players are realizing the benefits of and need to get to scale.

Fast evolving cannabis industry with increasing demand for cash flow loans. As the industry continues to mature, we believe cannabis operators are increasingly achieving positive operating cash flow. As more Borrowers become cash flow positive we expect demand for traditional cash flow loans to increase as opposed to asset backed loans that are more suitable for earlier stage companies.

Limited financing options for U.S. Cannabis Operators. The financing available for U.S. Cannabis Operators is limited, due to the federal illegality of cannabis, and adult-use cannabis being considered a vice industry. Cannabis operators still cannot access public capital on U.S. exchanges, or fully access institutional or bank financing. Equity is typically raised from high net worth individuals and family offices, or through public listings on Canadian exchanges, or U.S. OTC market listings. Real estate sale-leasebacks remain among the most common of financing mechanisms for new facilities, at least for those operators that own real estate or have options to buy. Those leases typically have terms of 10 to 20 years, capitalization rates in the low-to-mid teens, and annual escalation clauses. Finally, only a few institutions, such as our Adviser, focus on a day-to-day basis on providing senior debt to Cannabis Operators.

3 BDSA Reports Global Cannabis Sales Exceeded $21 Billion in 2020; Forecasts $55.9 Billion by 2026, BDSA, March 2, 2021 (https://www.globenewswire.com/news-release/2021/03/02/2185408/0/en/BDSA-Reports-Global-Cannabis-Sales-Exceeded-21-Billion-in-2020-Forecasts-55-9-Billion-by-2026.html).

4 How ‘essential’ transformed the US cannabis industry amid the Covid-19 pandemic, MJBizDaily, Mar. 15, 2021 (updated Mar. 16, 2021) (https://mjbizdaily.com/how-essential-transformed-the-us-marijuana-industry-amid-the-covid-19-pandemic/); see also Safe Access to Cannabis in Times of COVID-19, Marijuana Policy Project (https://www.mpp.org/issues/medical-marijuana/safe-access-to-cannabis-in-times-of-covid-19/).

5 See The Legal Cannabis Industry Could Skyrocket to $100 Billion in the US Alone in a Decade, Business Insider, December 4, 2020 (https://www.businessinsider.com/canadian-cannabis-giants-canopy-growth-aphria-looking-to-us-market-2020-11).

6 BDSA Reports Global Cannabis Sales Surge 41% YoY in 2021; Will Surpass $62 Billion by 2026, BDSA, September 21, 2021 (https://www.globenewswire.com/news-release/2021/09/21/2300624/0/en/BDSA-Reports-Global-Cannabis-Sales-Surge-41-YoY-in-2021-Will-Surpass-62-Billion-by-2026.html).

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State-by-state legalization continues with popular support for federal legalization. State-by-state legalization of cannabis is expected to continue, and 91% of Americans now support medical or adult-use federal legalization.10 Several bills addressing a variety of cannabis-related issues, including liberalization of banking for cannabis businesses (SAFE Act) and federal legalization (States Reform Act) are pending in the U.S. House of Representatives and some in the Senate.

U.S. Cannabis Operators increasingly need and can service debt. A growing number of Cannabis Operators in the U.S. are EBITDA, cash flow and net income positive, and have significant assets and value as a going concern. More and more U.S. Cannabis Operators can service and could use debt from a balance sheet and cash flow perspective. Many of these operators also have significant tranches of equity and subordinated debt, which can benefit a senior lender in a restructuring situation, or help to avoid a restructuring situation. As participants in a fast-growing industry, U.S. Cannabis Operators need capital to grow their businesses, and particularly in this environment, make acquisitions of attractive cannabis assets. For these operators, equity and sale-leaseback financing may not be available, nor fit the financing needs, nor be as attractive as senior debt, which is non-dilutive, relatively short in term and can be refinanced.

Potential Competitive Advantages

We believe that our Adviser has several potential competitive advantages, which derive from our Adviser’s track record and experience in the U.S. cannabis lending market, including:

Cannabis industry-specific due diligence and investment structuring. Our Adviser’s due diligence and investment structuring process is based on the Adviser’s years of experience in providing senior secured lending to U.S. Cannabis Operators. The U.S. cannabis industry is highly-regulated, differs from state-to-state, as well as locality-to-locality, and requires numerous state and local licenses and permits to operate. In our view, a full appreciation of collateral, collateral value, and how to obtain value for collateral in a Cannabis Operator restructuring is contingent on having the experience of having made senior loans to Cannabis Operators in a variety of states, working extensively with legal and other advisors, and leading a restructuring, all of which our Adviser has done. Likewise, we believe that the ability to identify the panoply compliance, regulatory and other key Borrower risks is contingent on having performed due diligence on numerous Cannabis Operators, having closely monitored numerous Cannabis Operators for years at a time, and having a deep, experience-based knowledge of, and contacts, in the industry.

Restructuring experience. Our Adviser successfully led the restructuring of a major Cannabis Operator. Our Adviser has incorporated cannabis industry-specific key learnings from that restructuring into the legal documentation and structures it uses.

Strong reputation and extensive network in U.S. cannabis. Our Adviser’s years of experience in the U.S. cannabis lending market means that not only does our Adviser know the market, but we believe that the market knows our Adviser as well. Based on feedback from Borrowers, potential Borrowers, advisers, brokers, investors, and others, as well as the frequent and numerous referrals Altmore Capital receives, we believe that our Adviser is well-known in the U.S. cannabis industry, and viewed by Cannabis Operators as a professional, diligent and knowledgeable financing partner—one that can be trusted over the long term to add value. We believe that our Adviser’s track record and strong reputation are key drivers of Altmore Capital’s substantial deal flow in U.S. cannabis senior debt. We believe our Adviser sees as many potential deals as any other lender in the space, if not more.

Cash flow lending to the cannabis middle market. According to industry estimates, as of 2021 there were more than 25,000 licensed U.S. cannabis businesses with plant-touching businesses (i.e. cultivators, cannabis product manufacturers, testing labs, and retailers).7 We believe that more of these licensees are becoming cash flow positive. As a BDC that is able to lend against our Borrowers’ cash flows and other assets beyond real estate, we are distinguished from other lenders in the space that are tethered to real estate.

Investment Strategy

The Adviser, using proprietary selection criteria and methodologies, will direct the Company’s investment strategy, selection, development and disposal of investments.

We expect that our portfolio will be comprised of first lien debt.  Our portfolio composition may fluctuate from time to time based on the facts and circumstances of each transaction, market conditions and interest rates.

We intend to invest in the following types of debt:

First-lien debt. First-lien debt typically is senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien debt may include stand-alone first-lien loans, and possibly “unitranche” loans (including “last out” portions of such loans), and secured corporate bonds with similar features to these categories of first-lien loans.

Stand-alone first lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest.

We may from time to time invest in the following types of debt:

Unitranche loans. Unitranche loans (including “last out” portion of such loans) combine features of first-lien, second-lien and mezzanine debt, generally in a first-lien position. In many cases, we may provide the issuer most, if not all, of the capital structure above their equity. The primary advantages to the issuer are the ability to negotiate the entire debt financing with one lender and the elimination of intercreditor issues. “Last out” first-lien loans have a secondary priority behind super-senior “first out” first-lien loans in the collateral securing the loans in certain circumstances. The arrangements for a “last out” first-lien loan are set forth in an “agreement among lenders,” which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans. Agreements among lenders also typically provide greater voting rights to the “last out” lenders than the intercreditor agreements to which second-lien lenders often are subject. Among the types of first-lien debt in which we may invest, “last out” first-lien loans generally have higher effective interest rates than other types of first-lien loans, since “last out” first-lien loans rank below standalone first-lien loans.

Second-lien debt. Our second-lien debt may include secured loans, and, to a lesser extent, secured corporate bonds, with a secondary priority behind first-lien debt. Second-lien debt typically is senior on a lien basis to unsecured liabilities in the issuer’s capital structure and has the benefit of a security interest over assets of the issuer, though ranking junior to first-lien debt secured by those assets. First-lien lenders and second-lien lenders typically have separate liens on the collateral, and an intercreditor agreement provides the first-lien lenders with priority over the second-lien lenders’ liens on the collateral.

Mezzanine debt. Structurally, mezzanine debt usually ranks subordinate in priority of payment to first-lien and second-lien debt, is often unsecured, and may not have the benefit of financial covenants common in first-lien and second-lien debt. However, mezzanine debt ranks senior to common and preferred equity in an issuer’s capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments, which could be paid-in-kind. Due to its higher risk profile and often less restrictive covenants compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than first-lien and second-lien debt.

We may from time to time acquire loans through assignments of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation.

 7 Marijuana Business Daily, Annual Marijuana Business Factbook 6 (9th ed. 2021).

10 Americans overwhelmingly say marijuana should be legal for recreational or medical use Pew Research Center, April 16, 2021 (https://www.pewresearch.org/fact-tank/2021/04/16/americans-overwhelmingly-say-marijuana-should-be-legal-for-recreational-or-medical-use/).

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Investment sourcing. The Adviser evaluates on average dozens of U.S. cannabis debt opportunities every quarter. The Adviser sources deals in a variety of ways, including, but not limited to, the following:

•	Existing relationships with most major U.S. Cannabis Operators, including multi-state operators (“MSOs”) and single-state operators (“SSOs”),
•	Leveraging historical market intelligence and analysis—including regarding management teams and credit risks—to monitor and identify opportunities the that the Adviser likes and is keeping in regular contact with,
•	Extensive industry and competitor analysis in most cannabis-legal states, as well as deep-dive due diligence on dozens of companies,
•	Significant deal flow from portfolio companies, advisors, venture capital and real estate funds and real estate investment trusts (“REITs”) in the industry, brokers, consultants, and other investors, and
•	A long track record of attendance and participation in major conferences and industry events.

Investment screening. The Adviser’s screening criteria includes, but is not limited to, the following factors – noting that the absence of any one or more of these factors will not be dispositive:

Potential Borrowers

•	Path to win state for SSOs or U.S. for MSOs,
•	Target of at least $15 million to $20 million in revenue, and at least $5 million in EBITDA,
•	Track record of successful build outs and operations in cannabis,
•	Strong management team,
•	Robust compliance function,
•	Substantial equity cushion and sophisticated equity investors, and/or
•	Assets to sufficiently collateralize senior loan.

Geographic Focus

•	Limited license states, i.e., states where by law or regulation or in practicality, the number of cannabis licenses is limited: general operator criteria
•	Mature states, i.e., Colorado, Washington, Oregon and California: focus on leading operators

The Adviser has discretion to make an investment even if one or more of the screening criteria is not met.

Due diligence and deal structuring. The Adviser has developed a proprietary diligence and investment structuring process based on its years of investment experience in the U.S. cannabis industry. The Adviser relies on its extensive knowledge and contacts in U.S. cannabis, and has spent substantial time, effort and resources on legal and advisor fees to develop and refine its due diligence checklist and process.

The Adviser’s due diligence process aims to have private equity-level underwriting with multiple advisors, and numerous cannabis-specific issues the Adviser has learned to vet. For instance, many investors new to cannabis focus on federal and state risk—the Adviser understands that local risk is as critical a legal, regulatory and enforcement issue that should be understood for each of the key assets and facilities that comprise investment collateral. Having successfully led one of the first cannabis industry restructurings at the beginning of the COVID-19 pandemic, the Adviser seeks to have a seat at the table, so to speak, with substantial influence and negotiating leverage, if a Borrower encounters financial difficulties. The Adviser primarily focuses on senior secured debt opportunities where it will be the lead or only lender, and we involve our restructuring advisor upfront during the due diligence, deal structuring and documentation, and quality of earnings assessment process. Altmore Capital’s restructuring adviser also serves as collateral agent for most of the loans and the senior secured debt facilities the Adviser leads.

The following are some of the key questions the Adviser addresses during due diligence:

•	How will we get our principal back if the borrower defaults?
•	Can the borrower pay interest—is there ample fixed charge coverage?
•	How will the borrower repay the loan?
•	Is the borrower in compliance with state and local laws and regulations?

Regarding principal recovery, if selling the business or facilities as a going concern is critical to recovering the principal, the Adviser will diligence and take steps upfront to be confident that this could be done in the relevant states in which the Borrower operates through a restructuring—such as an assignment for benefit of creditors or state court receivership—while having the necessary state and local licenses transfer to a new operator or buyer.

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Operating and Regulatory Structure

We will be an externally managed closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. In addition, for tax purposes we have elected to be treated and intend to qualify each year as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations”. Our investment activities are managed by the Adviser and supervised by the Company’s board of directors, a majority of whom are independent of the Adviser and its affiliates. As a BDC, we will be required to comply with certain regulatory requirements. See “Regulation”.

Conflicts of Interests

Our executive officers, certain of our directors and certain other finance professionals of the Company also serve as executives of the Adviser. In addition, our executive officers and directors and the members of the Adviser and members of its investment team serve as officers, directors or principals of affiliated entities that operate in the same, or a related, line of business as we do including serving on their respective investment committees and/or on the investment committees of investment funds, accounts or other investment vehicles managed by our affiliates which may have investment objectives similar to our investment objective. At times, we compete with these other entities managed by the Adviser. As a result, we may not be given the opportunity to participate or participate fully in certain investments made by other Altmore clients. This can create a potential conflict when allocating investment opportunities among us and such other Altmore clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. However, in order for the Adviser and its affiliates to fulfill their fiduciary duties to each of their clients, the Adviser has put in place an investment allocation policy that seeks to ensure the fair and equitable allocation of investment opportunities over time and addresses the co-investment restrictions set forth under the 1940 Act.

Allocation of Investment Opportunities

The Adviser intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with its allocation policy, so that no client of the Adviser or its affiliates is disadvantaged in relation to any other client of the Adviser or its affiliates, taking into account such factors as the relative amounts of capital available for new investments, cash on hand, existing commitments and reserves, the investment programs and portfolio positions of the participating investment accounts, the clients for which participation is appropriate, targeted leverage level, targeted asset mix and any other factors deemed appropriate.

The Adviser has put in place an investment allocation policy that seeks to ensure the equitable allocation of investment opportunities and addresses the co-investment restrictions set forth under the 1940 Act. When we engage in co-investments as would be permitted by the exemptive relief described below, we will do so in a manner consistent with the Adviser’s allocation policy. In situations where co-investment with other entities managed by the Adviser or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, a committee comprised of certain executive officers of the Adviser along with other officers and employees, will need to decide whether we or such other entity or entities will proceed with the investment. (“Allocation Committee”) The Allocation Committee will make these determinations based on the Adviser’s allocation policy, which generally requires that such opportunities be offered to eligible accounts in a manner that will be fair and equitable over time.

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The allocation of investment opportunities among us and any of the other investment funds sponsored or accounts managed by the Adviser or its affiliates may not always, and often will not, be proportional. In general, pursuant to the Adviser’s allocation policy, the process for making an allocation determination includes an assessment as to whether a particular investment opportunity (including any follow-on investment in, or disposition from, an existing portfolio company held by the Company or another investment fund or account) is suitable for us or another investment fund or account. In making this assessment, the Adviser may consider a variety of factors, including, without limitation: the investment objectives, guidelines and strategies applicable to the investment fund or account; the nature of the investment, including its risk-return profile and expected holding period; portfolio diversification and concentration concerns; the liquidity needs of the investment fund or account; the ability of the investment fund or account to accommodate structural, timing and other aspects of the investment process; the life cycle of the investment fund or account; legal, tax and regulatory requirements and restrictions, including, as applicable, compliance with the 1940 Act (including requirements and restrictions pertaining to co-investment opportunities discussed below); compliance with existing agreements of the investment fund or account; the available capital of the investment fund or account; diversification requirements for BDCs or RICs; the gross asset value and net asset value of the investment fund or account; the current and targeted leverage levels for the investment fund or account; and portfolio construction considerations. The relevance of each of these criteria will vary from investment opportunity to investment opportunity. In circumstances where the investment objectives of multiple investment funds or accounts regularly overlap, while the specific facts and circumstances of each allocation decision will be determinative, the Adviser may afford prior decisions precedential value.

Pursuant to the Adviser’s allocation policy, if through the foregoing analysis, it is determined that an investment opportunity is appropriate for multiple investment funds or accounts, the Adviser generally will determine the appropriate size of the opportunity for each such investment fund or account. If an investment opportunity falls within the mandate of two or more investment funds or accounts, and there are no restrictions on such funds or accounts investing with each other, then each investment fund or account will receive the amount of the investment that it is seeking, as determined based on the criteria set forth above.

Certain allocations may be more advantageous to us relative to one or all of the other investment funds, or vice versa. While the Adviser will seek to allocate investment opportunities in a way that it believes in good faith is fair and equitable over time, there can be no assurance that our actual allocation of an investment opportunity, if any, or terms on which the allocation is made, will be as favorable as they would be if the conflicts of interest to which the Adviser may be subject did not exist.

Corporate Information

Our principal executive offices are located at 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102, and our telephone number is (703) 861-3964. Our corporate website is located at http://altmorecap.com/. Information on our website is not incorporated into or a part of this prospectus.

Implications of Being an Emerging Growth Company

We are an emerging growth company as defined in the JOBS Act and we are eligible to take advantage of certain specified reduced disclosure and other requirements that are otherwise generally applicable to public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). We expect to remain an emerging growth company for up to five years following the completion of this offering of common equity securities or until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07  billion, (ii) December 31 of the fiscal year that we become a “large accelerated filer” as defined in Rule 12b-2 under the Securities and Exchange Act of 1934, as amended (the “1934 Act”), which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months or (iii) the date on which we have issued more than $1 billion in non-convertible debt securities during the preceding three-year period. In addition, we will take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards.

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PORTFOLIO COMPANIES

Prior to the closing of this offering, the Company will purchase the Legacy Portfolio from the Private Fund in exchange for approximately [ ] newly issued shares of our common stock. The Legacy Portfolio will be acquired at fair value (plus accrued but unpaid interest as of the date of purchase) and the implied share price per share of our Common Stock issued to the Private Fund investors as consideration will be $[ ] per share.

The following table sets forth certain information as of February 3, 2022 regarding each loan held by the Private Fund that will be acquired by the Company.

			Interest Rate (1)
Portfolio Company	Business Description	Investment Type	Cash	PIK	Total Interest Rate	Maturity Date	% of Class Held at 2/3/22	Principal (2)	Fair Value (3)	% of Portfolio at Fair Value	Footnotes
								(Dollars in thousands)
Mesa Organics Ltd., et al. (d/b/a Schwazze) 4880 Havana Street, Suite 201 Denver, CO 80239	Colorado Cannabis Operator	Senior Secured Term Loan	15.00%		15.00%	02/26/25	N/A	$10,000	$9,859	8.73%	(4), (5)
Calyx Peak, Inc., et al. (d/b/a Calyx Peak) P.O. Box 1358 Mansfield, MA 02048	Multi-state U.S. Cannabis Operator	Senior Secured Term Loan	15.00%		15.00%	03/30/25	N/A	$6,050	$5,737	5.08%	(4), (6), (7)
Osiris Ventures, Inc., et al. (d/b/a NorCal Cannabis Co.) 1377 Corporate Center Pkwy. Santa Rosa, CA 95407	California Cannabis Operator	Senior Secured Term Loan	13.00%	2.00%	15.00%	08/16/25	N/A	$16,716	$16,320	14.45%	(4), (8)
THC Design Holdings, Inc., et al. (d/b/a THC Design) 1346 Elwood St. Los Angeles, CA 90021	California Cannabis Operator	Senior Secured Term Loan	15.00%	8.33%	23.33%	08/24/25	N/A	$15,000	$15,000	13.28%	(9)
Bostica, LLC 71 Linden Street Lynn, MA 01905	Massachusetts Cannabis Operator	Senior Secured Term Loan	18.75%		18.75%	11/24/24	N/A	$3,500	$3,500	3.10%
Kaleafa, Inc., et al. (d/b/a Kaleafa) 16489 OaktreeTerrace Oregon City, OR. 97045	Multi-state U.S. Cannabis Operator	Senior Secured Term Loan	17.50%		17.50%	04/07/24	N/A	$2,210	$2,234	1.98%	(10)
		Senior Secured Term Loan	17.50%		17.50%	06/07/24	N/A	$120	$121	0.11%
		Senior Secured Term Loan	17.50%		17.50%	09/07/24	N/A	$120	$121	0.11%
Matanzas Alliance, LLC, et al. (d/b/a Justice Cannabis Co.) 311 N. Aberdeen Street Suite 200A Chicago, IL 60607	Multi-state U.S. Cannabis Operator	Senior Secured Term Loan	15.00%	2.50%	17.50%	12/27/26	N/A	$10,000	$10,000	8.86%	(11)
Holistic Industries Inc. 308 Massachusetts Ave NE Washington, DC 20002	Multi-state U.S. Cannabis Operator	Senior Secured Term Loan	12.50%	2.50%	15.00%	09/10/24	N/A	$15,000	$14,658	12.98%	(4), (12)
March and Ash, Inc., et al. (d/b/a March & Ash) 2835 Camino Del Rio S Suite 220 San Diego, CA 92108	California Cannabis Operator	Senior Secured Term Loan	12.00%	2.00%	14.00%	01/07/27	N/A	$15,865	$15,865	14.05%	(13), (14)
Common C GP, LLC, et al. 1617 Pratt Ave. Marshall, MI 49068	Michigan Cannabis Operator	Senior Secured Term Loan	Prime + 6.65%	2.50%	12.40%	12/31/24	N/A	$8,500	$8,500	7.53%	(15), (16)
JNJ Management, LLC (d/b/a Bloom Montana) P.O. Box 1231 Helena, MT 59624	Montana Cannabis Operator	Senior Secured Term Loan	13.00%	2.00%	15.00%	01/24/27	N/A	$11,000	$11,000	9.74%
Total Senior Loan Investments								$114,081	$112,915
Weighted Average Yield-to-Call of Portfolio Assets at Fair Value (17)	18.95%

(1) All interest rates are payable in cash, except where Payment-In-Kind (PIK) is shown. Variable rate loans to the portfolio companies bear interest at a rate that is determined by reference to either LIBOR (“L”), the U.S. Prime Rate ("Prime"), or an alternate base rate (commonly based on the Federal Funds Rate), which generally resets quarterly. For each such loan, the Company has indicated the reference rate used and provided the spread and the interest rate in effect as of February 3, 2022. As of February 3, 2022, the reference rate for the Company’s variable rate loan was Prime at 3.25%.

(2)  Represents the total principal amount to be held by Altmore BDC, Inc.

(3)  Values reflected here represent our management's estimate of Fair Value as of February 3, 2022 in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement.

(4)  Loan was originally executed with warrants, which will not be transferred to Altmore BDC, Inc. The value of the warrants is not reflected in the Fair Values here.

(5)  Borrowers include: Mesa Organics Ltd., Mesa Organics II Ltd., Mesa Organics III LTD., Mesa Organics IV LTD., SCG Holding, LLC, and PBS Holdco LLC.

(6)  Borrowers include: Calyx Peak, Inc., Bosim 1628 Management Company, LLC, CPC Compassion, Inc., Calyx Peak of MA, Inc., CPC MGMT, LLC, and Calyx Peak Canada Inc.

(7)  Investment includes a commitment to provide additional loans of $2,500,000.

(8)  Borrowers include: Osiris Ventures, Inc., 4B, LLC, 5A, LLC, NCC Management, LLC, Ascent California, LLC, GB2, LLC, Bkind, Inc., Osiris IP, LLC, DCSM III, Inc., DCSM IV, LLC, Copperhill LLC, and Soar Collective, Inc.

(9)  Borrowers include: THC Design Holdings, Inc., Project Indigo Devco LLC, THC Design, LLC, 1333 Gro, LLC, 3001 LA, LLC, NuGrow, LLC, 1512 LA, LLC, 1350 LA, LLC, 1400 LA, LLC, Project Indigo LLC, 1429 LA, LLC, 1346 LA, LLC, and Ineffable Wares LLC.

(10)  Borrowers include: Kaleafa, Inc., WWMP, LLC, WSW Investments LLC, Bonavento Investment & Management Company L.L.C., MWW Investment LLC, Kaleafa Properties I LLC, OC Joe, LLC, BC Farms, LLC, 1450 SE Orient, LLC, Walnut St LLC, 123 Pacific Highway LLC, Pacific Northwest Horticulture, LLC, 11821 NE Glisan LLC, Kaleafa Social Club LLC, and Kaleafa Glass LLC.

(11)  Borrowers include: Matanzas Alliance LLC, Hayden RP LLC, JG Missouri LLC, JG Utah LLC, and JG Michigan LLC.

(12)  Investment includes a commitment to provide additional loans of $5,000,000.

(13)  Borrowers include: March and Ash, Inc., March and Ash Management Company, LLC, Valley Greens Retail Outlet, Inc., Imperial Greens Retail Outlet, Inc., City Heights Greens, Inc., March and Ash Imperial Beach, Inc., March and Ash Chula Vista, Inc., M&A Vista Holdings, LLC, March and Ash Nirvana, Inc., March and Ash Sabre Springs, Inc., March and Ash Chula Vista Holdings, LLC, M&A Vista Management, Inc., and Honey Oil Collective.

(14)  Investment includes a commitment to provide additional loans of $30,000,000.

(15)  Borrowers include: Common C GP, LLC, Common C Holdings LP, Common C Services, LLC, Common C Equipment, LLC, Common C Properties, LLC, and Great Lakes Farms Properties LP.

(16)  Investment includes a commitment to provide additional loans of $1,500,000.

(17)  Weighted average yield-to-call of portfolio investments at fair value is calculated assuming accrued interest and principal are repaid in full by the end of the assets' respective non-prepayment periods.

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Set forth below is a brief description of each portfolio company held by the Private Fund that will be acquired by the Company that represents greater than 5.0% of our total assets as of February 3, 2022:

Mesa Organics Ltd., et al. (d/b/a Schwazze) ("Schwazze")

Focused on building a premier vertically integrated cannabis company in Colorado, Schwazze (OTCQX: SHWZ) (https://www.schwazze.com/home) is the parent company of a portfolio of cannabis businesses spanning seed to sale vertical integration, as well as cultivation consulting, supplies and nutrients. Schwazze derives its name from the pruning technique of a cannabis plant to promote growth. Embracing a data-driven belief in the full potential of the cannabis industry to improve the human condition, Schwazze has a high-performance culture with a focus on analytical decision making. The company’s leadership team has deep expertise in mainstream CPG, retail, and product development at Fortune 500 companies as well as in the cannabis sector. Customer-centric thinking inspires Schwazze’s strategy and provides the foundation for the Company’s operational playbooks. Medicine Man Technologies, Inc. was Schwazze’s former operating trade name. The corporate entity continues to be named Medicine Man Technologies, Inc. On November 15, 2021, Schwazze announced that its 2021 annual revenue guidance is $110 million to $115 million and projected annual adjusted EBITDA from $32 million to $34 million.

Calyx Peak, Inc., et al. (d/b/a Calyx Peak) (“Calyx Peak”)

Calyx Peak (https://calyxpeak.com/) is a vertically integrated, multi-state cannabis operator founded in 2016. Calyx Peak invests in, operates, and manages cannabis assets throughout the legal cannabis market, while setting the highest standards for products that embody its business principals. The Company’s assets include more than 300,000 square feet of cultivation, extraction, and distribution facilities in multiple states – including California, Missouri, and Massachusetts. Calyx Peak’s brand assets include Local Cannabis Co., its premium craft cannabis brand, and its SONG wellness brand, which will use scientific research and exacting standards to create a range of high-quality products for a multitude of conditions. The Company is committed to shaping the industry by creating and growing businesses that bring the highest levels of integrity, innovation, and standards to the marketplace.

Osiris Ventures, Inc., et al. (d/b/a NorCal Cannabis Co.) (“NorCal”)

NorCal (https://norcalcann.com/) is a vertically integrated, California cannabis operator with cultivation operations that yield over twelve tons of product annually, a growing network of retail locations, and a portfolio of brands. NorCal’s cultivation efforts take a hybrid approach to horticulture coupled with technology led by botanists and farmers. The NorCal’s next generation of cultivation facilities are designed for precise control of every environmental factor resulting in award-winning strains and products. NorCal’s means of production include cultivation, extraction, packaging, and distribution. NorCal also has an expanding product portfolio consisting of NorCal incubated brands as well as partnerships with cultural icons and local artisans.

THC Design Holdings, Inc., et al. (d/b/a THC Design) ("THC Design")

THC Design (https://thcdesign.com/) is a premium cannabis cultivator in Los Angeles (one of the largest markets in the world). Focused on growing safe and healthy cannabis throughout each phase of the cultivation process, THC Design is also conscientious about environmental impacts and is focused on tailoring its growing practices for sustainability. THC Design has a strong and extensive genetic catalog, grows its own flower and maintains control over the quality of its product at all times. THC Design’s corporate strategy includes plans to expand its operation across state lines while improving cultivation capacity and increasing accessibility of its flower.

Matanzas Alliance, LLC, et al. (d/b/a Justice Cannabis Co.) ("Justice")

Justice (https://www.justicecannabisco.com/) is a privately owned, vertically integrated multi-state cannabis operator founded in 2014. Justice currently owns or controls multiple licenses across eight (8) states with plans for expansion into additional states. Depending on the state, Justice has a license to cultivate, process, and/or dispense cannabis products. These states - including New Jersey, Pennsylvania, Illinois, Maryland, Missouri, Utah, Massachusetts, and California - are among the most populous in the U.S. Justice operates through a number of existing and developing brands, with an approach that focuses on quality, sustainability, and considered curation.

Holistic Industries Inc. ("Holistic")

Scaling from a seed of inspiration in 2011, Holistic (https://www.holisticindustries.com/) is one of the largest and fastest growing private multi-state operators in the country. Holistic is increasingly known for its “Greenhouse of Brands.” From Liberty Cannabis, which is primarily used as the brand of Holistic’s dispensaries, to distinctive wholesale brands Strane and DO Drops, to prominent partner brands like PAX, Holistic prides itself on launching quality brands and brand partnerships, bringing them to scale across the country and evolving them to meet the goals of Holistic’s business and the needs of Holistic’s consumers. Holistic’s team comprises the nation’s most knowledgeable experts in cultivation and medical dispensing, along with professionals who are top of their fields in medical professions, security, agriculture, real estate, and the legal distribution of other highly controlled substances.

March and Ash, Inc., et al. (d/b/a March & Ash) ("March and Ash")

March and Ash (https://marchandash.com/) is a San Diego, CA based holding company that owns and operates premium cannabis retail and delivery operations in San Diego and Imperial Counties, California. The Company provides a unique customer experience through quality products, customer service and product education. March and Ash’s licensed medical and recreational retail storefronts and industry leading web-platform have garnered awards for their aesthetic and functional design. The Company also owns, controls, and operates its own delivery service, with dispatch and other functions centralized at its headquarters space in the Mission Valley community of San Diego, CA, and delivery vehicles and drivers located at each location holding a delivery permit. The Company is known as the preferred cannabis employer in the markets in which it operates with over 350 union (United Food and Commercial Workers Union Local 135) employees who enjoy industry leading wages and benefits including healthcare and subsidized childcare for eligible employees. It is March and Ash’s goal to improve and revitalize the areas in which it operates, and the Company is a leader in the cannabis industry when it comes to community engagement and giving back.

JNJ Management, LLC (d/b/a Bloom Montana)

Bloom Montana (https://bloommt.com) is one of the largest vertically integrated cannabis operators in Montana. Operating a network of retail locations, cultivation facilities, and manufacturing facilities, and with an operating history that dates back to 2011, the Company has expanded its operations as Montana state regulations have evolved. As one of the largest cannabis companies in Montana, Bloom Montana is well positioned to succeed in a stable and growing market through a wide-spread network of vertically integrated assets, including a retail footprint that spans throughout the state, as well as multiple cultivation manufacturing facilities.

Common C GP, LLC, et al.

Common C GP, LLC, et al. is a vertically-integrated Michigan cannabis operator. The Company has multiple dispensaries, including in Battle Creek, Detroit, and Flint, Michigan. The Company grows approximately five dozen different strains of cannabis in its greenhouse farm facility. The Company offers bulk flower, prepackaged flower, pre-rolls, and mini pre-rolls.

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MANAGEMENT

We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us. The Adviser or its affiliates may engage in certain origination activities and receive attendant arrangement, structuring or similar fees. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.

Our Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Expiration of Term	Director Since
Independent Directors
Mina Guiahi	42	Independent Director	2023	2021
Yul Kwon	46	Independent Director	2024	2021
George “Chip” Stelljes III	59	Independent Director	2024	2021
Interested Directors
Steven Ham	47	Chairperson of the Board, and Interested Director	2022	2021
Hyung-Jin Patrick Kim	50	President and Interested Director	2023	2021

Biographical Information

Brief biographies of the members of the Board are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.

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Independent Directors

Mina Guiahi. Ms. Guiahi has served as a member of our Board of Directors since October 2021. Ms. Guiahi is a leading financial executive with over 4 years of experience in the cannabis sector and over 20 years of experience in finance. She is currently a Managing Partner in Subsero Capital, a U.S. cannabis focused private equity fund.

●	Subsero Capital, Managing Partner (2021 to Present)

●	Ascend Wellness Holdings, Executive Vice President/Consultant (2020 to 2021)

●	Sunday Goods & The Pharm, Chief Financial Officer and Head of Capital Markets (2019 to 2020)

●	Cowen Inc., Director, Cannabis Investment Banking (2017 to 2019)

●	Barclays Investment Bank, Director, Equities (2011 to 2017)

Ms. Guiahi has a B.A. from Washington and Lee University, which she received in 2001.

We believe Ms. Guiahi’s experience as a leading financial executive in the cannabis sector make her qualified to serve as a member of our Board of Directors

Yul Kwon. Mr. Kwon has served as a member of our Board of Directors since October 2021. Mr. Kwon is an experienced product leader with a diverse background across tech, public policy & regulation, strategy consulting, retail food, law, and media. Mr. Kwon is currently a Senior Director at Google.

●	Google, Senior Director, Product Management (2018 to Present)

●	Facebook, Director, Product Management, (2013 to 2018)

●	Public Broadcasting Service, Host of America Revealed (2011 to 2013)

●	KCETLink, Host of LinkAsia (2011 to 2013)

●	Federal Communications Commission, Deputy Chief, Consumer & Governmental Affairs Bureau (2009 to 2011)

Mr. Kwon has a B.S. from Stanford University, which he received in 1997, and a J.D. from Yale Law School, which he received in 2000.

We believe Mr. Kwon’s experience as a product leader across a range of sectors make him qualified to serve as a member of our Board of Directors

George “Chip” Stelljes III. Mr. Stelljes has served as a member of our Board of Directors since October 2021. Mr. Stelljes has more than twenty-five years of experience in the investment analysis, management, and advisory industries. Mr. Stelljes is currently the managing partner of St. John’s Capital, LLC, the chairman of the board of directors of Bluestone Community Development Fund, and the chairman of the board of directors of Oxford Square Capital Corp.

●	St. John’s Capital, LLC, Managing Partner (2013 to Present)

●	Bluestone Community Development Fund, Chairman (2016 to Present)

●	Oxford Square Capital Corp, Chairman (2016 to Present)

●	The Gladstone Companies, various positions, including Vice Chairman of the Board, President, and Chief Investment Officer (2002 to 2013)

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Mr. Stelljes has a B.A. in Economics from Vanderbilt University, which he received in 1984, and an M.B.A. from the University of Virginia, which he received in 1988.

We believe Mr. Stelljes’s experience in the investment analysis, management, and advisory industries make him qualified to serve as a member of our Board of Directors

Interested Directors

Steven Ham. Mr. Ham has served as the Chairperson of our Board of Directors since October 2021, and a co-founder and managing partner of our Adviser–Altmore Capital Investment Management, LLC, since 2018. Mr. Ham is a private equity investor and senior executive with over 20 years of experience across private equity, technology and venture capital. Prior to Altmore Capital Investment Management, LLC, he was with The Carlyle Group, RedZone Capital, Sterling Partners, Thomas Weisel and Citigroup.  He has invested and exited over $3 billion in transactions.  His expertise includes private equity, mergers and acquisitions, investment analysis, capital raising, capital allocation, financial planning and analysis, contract negotiations, and strategic planning.

●	Altmore Capital Investment Management, LLC, Manager (2017 to Present)

●	N12 Technologies, Inc., Chief Financial Officer (2014 to 2018)

●	Rainmaker Company, Partner (2012 to 2014)

●	Sterling Partners, Vice President (2010 to 2011)

●	RedZone Capital, Principal (2006 to 2010)

●	The Carlyle Group, Senior Associate (2000 to 2006)

Mr. Ham has a B.S. from the University of Illinois, which he received in 1997.

We believe Mr. Ham’s experience as a Private Equity and Debt Investor, and in the cannabis sector, make him qualified to serve as Chairperson and a member of our Board of Directors.

Hyung-Jin Patrick Kim. Mr. Kim has served as our President and as a member of our Board of Directors since October 2021, and as a co-founder and managing partner of our Adviser–Altmore Capital Investment Management, LLC since 2018. Mr. Kim was a partner with the Williams & Connolly law firm in Washington D.C., which he left in 2018 to start Altmore Capital Investment Management, LLC. At Williams & Connolly, Mr. Kim represented a variety of major financial institutions and investment funds, including several top-tier private equity firms, in a range of commercial litigation matters and government investigations.  Prior to that, Mr. Kim was a management consultant with McKinsey & Company in the New York office, specializing in corporate finance and strategy, financial institutions and media and entertainment.

●	PGF Equity Investors, LLC, Manager (2020 to Present)

●	Altmore Capital Investment Management, LLC, Manager (2018 to Present)

●	Aultmore Capital CRE Property I, Manager (2018 to Present)

●	Williams & Connolly LLP, Partner (2002 to 2018)

●	McKinsey & Company, Engagement Manager (1997 to 2002)

Mr. Kim graduated from Harvard Law School in 1997 and has a B.A. from the University of Michigan, which he received in 1993. He is licensed to practice law in the District of Columbia and has passed the bar in New York and Virginia.

We believe Mr. Kim’s experience as a Private Equity and Debt Investor in the cannabis sector, and as an attorney and consultant make him qualified to serve as our President and as a member of our Board of Directors.

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Information About Executive Officers Who Are Not Directors

The following persons serve as our executive officers in the following capacities:

Name	Age	Position	Officer Since
Derek Mullins	48	Chief Financial Officer & Treasurer	2021
Peter Sattelmair	44	Assistant Treasurer	2021
Cory Gossard	48	Chief Compliance Officer	2021
Jonathan Francis Ganter	42	Corporate Secretary	2021

The address for each of our executive officers is c/o Altmore BDC, Inc., 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102.

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Derek Mullins. Mr. Mullins has served as our Chief Financial Officer and Treasurer since October 2021. Mr. Mullins serves as our Chief Financial Officer pursuant to a Services Agreement between the Adviser and PINE Advisor Solutions, LLC (“PINE”). PINE currently services multiple investment advisers and its employees serve as officers for registered open and closed-end funds. Notwithstanding the Services Agreement, the designation of the Chief Financial Officer must be approved by the Board.

Mr. Mullins has over 20 years of experience in the asset management industry. He currently serves as Co-Founder and Managing Partner of PINE since 2018. Previously, he was the Director of Operations for ArrowMark Partners, a $20 billion diversified asset management firm. Mr. Mullins also served as the Chief Financial Officer of Meridian Fund, Inc., an Investment Company Act registered mutual fund family from 2009 to 2018. Mr. Mullins was responsible for the management of the financial and tax operations for ArrowMark’s investment products. He had oversight over all the firm’s service providers, including fund administrators, custodians and prime brokers, transfer agents, legal counsel, independent auditors and tax professionals. Mr. Mullins has a B.S. in Finance from the University of Colorado, Boulder, which he received in 1996, and a M.S. in Finance from the University of Colorado, Denver, which he received in 2002.

Peter Sattelmair. Mr. Sattelmair has served as our Assistant Treasurer since October 2021. Mr. Sattelmair serves as our Assistant Treasurer pursuant to a Services Agreement between the Adviser and PINE.

Mr. Sattelmair has over 22 years in the financial services and asset management industries. He currently serves as Director of CFO Services at PINE. Mr. Sattelmair joined PINE in September 2021. He spent the previous 7 years at Transamerica Asset Management where he served as the Director of Fund Operations and Assistant Treasurer of a wide range of registered products with AUM of $80+ billion. In his roles at Transamerica Asset Management Mr. Sattelmair was responsible for the oversight of all aspects of the funds including fund accounting, custody, fund administration, valuation, and oversight of third-party vendors. Mr. Sattelmair has a B.S. in Business Management, Business Administration and Management, General from the University of Massachusetts Dartmouth, which he received in 1999.

Cory Gossard. Mr. Gossard has served as our Chief Compliance Officer since October 2021. Mr. Gossard serves as our Chief Compliance Officer pursuant to a Services Agreement between the Adviser and PINE. Notwithstanding the Services Agreement, the designation of the Chief Compliance Officer must be approved by the Board.

Mr. Gossard currently serves as Director of Regulatory Compliance at PINE. Mr. Gossard joined PINE in April 2021. Mr. Gossard also currently serves as the Chief Compliance Officer for Forum CRE Income Fund since April 2021, as the Chief Compliance Officer of Destra Trust, since May 2021, and as the Chief Compliance Officer for Kelly Strategic ETF Trust since August 2021. Mr. Gossard has over 25 years of compliance and asset management experience. Prior to joining PINE, Mr. Gossard was the Chief Compliance Officer for Vident Investment Advisory from March to December 2020. Before that, Mr. Gossard was the Chief Compliance Officer for SS&C ALPS overseeing all of the compliance and operational functions for the fund services business from 2014 to 2020. He also served as the Chief Compliance Officer for SPDR S&P 500 ETF Trust, DJIA ETF Trust and SPDR S&P MidCap 400 ETF Trust. He currently holds a Series 7 license and is a Certified Anti-Money Laundering Specialist. Mr. Gossard has a B.B.A from the Heidelberg University, which he received in 1995.

Jonathan Francis Ganter. Mr. Ganter has served as our Corporate Secretary since October 2021, and as Director of our Adviser—Altmore Capital Investment Management, LLC, since June 2021. Mr. Ganter is a business executive and former law firm partner at Kirkland & Ellis LLP, in Washington, D.C.  Mr. Ganter joined Altmore from Rally Health, Inc. (part of UnitedHealth Group), where he led cross-portfolio initiatives and served as Chief-of-Staff for Optum Health’s Prevention & Well-being business—a portfolio of digital health and well-being businesses with more than ten (10) product lines and over 2,000 employees. At Kirkland & Ellis, Mr. Ganter represented numerous Fortune 500 and multi-national clients in complex civil litigation and restructuring matters, as well as government investigations across a range of industries including financial services, media, technology and manufacturing, transportation and industrial services, energy, pharmaceuticals, and professional athletics.  Prior to that, Mr. Ganter served at the White House in the Office of Counsel to the President, and as Special Assistant to the U.S. Attorney General at the U.S. Department of Justice.

Mr. Ganter holds a JD/MBA from the University of Virginia School of Law and Darden School of Business, and received his undergraduate degree from Princeton University.

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Board Meetings and Attendance

Our Board met one time during 2021, twice in January 2022, and acted on various occasions by unanimous written consent. Each director attended all meetings of the Board and the committees.

Board Attendance at the Annual Meeting

Our policy is to encourage our directors to attend each annual meeting of stockholders; however, such attendance is not required at this time.

Board Leadership Structure

Our business and affairs will be managed under the direction of our board of directors. Among other things, our board of directors sets broad policies for us and approves the appointment of our investment adviser, administrator and officers. The role of our board of directors, and of any individual director, is one of oversight and not of management of our day-to-day affairs.

Under our bylaws, our board of directors may designate one of our directors as chair to preside over meetings of our board of directors and meetings of shareholders, and to perform such other duties as may be assigned to him or her by our board of directors. The board of directors appointed Steven Ham to serve in the role of chairman of the board of directors. The chairman’s role is to preside at all meetings of the board of directors and to act as a liaison with the Adviser, counsel and other directors generally between meetings. The chairman serves as a key point person for dealings between management and the directors. The chairman also may perform such other functions as may be delegated by the board of directors from time to time. The board of directors reviews matters related to its leadership structure annually. The board of directors has determined that its leadership structure is appropriate because it allows the board of directors to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among committees of directors and the full board in a manner that enhances effective oversight.

Our board of directors believes that its leadership structure is the optimal structure for us at this time. Our board of directors, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise its oversight of us.

Board Role in Risk Oversight

Our board of directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire board of directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The board of directors anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the board of director’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the board of directors’ oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our board of directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the board of directors by mail. To communicate with the board of directors, any individual directors or any group or committee of directors, correspondence should be addressed to the board of directors or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Altmore BDC, Inc., 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102, Attention: Chief Compliance Officer.

Board Committees

Audit Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Audit Committee:

(a)	assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, our compliance with legal and regulatory requirements and the performance of our independent registered public accounting firm;

(b)	prepares an Audit Committee report, if required by the SEC, to be included in our annual proxy statement;

(c)	oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and financial reporting policies and internal controls;

(d)	determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof;

(e)	pre-approves all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and

(f)	acts as a liaison between our independent registered public accounting firm and the Board.

Our Board has determined that Mr. Stelljes qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the 1934 Act. Mr. Stelljes meet the current independence and experience requirements of Rule 10A-3 of the 1934 Act.

Messrs. Stelljes and Kwon and Ms. Guiahi are members of the Audit Committee, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the Nasdaq corporate governance regulations, and Mr. Stelljes serves as Chairman.

The Audit Committee held one formal meeting in 2021. Each member of the Audit Committee attended all of the meetings held during 2021.

Nominating and Corporate Governance Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Nominating and Corporate Governance Committee:

(a) recommends to the Board persons to be nominated by the Board for election at the Company’s meetings of our shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings;

(b) makes recommendations with regard to the tenure of the directors;

(c) is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively; and

(d) recommends to the Board the compensation to be paid to the independent directors of the Board.

The Nominating and Corporate Governance Committee will consider for nomination to the Board candidates submitted by our shareholders or from other sources it deems appropriate.

Messrs. Stelljes and Kwon and Ms. Guiahi are members of the Nominating and Corporate Governance Committee, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the Nasdaq corporate governance regulations, and Mr. Stelljes serves as Chairman.

The Nominating and Corporate Governance Committee did not hold any formal meetings in 2021.

Director Nominations

Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by shareholders in compliance with the procedures set forth in our bylaws.

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Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers, among others, the following factors:

•	whether the individual possesses high standards of character and integrity, relevant experience, a willingness to ask hard questions and the ability to work well with others;

•	whether the individual is free of conflicts of interest that would violate applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

•	whether the individual is willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a director and Board Committee member;

•	whether the individual has the capacity and desire to represent the balanced, best interests of the shareholder as a whole and not a special interest group or constituency; and

•	whether the individual possesses the skills, experiences (such as current business experience or other such current involvement in public service, academia or scientific communities), particular areas of expertise, particular backgrounds, and other characteristics that will help ensure the effectiveness of the Board and Board committees.

The Nominating and Corporate Governance Committee’s goal is to assemble a board that brings to the Company a variety of perspectives and skills derived from high-quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider other factors as they may deem are in the best interests of the Company and its shareholders. The Board also believes it appropriate for certain key members of our management to participate as members of the Board.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identify the desired skills and experience of a new nominee in light of the criteria above. The members of the Board are polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third-party search firm, if necessary.

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The Board has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Board generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Board believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board’s goal of creating a Board that best serves the needs of the Company and the interests of its shareholders.

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices.

Compensation Committee Governance, Responsibilities and Meetings

In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for assisting the Board with matters related to director compensation and executive compensation (if any). As discussed below, currently, none of our executive officers are directly compensated by us.

Messrs. Stelljes and Kwon and Ms. Guiahi are members of the Compensation Committee, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the Nasdaq corporate governance regulations, and Ms. Guiahi serves as Chairman.

The Compensation Committee did not hold any formal meetings in 2021.

Compensation and Insider Participation

Compensation

Director

No compensation is expected to be paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. Our directors who do not also serve in an executive officer capacity for us or the Adviser are entitled to receive annual cash retainer fees, fees for participating in in-person Board and committee meetings and annual fees for serving as a committee chairperson.

Compensation of Executive Officers

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser or its affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement, as applicable. Our day-to-day investment and administrative operations are managed by the Adviser. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser or its affiliates.

None of our executive officers will receive direct compensation from us. We will reimburse the Adviser the allocable portion of the compensation paid by the Adviser (or its affiliates) to our chief compliance officer and chief financial officer and their respective staffs (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Adviser’s investment team, through their financial interests in the Adviser, are entitled to a portion of the profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement.

Portfolio Managers

The members of the Adviser’s investment team function as portfolio managers with the most significant responsibility for the day-to-day management of our portfolio. The Investment Committee is comprised of Steven Ham and Hyung-Jin Patrick Kim is as follows:

Name	Year of Birth
Steven Ham	1974
Hyung-Jin Patrick Kim	1971

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In addition to managing our investments, as of January 10, 2022, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
Altmore Credit I LLC	Investment special purpose vehicle	U.S. cannabis debt with warrants	$5.0
Aultmore Capital CRE Property I LLC	Investment special purpose vehicle	U.S. cannabis real estate	$15.0
CP Altmore LLC	Investment special purpose vehicle	U.S. cannabis debt with warrants	$15.0
HI Altmore LLC	Investment special purpose vehicle	U.S. cannabis debt with warrants	$11.5
MA Altmore LLC	Investment special purpose vehicle	U.S. cannabis equity	$4.3
PGF Equity Investors LLC	Investment special purpose vehicle	U.S. cannabis equity	$5.0
SPV Altmore NCC LLC	Investment special purpose vehicle	U.S. cannabis debt with warrants	$21.8
THCD Altmore LLC	Investment special purpose vehicle	U.S. cannabis debt with warrants	$15.0
Altmore Debt I, LP	Closed-end fund	U.S. cannabis debt with warrants	$117.0

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INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Altmore Capital Investment Management, LLC, or the Adviser, will manage the company and oversee all of its operations. The Adviser is registered as an investment adviser under the Advisers Act. Our Adviser serves pursuant to the Investment Advisory Agreement in accordance with the Advisers Act. Subject to the overall supervision of our Board of Directors, our Adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the Investment Advisory Agreement, our Adviser will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determine what securities and other assets we purchase, retain or sell;

•	identify, evaluate and negotiate the structure of the investments we make;

•	execute, monitor and service the investments we make;

•	perform due diligence on prospective portfolio companies; and

•	provide us with such other investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds, including providing operating and managerial assistance to us and our portfolio companies as required.

From time to time, the Adviser may pay amounts owed by us to third-party providers of goods or services, including the Board of Directors, and we will subsequently reimburse the Adviser for such amounts paid on its behalf. Amounts payable to the Adviser are settled in the normal course of business without formal payment terms.

Our Adviser’s services under the Investment Advisory Agreement are not exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We will pay our Adviser a fee for its services under the Investment Advisory Agreement consisting of two components: a base management fee and an incentive fee. The cost of both the base management fee payable to our Adviser and any incentive fees payable to our Adviser will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 1.50% of our gross assets (i.e., total assets held before deduction of any liabilities), which includes any investments acquired with the use of leverage and excludes any cash and cash equivalents (as defined in the notes to our financial statements). The base management fee is calculated based on the average value of our gross assets at the end of the most recently completed quarter. The base management fee for any partial month or quarter, as the case may be, will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter, as the case may be.

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Incentive Fee

The incentive fee has two parts. The first part of the incentive fee, the Incentive Fee on Income, is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including (i) any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, advisory, diligence and consulting fees or other fees that we receive from portfolio companies, (ii) any gain realized on the extinguishment of our own debt and (iii) any other income of any kind that we are required to distribute to our stockholders in order to maintain our RIC status) accrued during the quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement with ACIM, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received and may never receive in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, will be compared to a “hurdle rate” of 1.75% per quarter (7.0% annualized), subject to a “catch-up” provision measured as of the end of each quarter. Our net investment income used to calculate the Incentive Fee on Income is also included in the amount of our gross assets used to calculate the 1.50% base management fee. The operation of the Incentive Fee on Income with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•	No Incentive Fee on Income is payable to the Adviser in any quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the “hurdle rate” of 1.75%;

•	100% of our Pre-Incentive Fee Net Investment Income, if any, that exceeds the “hurdle rate,” but is less than or equal to 2.121% in any quarter (8.485% annualized), will be payable to the Adviser. We refer to this portion of our Incentive Fee on Income as the catch up. It is intended to provide an Incentive Fee on Income of 17.5% on all of our Pre-Incentive Fee Net Investment Income when our Pre-Incentive Fee Net Investment Income exceeds 1.75% in any quarter; and

•	For any quarter in which our Pre-Incentive Fee Net Investment Income exceeds 2.121% (8.485% annualized), the Incentive Fee on Income shall equal 17.5% of the amount of our Pre-Incentive Fee Net Investment Income, because the preferred return and catch up will have been achieved.

The following is a graphical representation of the calculation of the Incentive Fee on Income:

Quarterly Incentive Fee on Income Based on Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to The Adviser

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The second part of the incentive fee, the Incentive Fee on Capital Gains, payable at the end of each fiscal year (or upon termination of the Investment Advisory Agreement) in arrears, equals 17.5% of cumulative realized capital gains from inception to the end of each fiscal year, less cumulative realized capital losses and unrealized capital depreciation from inception to the end of each fiscal year, less the aggregate amount of any previously paid Incentive Fees on Capital Gains for prior periods. In no event will the Incentive Fee on Capital Gains payable pursuant to the Investment Advisory Agreement be in excess of the amount permitted by the Advisers Act, including Section 205 thereof. The Incentive Fee on Capital Gains determined at the end of our first fiscal year will be calculated for a period shorter than 12 months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

While the Investment Advisory Agreement neither includes nor contemplates the inclusion of unrealized gains in the calculation of the Incentive Fee on Capital Gains, as required by U.S. GAAP, we accrue Incentive Fees on Capital Gains on unrealized gains. This accrual reflects the Incentive Fees on Capital Gains that would be payable to the Adviser if our entire investment portfolio was liquidated at its fair value as of the balance sheet date even though the Adviser is not entitled to an Incentive Fee on Capital Gains with respect to unrealized gains unless and until such gains are actually realized.

Example 1: Incentive Fee on Income for Each Quarter

Scenario 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 0.675%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate; therefore, there is no Incentive Fee on Income.

Scenario 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.65%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.075%

Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “hurdle rate” and

“catch-up”)(3)

= 100% × (2.075% - 1.75%)

= 0.325%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision; therefore, the Incentive Fee on Income is 0.325%.

Scenario 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.375%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income - (management fee + other expenses)) = 2.675%

Incentive Fee on Income = 100% × Pre-Incentive Fee Net Investment Income (subject to “hurdle rate” and

“catch-up”)(3)

Incentive Fee on Income = 100% × “catch-up” + (17.5% × (Pre-Incentive Fee Net Investment Income – 2.121%))

Catch-up = 2.121% - 1.75%

= 0.371%

Incentive Fee on Income = (100% × 0.371%) + (17.5% × (2.675% - 2.121%))

= 0.371% + (17.5% × 0.554%)

= 0.371% + 0.097%

= 0.468%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision; therefore, the Incentive Fee on Income is 0.468%.

(1)	Represents 7.0% annualized hurdle rate.
(2)	Represents 1.50% annualized base management fee.
(3)	The “catch-up” provision is intended to provide the Adviser with an Incentive Fee on Income of 17.5% on all Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.121% in any quarter.

Example 2: Incentive Fee on Capital Gains(*):

Scenario 1

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”) and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The Incentive Fee on Capital Gains would be:

Year 1: None

Year 2: Incentive Fee on Capital Gains of $5.25 million - ($30 million realized capital gains on sale of Investment A multiplied by 17.5%)

Year 3: None - $4.375 million (17.5% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $5.25 million (Incentive Fee on Capital Gains paid in Year 2)

Year 4: Incentive Fee on Capital Gains of $175,000 - $5.425 million ($31 million cumulative realized capital gains multiplied by 17.5%) less $5.25 million (Incentive Fee on Capital Gains paid in Year 2)

Scenario 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The Incentive Fee on Capital Gains, if any, would be:

Year 1: None

Year 2: $4.375 million Incentive Fee on Capital Gains – 17.5% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3: $1.225 million Incentive Fee on Capital Gains(1) - $5.6 million (17.5% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $4.375 million (Incentive Fee on Capital Gains paid in Year 2)

Year 4: None

Year 5: None - $4.375 million (17.5% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $5.6 million (cumulative Incentive Fees on Capital Gains paid in Year 2 and Year 3)(2)

*	The hypothetical amounts of returns shown are based on a percentage of the Company’s total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Scenario 2 above, if the Company were to be wound up on a date other than its fiscal year end of any year, the Company may have paid aggregate Incentive Fees on Capital Gains that are more than the amount of such fees that would be payable if the Company had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate Incentive Fees on Capital Gains received by the Adviser ($5.6 million) is effectively greater than $4.375 million (17.5% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the Investment Advisory Agreement and the allocable portion of overhead and other expenses incurred by ACIM in performing its obligations under the Administration Agreement. Our investment management fee compensates our Adviser for its work in identifying, evaluating, negotiating, executing, monitoring, servicing and realizing our investments.

Except as specifically provided below, all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services to us, the base compensation, bonus and benefits, and the routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. We bear our allocable portion of the compensation paid by the Adviser (or its affiliates) to our CFO and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	the cost of our organization and offerings;

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees and expenses payable under any underwriting agreements, if any;

•	debt service and other costs of borrowings or other financing arrangements;

•	expenses, including travel expenses, incurred by the Adviser, or members of the investment team, or payable to third-parties, performing due diligence on prospective portfolio companies and, if necessary, enforcing our rights;

•	management and incentive fees payable pursuant to the Investment Advisory Agreement;

•	fees payable to third-parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	costs, including legal fees, associated with compliance under cannabis laws;

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•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at industry and investor conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees and fees payable to rating agencies;

•	federal, state and local taxes;

•	independent directors’ fees and expenses, including travel expenses;

•	Chief Financial Officer and Chief Compliance Officer compensation, including expenses;

•	cost of preparing financial statements and maintaining books and records and filing reports or other documents with the SEC (or other regulatory bodies) and other reporting and compliance costs, and the compensation of professionals responsible for the preparation of the foregoing;

•	the cost of any reports, proxy statements or other notices to our stockholders (including printing and mailing costs), the costs of any stockholder or director meetings and the compensation of investor relations personnel responsible for the preparation of the foregoing and related matters;

•	brokerage commissions and other compensation payable to brokers or dealers;

•	research and market data;

•	fidelity bond, directors’ and officers’ errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration, including printing, mailing and staff;

•	fees and expenses associated with independent audits, and outside legal and consulting costs;

•	costs of winding up;

•	costs incurred in connection with the formation or maintenance of entities or vehicles to hold our assets for tax or other purposes;

•	extraordinary expenses (such as litigation or indemnification); and

•	costs associated with reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Duration and Termination

The Investment Advisory Agreement was first approved by our Board of Directors on October 18, 2021. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for two years from its initial approval, and from year-to-year thereafter, if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons.

The Investment Advisory Agreement will automatically terminate in the event of its assignment. In accordance with the 1940 Act, without payment of any penalty, we may terminate the Investment Advisory Agreement with the Adviser upon 60 days’ written notice. The decision to terminate the Investment Advisory Agreement may be made by a majority of the Board of Directors or the stockholders holding a majority (as defined under the 1940 Act) of the outstanding shares of our common stock. In addition, without payment of any penalty, the Adviser may generally terminate the Investment Advisory Agreement upon 60 days’ written notice.

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Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

Organization of Our Investment Adviser

Our Adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our Adviser is 1751 Pinnacle Drive, Suite 1000, Tysons, VA 22102.

Board of Directors’ Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Directors’ approval of our Investment Advisory Agreement will be included in our first periodic report filed subsequent to any such Board of Directors’ approval, or incorporated by reference therein.

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ADMINISTRATION AGREEMENT

We have entered into an Administration Agreement with ACIM, under which ACIM will provide administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, ACIM also will perform, or oversee the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, ACIM will assist us in determining and publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. In addition, pursuant to the terms of the Administration Agreement, ACIM may delegate its obligations under the Administration Agreement to an affiliate or to a third-party and we will reimburse ACIM for any services performed for it by such affiliate or third-party.

For providing these services, facilities and personnel, we will reimburse ACIM the allocable portion of overhead and other expenses incurred by ACIM in performing its obligations under the Administration Agreement, including our allocable portion of the costs of compensation and related expenses of our CFO and CCO and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to our business and affairs). The Administration Agreement also provides that we shall reimburse ACIM for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. Such reimbursement is at cost, with no profit to, or markup by, ACIM. Our allocable portion of ACIM’s costs will be determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which ACIM provides administrative services. ACIM may also provide on our behalf managerial assistance to our portfolio companies.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, ACIM and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as our administrator.

Unless earlier terminated as described below, the Administration Agreement will remain in effect for two years from its initial approval, and from year-to-year thereafter, if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Administration Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice, by the vote of a majority of our outstanding voting securities, or by the vote of the Board of Directors, or by ACIM.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an Investment Advisory Agreement with Altmore Capital Investment Management, LLC, our Adviser. Pursuant to the Investment Advisory Agreement, fees payable to our Adviser will be equal to (a) a base management fee of 1.50% of the value of our gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part of the incentive fee, the Incentive Fee on Income, is calculated and payable quarterly in arrears and equals 17.5% of our “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return, or “hurdle,” and a “catch-up” feature. The second part of the incentive fee, the Incentive Fee on Capital Gains, is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement) and equals 17.5% of our realized capital gains on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains. See “Investment Advisory Agreement.”

The Adviser has advanced some of the organizational expenses and expenses incurred in connection with this offering. We will be obligated to reimburse the Adviser for such advanced expenses. Any reimbursements will not exceed actual expenses incurred by the Adviser and its affiliates.

We have also entered into an Administration Agreement with ACIM, under which ACIM will provide administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, ACIM also will perform, or oversee the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, ACIM will assist us in determining and publishing our NAV, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse ACIM the allocable portion of overhead and other expenses incurred by ACIM in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our CFO and CCO and their respective staffs (based on a percentage of time such individuals devote, on an estimated basis, to our business affairs). Such reimbursement is at cost, with no profit to, or markup by, ACIM. Our allocable portion of ACIM’s costs will be determined based upon costs attributable to our operations versus costs attributable to the operations of other entities for which ACIM provides administrative services. The Administration Agreement also provides that we shall reimburse ACIM for certain organization costs incurred prior to the commencement of our operations, and for certain offering costs. ACIM may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. ACIM may also provide on our behalf managerial assistance to our portfolio companies.

We have also entered into a license agreement with ACIM pursuant to which ACIM has agreed to grant us a nonexclusive, royalty-free license to use the name “Altmore.” Under this agreement, we will have a right to use the “Altmore” name for so long as ACIM or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Altmore” name.

Our executive officers and directors, and certain members of our Adviser, serve or may serve as officers, directors or principals of entities that may operate in the same or a related line of business as us or as investment funds managed by our affiliates. These investment vehicles under management were formed for the purpose of investing in specific private equity transactions, which differ from our mandate. ACIM and its affiliates also manage private investment funds, and may manage other funds in the future, that have investment mandates that are similar, in whole or in part, to ours. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, the principals of our Adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. The fact that our investment advisory fees are lower than those of certain other funds could amplify this conflict of interest.

To the extent an investment opportunity is appropriate for us or any other investment fund managed by our affiliates, and co-investment is not possible, ACIM will adhere to its investment allocation policy in order to determine to which entity to allocate the opportunity. Any such opportunity will be allocated first to the entity whose investment strategy is the most consistent with the opportunity being allocated, and second, if the terms of the opportunity are consistent with more than one entity’s investment strategy, on an alternating basis. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected to the extent investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our Adviser.

 Among other investment vehicles, the Adviser currently manages Altmore Debt I, LP (“Private Fund”), which has invested, either directly or indirectly, in senior secured term loans for Cannabis Operators. The Private Fund operates as an unregistered pooled investment vehicle, and the beneficial owners of the Adviser and the general partners of the Private Fund include the Principals.

Prior to the closing of this offering, the Company will purchase the Legacy Portfolio from the Private Fund in exchange for approximately [ ] newly issued shares of our common stock. The Legacy Portfolio will be acquired at fair value (plus accrued but unpaid interest as of the date of purchase) and the implied share price per share of our Common Stock issued to the Private Fund investors as consideration will be $[ ] per share. It is expected that such newly issued shares will be held by the Private Fund (or its designee) during the lock-up period and thereafter distributed to the Private Fund’s investors. The acquisition of the Legacy Portfolio by the Company is referred to herein as the “Formation Transactions.”

In addition to the acquisitions from the Private Fund, the Company also will acquire ownership in certain senior secured term loans for Cannabis Operators held by [ ]. These ownership interest will be acquired at fair value.

Prior to the Formation Transactions, the Private Fund borrowed $10 million under a $30 million credit facility with the Lender in order to acquire additional portfolio assets prior to the IPO. To evidence that borrowing, the Private Fund issued the Bridge Note. Upon consummation of the Formation Transactions, the Company will automatically replace the Private Fund as the sole borrower under the Bridge Note.  Under the Bridge Note, the Company is obligated, as soon as practicable after closing of this offering, to use proceeds from this offering to pay all amounts outstanding under the Bridge Note.

See “The Company—Formation Transactions” and “Portfolio Companies” for more information on the Formation Transactions.

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The 1940 Act prohibits us from making certain negotiated co-investments with affiliates, unless we receive an order from the SEC permitting us to do so. ACIM and certain of its affiliates expect to submit an exemptive application to the SEC to permit us to co-invest with other funds managed by ACIM or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions, as well as regulatory requirements and other pertinent factors. There can be no assurance that any such exemptive order will be submitted or obtained. Prior to receiving any such exemptive order from the SEC, ACIM will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with ACIM’s investment allocation policy, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by ACIM and its affiliates.

ACIM’s policies are also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other accounts managed by our Adviser and its affiliates. Generally, under the investment allocation policy, a portion of each opportunity that is appropriate for us and any affiliated fund, which may vary based on asset class and liquidity, among other factors, will be offered to us and such other eligible accounts, as determined by ACIM. The investment allocation policy further provides that allocations among us and other eligible accounts will generally be made in accordance with SEC interpretive positions or an exemptive order. ACIM seeks to treat all clients fairly and equitably in a manner consistent with its fiduciary duty to each of them; however, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or may result in situations where certain accounts receive allocations where others do not.

We have adopted a formal code of ethics that governs the conduct of our officers and directors. Our officers and directors also remain subject to the duties imposed by both the 1940 Act and the Maryland General Corporation Law.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Immediately prior to the completion of this offering, there will be 200 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group

		Immediately Prior to This Offering		Immediately After This Offering(2)
Name	Type of Ownership	Shares Owned	Percentage	Shares Owned	Percentage
5% Owners
Altmore Capital Investment Management, LLC	Direct	200	100%	[ ]	*
Interested Directors(1)
Steven Ham		—
Hyung-Jin Patrick Kim		—
Independent Directors(1)
Mina Guiahi		—
Yul Kwon		—
George “Chip” Stelljes III		—
Executive Officers(1)
Derek Mullins		—
Peter Sattelmair		—
Cory Gossard		—
Jonathan Francis Ganter		—
All officers and directors as a group (9 persons)					*

(1)	The address for each entity and all of the Company’s officers and directors is c/o 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102.

(2)	Assumes the issuance of [ ] shares of common stock offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

*	Less than 1%

The following table sets forth the dollar range of our equity securities that will be beneficially owned by each of our directors immediately after this offering. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Director:
Steven Ham	$[ ]
Hyung-Jin Patrick Kim	$[ ]
Independent Directors:
Mina Guiahi	$[ ]
Yul Kwon	$[ ]
George “Chip” Stelljes III	$[ ]

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on a price for our common stock of $[ ].

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.

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DETERMINATION OF NET ASSET VALUE

Quarterly Determinations

We will determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding at the date as of which the determination is made. As of the date of this prospectus, we do not have any preferred stock outstanding.

Our investment assets will be carried at fair value in accordance with the 1940 Act and FASB ASC 820, Fair Value Measurements (“ASC Topic 820”). Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board. Our investments will primarily be made to growth stage companies. Given the nature of lending to these types of companies, our investments will generally be considered Level 3 assets under ASC Topic 820 because there will be no known or accessible market or market indexes for these investments to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board in accordance with the provisions of ASC Topic 820 and the 1940 Act. Due to the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our Board may differ significantly from the value that would have been used had a readily available market existed for such investments, and the differences could be material.

The valuation process is conducted at the end of each fiscal quarter, with a portion of our valuations of portfolio companies without market quotations subject to review by one or more independent valuation firms each quarter. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation.

We have adopted ASC Topic 820. ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:

•	Level 1 — Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•	Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

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Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.

With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:

•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by our investment professionals that are responsible for monitoring the portfolio investment;

•	Preliminary valuation conclusions will then be documented and reviewed by and discussed with our senior investment team, and the investment professionals consider and assess, as appropriate, any changes that may be required to the preliminary valuations to address any comments provided by our senior investment team;

•	At least once annually, the valuation for each portfolio investment will be reviewed by one or more independent valuation firms. Certain investments, however, will not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds;

•	The Audit Committee will then review these preliminary valuations and any available data provided by an independent valuation firm and makes fair value recommendations to the Board; and

•	Our Board will then discuss the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our investment professionals, senior investment team, the respective independent valuation firms and our Audit Committee.

Determinations in Connection with our Offerings

In connection with each offering of shares of our common stock, our Board is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value per share at the time at which the sale is made. Our Board will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock disclosed in the most recent periodic report we filed with the SEC;

•	our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of net gains on the sale of our portfolio investments) during the period beginning on the date of the most recent public filing with the SEC that discloses the net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

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•	the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any material change in the net asset value per share of our common stock during the period discussed above.

In addition to the foregoing, the Company will establish procedures to confirm, within 48 hours prior to the sale of its shares, that it will not be selling shares of its common stock at price below the Company’s then current net asset value per share. Moreover, to the extent that there is a possibility that we may (i) issue shares of our common stock at a price per share below the then-current net asset value per share of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock if the net asset value per share fluctuates by certain amounts in certain circumstances until the prospectus is amended or supplemented, our Board will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value per share within two days prior to any such sale to ensure that such sale will not be below our then current net asset value per share, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value per share to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records are made contemporaneously with all determinations described in this section and these records are maintained with other records we are required to maintain under the 1940 Act.

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DISTRIBUTION REINVESTMENT PLAN

We have adopted a distribution reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our distribution reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any fractional share otherwise issuable to a participant in the distribution reinvestment plan will instead be paid in cash.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying SS&C Technologies, Inc., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than three days prior to the distribution payment date for distributions to stockholders (the “Payment Date”). Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the stockholder request is received less than three days prior to the Payment Date, then that distribution will be reinvested. However, all subsequent distributions to the stockholder will be paid out in cash.

With respect to each distribution, the Board of Directors reserves the right to either issue new shares or purchase shares in the open market in connection with the implementation of the distribution reinvestment plan. If newly issued shares are used to implement the plan and the most recently computed NAV per share exceeds the market price per share on the Payment Date, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on Nasdaq on the Payment Date, or if no sale is reported for such day, the average of the reported bid and ask prices. If newly issued shares are used to implement the plan and the market price per share on the Payment Date exceeds the most recently computed NAV per share, the number of shares to be issued to a stockholder will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (i) the most recently computed NAV per share and (ii) 95% of the market price per share (or such lesser discount to the market price per share that still exceeds the most recently computed NAV per share) at the close of regular trading on Nasdaq on the Payment Date, or, if no sale is reported for such day, the average of the reported bid and ask prices. For example, if the most recently computed NAV per share is $15.00 and the market price per share on the Payment Date is $14.00, we will issue shares at $14.00 per share. If the most recently computed NAV per share is $15.00 and the market price per share on the Payment Date is $16.00, we will issue shares at $15.20 per share (95% of the market price per share on the Payment Date). If the most recently computed NAV per share is $15.00 and the market price per share on the Payment Date is $15.50, we will issue shares at $15.00 per share, as the most recently computed NAV per share is greater than 95% of the market price per share on the Payment Date ($14.73 per share). If shares are purchased in the open market to implement the plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share, excluding any brokerage charges or other charges, of all shares purchased by the plan administrator in the open market in connection with the distribution.

Stockholders who receive distributions in the form of our stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash distributions will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. A stockholder’s basis for determining gain or loss upon the sale of our stock received in a distribution from us will be equal to the fair market value of the stock so distributed to the stockholder at the time of the distribution. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan.

Participants may terminate their accounts under the plan by notifying the plan administrator by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at SS&C Technologies, Inc. – Altmore BDC, Inc., 430 W 7th Street, Kansas City, MO 64105.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at SS&C Technologies, Inc. – Altmore BDC, Inc., 430 W 7th Street, Kansas City, MO 64105.

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CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our common stock. This discussion does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, this discussion does not describe tax consequences that we have assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our common stock as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire an interest in the Company in connection with the performance of services, and financial institutions. Such persons should consult with their own tax advisers as to the U.S. federal income tax consequences of an investment in our common stock, which may differ substantially from those described herein. This discussion assumes that shareholders hold our common stock as capital assets (within the meaning of the Code).

The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Registration Statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding any matter discussed herein. Prospective investors should be aware that, although we intend to adopt positions we believe are in accord with current interpretations of the U.S. federal income tax laws, the Internal Revenue Service (“IRS”) may not agree with the tax positions taken by us and that, if challenged by the IRS, our tax positions might not be sustained by the courts. This summary does not discuss any aspects of U.S. estate, alternative minimum, or gift tax or foreign, state or local tax. It also does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

For purposes of this discussion, a “U.S. Shareholder” generally is a beneficial owner of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the U.S. or of any political subdivision thereof;

•	a trust that is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or that has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. Shareholder” is a beneficial owner of our common stock that is not a U.S. Shareholder or a partnership for U.S. tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Any partner of a partnership holding our common stock should consult its tax advisers with respect to the purchase, ownership and disposition of such shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our common stock will depend on the facts of his, her or its particular situation.

Taxation as a Regulated Investment Company

We intent to elect to be treated, and intend to qualify each year, as a RIC commencing with our first taxable year after the completion of this offering. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

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If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (we must include in income each year a portion of the original issue discount that accrues over the life of the obligation) to our shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our net ordinary income for each calendar year, (ii) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 in that calendar year and (iii) certain undistributed amounts from previous years on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). While we intend to distribute any income and capital gains in order to avoid imposition of this 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the (i) securities, other than U.S. government securities or securities of other RICs, of one issuer, (ii) securities of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (), regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received the corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (i) the illiquid nature of our portfolio and/or (ii) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

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Under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited from making distributions, we may fail to qualify for tax treatment as a RIC and become subject to tax as an ordinary corporation.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. While we intend to invest in loans with U.S. Cannabis Operators, some U.S. Cannabis Operators have primary equity listings on Canadian stock exchanges, including the Canadian Securities Exchange (CSE) and the NEO Exchange (NEO), and it is possible that some investment income may be deemed to be partly from sources within foreign countries. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty can be as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its stockholders.

If we purchase shares in a “passive foreign investment company,” or PFIC, we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, or QEF, in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. We intend to limit and/or manage our holdings in PFICs to minimize our liability for any taxes and related interest charges.

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Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

In accordance with certain applicable Treasury regulations and guidance published by the IRS, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all stockholders must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, the cash available for distribution must be allocated among stockholders electing to receive cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than the lesser of (a) the portion of the distribution such stockholder elected to receive in cash, or (b) an amount equal to his or her entire distribution times the percentage limitation on cash available for distribution. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock. We have no current intention of paying dividends in shares of our stock in accordance with these Treasury regulations or published guidance.

Failure to Qualify as a RIC

If we fail to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to our shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, our corporate shareholders would be eligible to claim a dividend received deduction with respect to such dividend; our non-corporate shareholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we qualify for RIC tax treatment for each taxable year.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to our shareholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of our shareholders taxed at individual rates, regardless of the U.S. Shareholder’s holding period for his, her or its shares of our common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such shareholder’s shares of our common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

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We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. Shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. Shareholder, and the U.S. Shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. Shareholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. Shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. Shareholder’s cost basis for his, her or its shares of our common stock. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a deemed distribution.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. Shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to our shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. Shareholders on December 31 of the year in which the dividend was declared.

With respect to the reinvestment of dividends, if a U.S. Shareholder owns shares of our common stock registered in its own name, the U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless the U.S. Shareholder opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. Any distributions reinvested will nevertheless remain taxable to the U.S. Shareholder. The U.S. Shareholder will have an adjusted basis in the additional shares of our common stock purchased through the reinvestment equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. Shareholder’s account.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution. However, the shareholder will be taxed on the distribution as described above, despite the fact that, economically, it may represent a return of his, her or its investment.

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A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in our common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. Shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their recognized net capital gain (i.e., the excess of recognized net long-term capital gains over recognized net short-term capital losses, subject to certain adjustments), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. Shareholders. In addition, individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes gross income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses), reduced by certain deductions allocable to such income. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Under applicable Treasury regulations, if a U.S. Shareholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. Shareholder (or U.S. Shareholder that is an S-Corporation) or $10 million or more for a corporate U.S. Shareholder (other than an S-Corporation) in any single taxable year (or a greater loss over a combination of years), the U.S. Shareholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. Shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. Shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We (or the applicable withholding agent) will send to each of our U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to certain U.S. Shareholders (i) who fail to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies us that such shareholder furnished an incorrect taxpayer identification number or failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends if certain disclosure requirements related to U.S. accounts are not satisfied.

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A U.S. Shareholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. Shareholder of the activities we propose to conduct could give rise to UBTI. However, a BDC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its shareholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. Shareholder generally should not be subject to U.S. taxation solely as a result of the shareholder’s ownership of our common stock and receipt of dividends with respect to such common stock. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. Shareholder. Therefore, a tax-exempt U.S. Shareholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Legislation has been introduced in Congress in the past, and may be introduced again in the future, which would change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments if enacted. In the event that any such proposals were to be adopted and applied to BDCs, the treatment of dividends payable to tax-exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate mortgage investment conduits, which we do not currently plan to do, that could result in a tax-exempt U.S. Shareholder recognizing income that would be treated as UBTI.

Taxation of Non-U.S. Shareholders

The following discussion only applies to certain Non-U.S. Shareholders. Whether an investment in the shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. No withholding is required with respect to certain distributions if (i) the distributions are properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be provided as to whether any of our distributions will be reported as eligible for this exemption. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder, we will not be required to withhold federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

Actual or deemed distributions of our net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of our common stock, will generally not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder.

Under our reinvestment of dividends policy, if a Non-U.S. Shareholder owns shares of our common stock registered in its own name, the Non-U.S. Shareholder will have all cash distributions automatically reinvested in additional shares of our common stock unless it opts out of the reinvestment of dividends by delivering a written notice to our dividend paying agent prior to the record date of the next dividend or distribution. See “Item 1(c). Description of Business—Distribution Reinvestment Plan.” If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gains dividend or interest-related dividend and it is not effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (or, if required by an applicable income tax treaty, is not attributable to a U.S. permanent establishment of the Non-U.S. Shareholder), the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in our common stock. The Non-U.S. Shareholder will have an adjusted basis in the additional common shares purchased through the reinvestment equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. Shareholder’s account.

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The tax consequences to Non-U.S. Shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. Shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a refund claim even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. Shareholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be advisable for a Non-U.S. Shareholder.

We must generally report to our Non-U.S. Shareholders and the IRS the amount of dividends paid during each calendar year and the amount of any tax withheld. Information reporting requirements may apply even if no withholding was required because the distributions were effectively connected with the Non-U.S. Shareholder’s conduct of a United States trade or business or withholding was reduced or eliminated by an applicable income tax treaty. This information also may be made available under a specific treaty or agreement with the tax authorities in the country in which the Non-U.S. Shareholder resides or is established. Under U.S. federal income tax law, interest, dividends and other reportable payments may, under certain circumstances, be subject to “backup withholding” at the then applicable rate (currently 24%). Backup withholding, however, generally will not apply to distributions to a Non-U.S. Shareholder of our common stock, provided the Non-U.S. Shareholder furnishes to us the required certification as to its non-U.S. status, such as by providing a valid IRS Form W-8BEN, IRS Form W-8BEN-E, or IRS Form W-8ECI, or certain other requirements are met. Backup withholding is not an additional tax but can be credited against a Non-U.S. Shareholder’s federal income tax, and may be refunded to the extent it results in an overpayment of tax and the appropriate information is timely supplied to the IRS.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that either fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners), or that reside in a jurisdiction that has not entered into an agreement with the United States to collect and share such information. The types of income subject to the tax include U.S. source interest and dividends. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and certain transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Shareholder and the status of the intermediaries through which they hold their shares, Non-U.S. Shareholders could be subject to this 30% withholding tax with respect to distributions on their shares. While withholding under FACTA would have applied also to payments of gross proceeds from the sale or other disposition of shares on or after January 1, 2019, recently proposed Treasury Relegations eliminate FACTA withholding on payments of gross proceeds entirely. Taxpayers may generally rely on these proposed treasury regulations until final Treasury Regulations are issued. Under certain circumstances, a Non-U.S. Shareholder might be eligible for refunds or credits of such taxes.

Non-U.S. Shareholders should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

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DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Maryland General Corporation Law (the “MGCL”) and our charter and bylaws. This summary is not necessarily complete, and we refer you to our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Under the terms of our charter, our authorized stock consists solely of 500,000,000 shares of stock, $0.001 par value per share, 499,950,000 of which are initially designated as common stock and 50,000 shares of which are initially designated as preferred stock.

As permitted by the MGCL, our charter provides that a majority of the entire Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Our charter also provides that the Board of Directors may classify or reclassify any unissued shares of stock into one or more classes or series of stock, including preferred stock.

Common Stock

None of our shares of common stock are subject to further calls or to assessments, sinking fund provisions, obligations or potential liabilities associated with ownership of the security (not including investment risks).

We have applied to have our common stock listed on the Nasdaq Capital Market under the ticker symbol “ABDC.” No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally will not be personally liable for our debts or obligations.

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights, generally have no appraisal rights, and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing stockholders. Under the terms of our charter, our Board of Directors is authorized to issue preferred stock in one or more classes or series without stockholder approval. Prior to issuance of any other class or series of stock, the Board of Directors is required by the MGCL and our charter to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications, and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring, or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, the aggregate involuntary liquidation preference of such preferred stock together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to two-thirds of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock, if any, would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. We do not, however, currently have any plans to issue preferred stock.

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Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee, or agent, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws permit us to indemnify and advance expenses to employees and agents who are not officers or directors to the extent permissible under the MGCL and the 1940 Act and as may be determined by our Board of Directors. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

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Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

Provisions of the MGCL and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock. The MGCL, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. In addition to the matters described below, we have adopted other measures pursuant to the MGCL, some of which are described above, that may make it difficult for a third-party to obtain control of us, including provisions of our charter authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders

These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. However, the initial members of the three classes have initial terms of one, two and three years, respectively. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. A classified board of directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter provides that the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote in the election of directors will be required to elect a director, unless our bylaws provide otherwise. Our bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director, unless there is a contested election, in which case a director will be elected only if the director receives a majority of the votes entitled to be cast for that director. If no director nominee receives a majority of the votes entitled to be cast, pursuant to Maryland law, the director nominee holding over shall continue to serve as a director until his or her successor is elected and qualifies. For purposes of Maryland law, votes entitled to be cast refers to the total number of shares outstanding and entitled to vote as of the record date of the stockholder meeting, and votes cast refers to the actual number of shares present, in-person or by proxy, at such meeting. Our Board of Directors has the exclusive right to amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than 15. Pursuant to Section 3-802(b) of the MGCL, we have elected in our charter to be subject to Section 3-804(c) of the MGCL regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

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Action by Stockholders

Under the MGCL, unless a corporation’s charter provides otherwise (which our charter does not) stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the Board of Directors and the proposal of other business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board of Directors or (3) by any stockholder who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the special meeting has been properly called for the purpose of electing directors, by any stockholder who was a stockholder of record at the record date set by our Board of Directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice as provided for in our bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third-party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors, the Chairperson of the Board of Directors, and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter if such action is declared advisable by the Board of Directors.

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However, our charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:

a)	amendments to the provisions of our charter relating to our purpose, the classification of our Board of Directors, the power of our Board of Directors to fix the number of directors and to fill vacancies on our Board of Directors, the vote required to elect or remove a director, amendments to our charter, extraordinary transactions, and our Board of Directors’ exclusive power to amend our bylaws;

b)	charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the 1940 Act);

c)	our liquidation or dissolution or any amendment to our charter to effect any such liquidation or dissolution;

d)	any merger, consolidation, conversion, share exchange, or sale or exchange of all or substantially all of our assets; or

e)	transaction between us and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by, or under common control with, employed by or acting as an agent of, any such person or member of such group.

However, if such amendment, proposal, or transaction is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment, proposal, or transactions may be approved by a majority of the votes entitled to be cast on such a matter, except that any of the proposals or transactions contemplated by paragraphs (d), (e) or (f) above that would not otherwise require stockholder approval under the MGCL will not require further stockholder approval unless another provision of our charter requires such approval. In either event, in accordance with the requirements of the 1940 Act, any such amendment, proposal, or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors as named therein, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of such named directors then on the Board of Directors, or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or successor continuing directors then in office. The holders of any preferred stock outstanding would have a separate class vote on any conversion to an open-end company.

Our charter and bylaws provide that the Board of Directors shall have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

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No Appraisal Rights

Our charter provides that stockholders will not be entitled to exercise appraisal rights unless the Board of Directors, upon the affirmative vote of a majority of the entire Board of Directors, shall determine that such rights shall apply.

Control Share Acquisitions

Our Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. Accordingly, we have opted-out of the Maryland Control Share Acquisition Act. We can offer no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Maryland Control Share Acquisition Act only if the Board determines that it would be in our best interests, including in light of the Board’s fiduciary obligations, applicable federal and state laws, and the particular facts and circumstances surrounding the Board’s decision. The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders’ meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders’ meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Business Combinations

We are subject to Subtitle 6 of Title 3 of the MGCL, the “Maryland Business Combination Act,” subject to any applicable requirements of the 1940 Act. Pursuant to the Maryland Business Combination Act, certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. Such “business combinations” include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the corporation’s board of directors approves in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the corporation’s board of directors and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than voting stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not “interested persons,” as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating such a transaction.

Subtitle 8 Title 3 of the Maryland General Corporation Law

We are subject to Subtitle 8 of Title 3 of the MGCL. Subtitle 8 permits Maryland corporations with a class of equity securities registered under the Exchange Act and at least three independent directors to elect to be subject, by provision in its charter or bylaws or a resolution of its board of directors, without stockholder approval, and notwithstanding any contrary provision in the charter or bylaws, to any or all of the following five provisions: a classified board; a two-thirds stockholder vote requirement for removing a director; a requirement that the number of directors may be fixed only by vote of the directors; a requirement that a vacancy on the board be filled only by the remaining directors and that directors elected to fill a vacancy will serve for the remainder of the full term of the class of directors in which the vacancy occurred; and that the request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting is required for the calling of a special meeting of stockholders. Through provisions in our charter and bylaws, some unrelated to Subtitle 8, we already include provisions classifying our Board of Directors in three classes serving staggered three-year terms; require the affirmative vote of the holders of not less than two-thirds of all of the votes entitled to be cast on the matter for the removal of any director from the board, which removal is allowed only for cause; vest in the board the exclusive power to fix the number of directorships, subject to limitations set forth in our charter and bylaws, and fill vacancies for the remainder of the full term of the class of directors in which the vacancy occurred; and require the written request of stockholders entitled to cast not less than a majority of all votes entitled to be cast at such meeting to call a stockholder-initiated special meeting.

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Forum Selection Clause

Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any Internal Corporate Claim, as such term is defined in the MGCL, (c) any action asserting a claim of breach of any duty owed by any of our directors, officers, employees or other agents to us or to our stockholders, (d) any action asserting a claim against us or any of our directors, officers, employees or other agents arising pursuant to any provision of the MGCL or our charter or bylaws, or (e) any other action asserting a claim against us or any of our directors, officers, employees or other agents that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Montgomery County, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland. Notwithstanding the foregoing, this provision does not apply to claims arising under the Securities Act or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction.

Any investor purchasing or otherwise acquiring our shares is deemed to have notice of and consented to the exclusive forum selection provision. The provision may increase costs for a shareholder to bring a claim and may discourage claims or limit shareholders’ ability to bring a claim in a judicial forum that they find favorable. It is also possible that a court could rule that the provision is inapplicable or unenforceable.

Conflict with the 1940 Act

Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Maryland Control Share Acquisition Act  and the Maryland Business Combination Act, or any provision of our charter or bylaws, conflicts with any provision of the 1940 Act, or the rules, regulations, or guidance of the SEC or its staff thereunder, the applicable provision of the 1940 Act or the rules, regulations, or guidance of the SEC or its staff thereunder will control.

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REGULATION

We intend to elect to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our shareholders, and (2) our shareholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

As a BDC, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, must be at least 200%. However, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, the we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year. In either case, we would be required to extend to our shareholders, as of the date of such approval the opportunity to sell the shares of common stock that they hold and we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities and notes.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company, or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, if any, it should be noted that such investments might subject our shareholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies. None of our investment policies are fundamental, and thus may be changed without shareholder approval.

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Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company controlled by the Company.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.

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The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments can consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which are referred to herein, collectively, as temporary investments, so that 70% of our assets would be qualifying assets. We may invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for U.S. federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Accordingly, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.

Warrants

Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) shareholders authorize the proposal to issue such warrants, and the Board approves such issuance on the basis that the issuance is in our best interests and the shareholders best interests and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

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Senior Securities; Coverage Ratio

We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if immediately after such borrowing or issuance, the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200%. However, legislation enacted in March 2018 has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. This means that generally, a BDC can borrow up to $1 for every $1 of investor equity or, if certain requirements are met and it reduces its asset coverage ratio, it can borrow up to $2 for every $1 of investor equity. The reduced asset coverage requirement would permit a BDC to double the amount of leverage it could incur. We are permitted to increase our leverage capacity if shareholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive such shareholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” (as defined in Section 57(o) of the 1940 Act) of the independent members of our Board of Directors approve such increase with such approval becoming effective after one year. In either case, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. For shareholders accepting such an offer, the Company would be required to repurchase 25% of such shareholders’ eligible shares in each of the four calendar quarters following the calendar quarter in which the approval occurs. In addition, before incurring any such additional leverage, we would have to renegotiate or receive a waiver from the contractual leverage limitations under our existing credit facilities.

In addition, while any senior securities remain outstanding, we will be required to make provisions to prohibit any dividend distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We will also be permitted to borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes, which borrowings would not be considered senior securities. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Business Development Companies — Regulations governing our operation as a business development company and RIC affect our ability to raise capital and the way in which we raise additional capital or borrow for investment purposes, which may have a negative effect on our growth. As a business development company, the necessity of raising additional capital may expose us to risks, including risks associated with leverage.”

Codes of Ethics

We and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics is available, free of charge, on our website http://altmorecap.com/. In addition, the code of ethics is attached as an exhibit to this registration statement and is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Affiliated Transactions

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. We, the Adviser, and certain affiliates have applied for exemptive relief from the SEC to co-invest with other funds managed by the Adviser or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. There is no guarantee that such relief will be granted. Pursuant to such exemptive relief, we generally would be permitted to co-invest with certain of our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors makes certain conclusions in connection with a co-investment transactions, including that (1) the terms of the transaction, including the consideration to be paid, are reasonable and fair to us and our shareholders and do not involve overreaching of us or our shareholders on the part of any person concerned, (2) the transaction is consistent with the interests of our shareholders and is consistent with our investment objective and strategies, and (3) the investment by our affiliates would not disadvantage us, and our participation would not be on a basis different from or less advantageous than that on which our affiliates are investing. The Adviser’s allocation policy incorporates the conditions of the requested exemptive relief and seeks to ensure equitable allocation of investment opportunities between the Company and other funds managed by the Adviser or its affiliates. As a result of exemptive relief, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of other funds established by the Adviser or its affiliates that could avail themselves of the exemptive relief.

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Cancellation of the Investment Advisory Agreement

Under the 1940 Act, the Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by the Adviser. The Investment Advisory Agreement may be terminated at any time, without penalty, by us upon not less than 60 days’ written notice to the Adviser and may be terminated at any time, without penalty, by the Adviser upon 60 days’ written notice to us. The holders of a majority of our outstanding voting securities may also terminate the Investment Advisory Agreement without penalty upon not less than 60 days’ written notice. Unless terminated earlier as described above, the Investment Advisory Agreement will remain in effect for a period of two years from the date it first become effective and will remain in effect from year-to-year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, if also approved by a majority of our directors who are not “interested persons” as defined in the 1940 Act.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set out below. The guidelines are reviewed periodically by the Adviser and our directors who are not “interested persons,” and, accordingly, are subject to change. For purposes of these proxy voting policies and procedures described below, “we,” “our” and “us” refer to the Adviser.

Introduction

As an investment adviser registered under the Adviser Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognizes that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act.

We will vote proxies relating to our clients’ securities in the best interest of our clients’ shareholders. We will review on a case-by-case basis each proposal submitted for a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (a) anyone involved in the decision-making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies for the Company, free of charge, by making a written request for proxy voting information to: Altmore BDC, Inc., 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102, attention Investor Relations or by calling Altmore BDC, Inc. at (703) 861-3964.

Privacy Policy

We are committed to maintaining the confidentiality, integrity and security of non-public personal information relating to investors. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not collect any non-public personal information other than certain biographical information which is used only so that we can service your account, send you annual reports, proxy statements, and other information required by law. With regard to this information, we maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our investors.

We may share information that we collect regarding an investor with certain of our service providers for legitimate business purposes, for example, in order to process trades or mail information to investors. In addition, we may disclose information that we collect regarding an investor as required by law or in connection with regulatory or law enforcement inquiries.

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Reporting Obligations

We will furnish our shareholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.

We make available on our website (http://altmorecap.com/) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website is not a part of this registration statement.

Other

We have adopted an investment policy that complies with the requirements applicable to us as a BDC. We expect to be periodically examined by the SEC for compliance with the 1940 Act and the 1934 Act, and are subject to the periodic reporting and related requirements of the 1934 Act.

We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.

We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a Majority of the Outstanding Shares of our common stock.

We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.

Our internet address is http://altmorecap.com/. Information contained on our website is not incorporated by reference into this prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish them to, the SEC

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UNDERWRITING

Ladenburg Thalmann & Co. Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, each underwriter named below has agreed to purchase jointly, and not severally, and we have agreed to sell to that underwriter, the number of shares of common stock set forth opposite the underwriter’s name.

Underwriter	Shares
Ladenburg Thalmann & Co. Inc.
Compass Point Research & Trading, LLC
Oppenheimer & Co. Inc.

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the overallotment option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the shares to dealers at the public offering price less a concession not to exceed $            per share, and the dealers may reallow a concession not to exceed $            per Series share. The underwriting discount of $            per share is equal to            % of the initial offering price. If all of the shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before            , 2021. The representatives have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional [ ] shares of common stock at the public offering price less the underwriting discount; provided, however, that the price of any such option shares will be reduced by the amount of any distributions declared and payable on the shares sold on the initial closing date but not payable on such option shares. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

We and each of our directors and officers has agreed that, for a period of 180 days from the date of this prospectus, such party will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares or any securities convertible into or exchangeable for shares, provided, however, we may issue and sell shares pursuant to our distribution reinvestment plan. Ladenburg Thalmann & Co. Inc. in its discretion may release any of the securities subject to these lock-up agreements at any time without notice.

The 90-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 90-day period we issue an earnings release or material news or a material event relating to us occurs or (ii) prior to the expiration of the 90-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.]

We have applied to list our common stock on Nasdaq under the symbol “ABDC”.

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. In addition, we have agreed to reimburse Ladenburg Thalmann & Co. Inc. an aggregate amount up to $125,000 for its out-of-pocket accountable expenses (including the reasonable fees and disbursements of its counsel) actually incurred by it in connection with this offering. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule 5110.

	No Exercise	Full Exercise
	$	$
Total	$	$

We and our investment adviser have each agreed, jointly and severally, to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

Certain underwriters may make a market in our common stock. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus supplement and the accompanying prospectus are to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of common stock in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ overallotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of common stock available for purchase in the open market as compared to the price at which they may purchase shares through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of common stock in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make “naked” short sales of shares in excess of the overallotment option. The underwriters must close out any naked short position by purchasing common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of our common stock. They may also cause the price of our common stock to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on Nasdaq, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, they may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts and commissions, will be approximately $380,000. We will pay the filing fees and the reasonable disbursements of counsel for the underwriters incurred in connection with securing any required review and qualification by the Financial Regulatory Authority, Inc. of the terms of this offering.

For two years from the date of this offering, Ladenburg Thalmann & Co. Inc. shall have a right of first refusal to serve as the Company’s lead left book-running manager for any equity, equity-linked security, debt security or similar public or private transaction involving the Company, of which economic terms shall be mutually agreed upon and customary for a transaction of such nature. Additionally, both Compass Point and Oppenheimer & Co. shall have the right of first refusal to serve as a joint book-running managers for any equity, equity-linked security, debt security or similar public or private transaction involving the Company, of which economics terms shall mutually agreed upon and customary for a transaction of such nature.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representatives may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders. The representatives will allocate shares to underwriters that may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

Potential Conflicts of Interest

Ladenburg Thalmann & Co. Inc. and its affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement.

The principal business address of Ladenburg Thalmann & Co. Inc. is 640 5th Ave., 4th Floor, New York, NY 10019.

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Selling Restrictions

General

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the securities offered by this prospectus in any jurisdiction where action for that purpose is required. The securities offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

NOTICE TO PROSPECTIVE INVESTORS IN CANADA

This prospectus constitutes an “exempt offering document” as defined in and for the purposes of applicable Canadian securities laws. No prospectus has been filed with any securities commission or similar regulatory authority in Canada in connection with the offer and sale of the shares. No securities commission or similar regulatory authority in Canada has reviewed or in any way passed upon this prospectus or on the merits of the shares and any representation to the contrary is an offence.

Canadian investors are advised that this prospectus has been prepared in reliance on section 3A.3 of National Instrument 33-105 Underwriting Conflicts (“NI 33-105”). Pursuant to section 3A.3 of NI 33-105, the company and the underwriters in the offering are exempt from the requirement to provide Canadian investors with certain conflicts of interest disclosure pertaining to “connected issuer” and/or “related issuer” relationships as would otherwise be required pursuant to subsection 2.1(1) of NI 33-105.

Resale Restrictions

The offer and sale of the shares in Canada is being made on a private placement basis only and is exempt from the requirement that the Company prepares and files a prospectus under applicable Canadian securities laws. Any resale of Shares by a Canadian investor in this offering must be made in accordance with applicable Canadian securities laws, which may vary depending on the relevant jurisdiction, and which may require resales to be made in accordance with Canadian prospectus requirements, a statutory exemption from the prospectus requirements, in a transaction exempt from the prospectus requirements or otherwise under a discretionary exemption from the prospectus requirements granted by the applicable local Canadian securities regulatory authority. These resale restrictions may under certain circumstances apply to resales of the shares outside of Canada.

Representations of Purchasers

Each Canadian investor who purchases the shares will be deemed to have represented to the Company, the underwriters and to each dealer from whom a purchase confirmation is received, as applicable, that the investor is (i) purchasing as principal, or is deemed to be purchasing as principal in accordance with applicable Canadian securities laws; (ii) an “accredited investor” as such term is defined in section 1.1 of National Instrument 45-106 Prospectus Exemptions or, in Ontario, as such term is defined in section 73.3(1) of the Securities Act (Ontario); and (iii) a “permitted client” as such term is defined in section 1.1 of National Instrument 31-103 Registration Requirements, Exemptions and Ongoing Registrant Obligations.

Taxation and Eligibility for Investment

Any discussion of taxation and related matters contained in this prospectus does not purport to be a comprehensive description of all of the tax considerations that may be relevant to a Canadian investor when deciding to purchase the shares and, in particular, does not address any Canadian tax considerations. No representation or warranty is hereby made as to the tax consequences to a resident, or deemed resident, of Canada of an investment in the shares or with respect to the eligibility of the shares for investment by such investor under relevant Canadian federal and provincial legislation and regulations.

Rights of Action for Damages or Rescission

Securities legislation in certain of the Canadian jurisdictions provides certain purchasers of securities pursuant to an offering memorandum (such as this prospectus), including where the distribution involves an “eligible foreign security” as such term is defined in Ontario Securities Commission Rule 45-501 Ontario Prospectus and Registration Exemptions and in Multilateral Instrument 45-107 Listing Representation and Statutory Rights of Action Disclosure Exemptions, as applicable, with a remedy for damages or rescission, or both, in addition to any other rights they may have at law, where the offering memorandum, or other offering document that constitutes an offering memorandum, and any amendment thereto, contains a “misrepresentation” as defined under applicable Canadian securities laws. These remedies, or notice with respect to these remedies, must be exercised or delivered, as the case may be, by the purchaser within the time limits prescribed under, and are subject to limitations and defences under, applicable Canadian securities legislation. In addition, these remedies are in addition to and without derogation from any other right or remedy available at law to the investor.

119

Language of Documents

Upon receipt of this document, each Canadian investor hereby confirms that it has expressly requested that all documents evidencing or relating in any way to the sale of the securities described herein (including for greater certainty any purchase confirmation or any notice) be drawn up in the English language only. Par la réception de ce document, chaque investisseur canadien confirme par les présentes qu’il a expressément exigé que tous les documents faisant foi ou se rapportant de quelque manière que ce soit à la vente des valeurs mobilières décrites aux présentes (incluant, pour plus de certitude, toute confirmation d’achat ou tout avis) soient rédigés en anglais seulement.

NOTICE TO PROSPECTIVE INVESTORS IN SINGAPORE

This Prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person (as defined in Section 275(2) of the SFA) pursuant to Section 275(1) of the SFA, or any person pursuant to Section 275(1A) of the SFA, and in accordance with the conditions specified in Section 275 of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

a)	a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

b)	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor, securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

1.	to an institutional investor or to a relevant person defined in Section 275(2) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;

2.	where no consideration is or will be given for the transfer;

3.	where the transfer is by operation of law;

4.	as specified in Section 276(7) of the SFA; or

5.	as specified in Regulation 32 of the Securities and Futures (Offers of Investments) (Shares and Debentures) Regulations 2005 of Singapore.

NOTICE TO PROSPECTIVE INVESTORS IN THE DUBAI INTERNATIONAL FINANCIAL CENTRE

This document relates to a company which is not subject to any form of regulation or approval by the Dubai Financial Services Authority (“DFSA”). The DFSA has not approved this document nor has any responsibility for reviewing or verifying any document or other documents in connection with this company. Accordingly, the DFSA has not approved this document or any other associated documents nor taken any steps to verify the information set out in this document, and has no responsibility for it.

120

The shares have not been offered and will not be offered to any persons in the Dubai International Financial Centre except on that basis that an offer is:

i.	an ‘‘Exempt Offer’’ in accordance with the Markets Rules (MKT) module of the DFSA; and

ii.	made only to persons who meet the Professional Client criteria set out in Rule 2.3.2 of the DFSA Conduct of Business Module

This documents must not, therefore, be delivered to, or relied on by, any other type of person.

The fund to which this document relates may be illiquid and/or subject to restrictions on its resale. Prospective purchasers should conduct their own due diligence on the Fund.

The DFSA has not taken steps to verify the information set out in this document, and has no responsibility for it. If you do not understand the contents of this document you should consult an authorised financial adviser.

NOTICE TO PROSPECTIVE INVESTORS IN AUSTRALIA

No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This Prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.

Any offer in Australia of the common shares may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common shares without disclosure to investors under Chapter 6D of the Corporations Act.

The common shares applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common shares must observe such Australian on-sale restrictions.

This Prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this Prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.

NOTICE TO PROSPECTIVE INVESTORS IN HONG KONG

The shares of common shares have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the common shares has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares of common shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

NOTICE TO PROSPECTIVE INVESTORS IN TAIWAN

The securities have not been and will not be registered with the Financial Supervisory Commission of Taiwan pursuant to relevant securities laws and regulations and may not be sold, issued or offered within Taiwan through a public offering or in circumstances which constitutes an offer within the meaning of the Securities and Exchange Act of Taiwan that requires a registration or approval of the Financial Supervisory Commission of Taiwan. No person or entity in Taiwan has been authorized to offer, sell, give advice regarding or otherwise intermediate the offering and sale of the securities in Taiwan.

121

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities and loan documents are held by Millennium Trust Company, LLC pursuant to a custodian agreement. The principal business address of Millennium Trust Company, LLC is 2001 Spring Road, Oak Brook, IL 60523. SS&C Technologies, Inc. will serve as our transfer agent, distribution paying agent and registrar. The principal business address of SS&C Technologies, Inc. is 4 Times Square, 6th Floor, New York, New York 10036.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Adviser may select a broker based partly upon brokerage or research services provided to our Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the common stock offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, D.C. Eversheds Sutherland (US) LLP also represents the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of December 9, 2021 and schedule of investments as of January 10, 2022, included in this Registration Statement, have been audited by CohnReznick LLP, an independent registered public accounting firm, as stated in its report appearing herein.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

We will also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the 1934 Act. The SEC maintains an internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

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INDEX TO FINANCIAL STATEMENTS

F-1

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of Altmore BDC, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Altmore BDC, Inc. (the “Fund”) as of December 9, 2021, and the related statements of operations, changes in net assets, and cash flows for the period June 30, 2021 (inception) to December 9, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 9, 2021 and the results of its operations and its cash flows for the period June 30, 2021 (inception) to December 9, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of cash owned as of December 9, 2021, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ CohnReznick LLP

We have served as the Fund’s auditor since 2021.

Chicago, Illinois

December 17, 2021

F-3

Altmore BDC, Inc.

Statement of Assets and Liabilities

December 9, 2021

ASSETS
Cash	$1,000
Deferred offering costs	437,628
TOTAL ASSETS	$438,628

LIABILITIES
Due to affiliates	$115,985
Accrued expenses - organization costs	202,995
Accrued expenses - offering costs	423,061
TOTAL LIABILITIES	742,041

NET ASSETS
Preferred stock, 50,000 shares authorized, -0- shares issued and outstanding, $0.001 per share par value	-
Common stock, 499,950,000 shares authorized, 100 shares issued and outstanding, $0.001 per share par value	-
Additional paid-in capital	1,000
Accumulated investment loss	(304,413)
NET ASSETS	(303,413)
TOTAL LIABILITIES AND NET ASSETS	$438,628
NET DEFICIT PER SHARE	$(3,034.13)

The accompanying notes are an integral part of these financial statements.

F-4

Altmore BDC, Inc.

Statement of Operations

For the Period June 30, 2021 (Inception) to December 9, 2021

INVESTMENT INCOME	$-

OPERATING EXPENSES:
Organizational and accounting fees	304,413
Total Operating Expenses	304,413
Net Loss	(304,413)
Net Loss Per Share	$(3,044.13)

The accompanying notes are an integral part of these financial statements.

F-5

Altmore BDC, Inc.

Statement of Changes in Net Assets

For the Period June 30, 2021 (Inception) to December 9, 2021

Net Loss	$(304,413)

Capital Share Transactions
Net proceeds from shares sold	1,000
Increase in Net Assets from Capital Share Transactions	1,000

Total Decrease in Net Assets	(303,413)

Net Assets at Beginning of Period	-
Net Deficit at End of Period	$(303,413)

Capital Share Activity
Shares sold	100
Shares Outstanding at End of Period	100

The accompanying notes are an integral part of these financial statements.

F-6

Altmore BDC, Inc.

Statement of Cash Flows

For the Period June 30, 2021 (Inception) to December 9, 2021

Net Decrease in Net Assets from Operations
Net loss	$(304,413)
Adjustments to reconcile net loss to Net Cash Provided by
Operating Activities:
Increase in Deferred offering costs	(437,628)
Increase in Due to affiliates	115,985
Increase in Accrued expenses - organization costs	202,995
Increase in Accrued expenses - offering costs	423,061
Net Cash Provided by Operating Activities	-

Cash Flows From Financing Activities:
Net proceeds from shares sold	1,000
Net Cash Provided by Financing Activities	1,000

Net Increase in Cash	1,000
Cash, beginning of period	-
Cash, end of period	$1,000

The accompanying notes are an integral part of these financial statements.

F-7

Altmore BDC, Inc.

NOTES TO THE FINANCIAL STATEMENTS

1.     Nature of Operations

Altmore BDC, Inc. (the “Company”) is an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended for U.S. federal income tax purposes. Altmore Capital Investment Management, LLC, a limited liability company formed in the State of Delaware (“Adviser” or “ACIM”), will serve as the Company’s investment adviser and oversee its operations.

The Company’s date of inception is June 30, 2021, which is the date it commenced its development stage activities and is also the date of incorporation. As of December 9, 2021, the Company had not yet begun investment operations and all outstanding shares were held by the Adviser, which purchased the initial 100 shares for $1,000.

The Company’s investment objective is to maximize risk-adjusted returns on equity to our shareholders. The Company will seek to achieve its investment objective by investing in senior secured term loans (“Debt Portfolio Investments”) to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators” or “Borrowers”), and potentially, ancillary companies that serve the industry.

The Company filed a form N-2 on November 12, 2021 with the Securities and Exchange Commission (“SEC”) to conduct an initial public offering, which is still in process. The Company’s head office and principal address is located at 7950 Jones Branch Drive, Suite 830 McLean, VA 22102.

2.    Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

Cash

Cash consists of non-interest bearing bank demand deposits.

Fair Value Measurements

The Company accounts for all its financial instruments at fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The carrying amounts of financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. See Note 4 to the financial statements for further discussion regarding the fair value measurements and hierarchy.

F-8

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate- level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Organization and Deferred Offering Costs

Organization costs include costs relating to the formation and incorporation of the business. These costs are expensed as incurred. Offering costs incurred by the Company are treated as deferred charges on the accompanying statement of assets and liabilities and will be recorded as a reduction of capital upon completion of the offering of the securities. As of December 9, 2021, the Company has incurred and expensed organization costs of $304,413, of which $101,417 were paid by the Adviser and are included in due to affiliates at December 9, 2021. Offering costs include legal fees and other costs pertaining to the registration statement. As of December 9, 2021, these costs amount to $437,628, of which $14,568 were paid by the Adviser and are included in due to affiliates at December 9, 2021.

In the event that the Company’s initial public offering is not completed, these organization and offering costs will be borne by the Adviser.

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3.     Related Party Arrangements

In the ordinary course of business, the Adviser pays for certain expenses on behalf of the Company for which it will be reimbursed. The figure shown as Due to Affiliates on the statement of assets and liabilities represents amounts due to the Adviser for invoiced expenses that are expenses of the Company.

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). Pursuant to this agreement, the Company has agreed to pay to the Adviser a base annual fee of 1.50% of gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents, and an annual incentive fee consisting of two parts:

F-9

The first part of the incentive fee (the “Incentive Fee on Income”) is calculated and payable quarterly in arrears equal to 17.5% of the Company’s “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return or “hurdle,” of 1.75% per quarter (7% annualized), and a “catch up” feature.

The second part of the incentive fee (the “Incentive Fee on Capital Gains”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement) equal to 17.5% of the realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains.

As of the date of these financial statements, no services have been performed by the Adviser, and no fees have been paid or accrued.

License Agreement

The Company entered into a license agreement with the Adviser pursuant to which the Adviser has agreed to grant the Company a nonexclusive, royalty-free license to use the name “Altmore.” Under this agreement, the Company will have a right to use the “Altmore” name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Altmore” name.

Administration Agreement

The Company has entered into an Administration Agreement with the Adviser, under which the Adviser will provide administrative services for the Company, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, the Adviser will perform, or oversee the performance of, the required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Adviser will assist the Company in determining and publishing Net Asset Value (“NAV”), overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company will reimburse the Adviser the allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the Administration Agreement, including the allocable portion of costs of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the Company’s business and affairs). The Company’s allocable portion of the Adviser’s costs will be determined based upon costs attributable to the Company’s operations versus costs attributable to the operations of other entities for which the Adviser provides administrative services. The Adviser may also provide on our behalf managerial assistance to our portfolio companies. As of the date of these financial statements, no services have been performed and no fees have been paid or accrued by the Company. The Administration Agreement also provides that the Company shall reimburse the Adviser for certain organization costs incurred prior to the commencement of operations, and for certain offering costs. Such reimbursement is at cost, with no profit to, or markup by, the Adviser.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as our administrator.

F-10

4.    Fair Value Measurement

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly; and

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. At December 9, 2021, the Company did not hold any investments.

5.     Subsequent Events

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

F-11

F-12

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors of Altmore BDC, Inc.:

Opinion on the Schedule of Investments

We have audited the accompanying schedule of investments of Altmore BDC, Inc. (the “Company”) as of January 10, 2022, including the related notes (collectively referred to as the “schedule of investments”). In our opinion, the schedule of investments presents fairly, in all material respects, the investments of Altmore BDC, Inc. as of January 10, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This schedule of investments is the responsibility of the Company’s management. Our responsibility is to express an opinion on the schedule of investments based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the schedule of investments is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the schedule of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the schedule of investments. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the schedule of investments. We believe that our audit provides a reasonable basis for our opinion.

Emphasis of Matter

As further described in Note 6, Altmore BDC, Inc. is subject to significant risks and uncertainties due to providing senior secured term loans to established companies operating in the cannabis industry.

/s/ CohnReznick LLP

We have served as the Company’s auditor since 2021.

Chicago, Illinois

February 3, 2022

F-13

Altmore BDC, Inc.

Schedule of Investments

January 10, 2022

Portfolio Company (1)	Par	Cost	Purchase Price (2)
(US Cannabis Operators)

Bostica, LLC
Senior Secured Term Loan, 18.75% due 11/24/2024	$3,500,000	$3,500,000	$3,500,000

Calyx Peak, Inc.
Senior Secured Term Loan, 15.00% due 3/30/2025	6,050,000	5,737,215	5,737,215

Holistic Industries Inc.
Senior Secured Term Loan, 12.50% + 2.50% PIK due 9/10/2024	15,000,000	14,658,000	14,658,000

Kaleafa, Inc.
Senior Secured Term Loan, 17.50% due 4/7/2024	2,210,487	2,234,139	2,234,139
Senior Secured Term Loan, 17.50% due 6/7/2024	120,000	121,284	121,284
Senior Secured Term Loan, 17.50% due 9/7/2024	120,000	121,284	121,284
	2,450,487	2,476,707	2,476,707
March and Ash, Inc.
Senior Secured Term Loan, 12.00% +2.00% PIK due 1/7/2027	15,865,000	15,865,000	15,865,000

Matanzas Alliance, LLC (d/b/a Justice Cannabis Co.)
Senior Secured Term Loan, 15.00% + 2.50% PIK due 12/27/2026	10,000,000	10,000,000	10,000,000

Mesa Organics Ltd. (d/b/a Schwazze)
Senior Secured Term Loan, 15.00% due 2/26/2025	10,000,000	9,859,000	9,859,000

Osiris Ventures, Inc. (d/b/a NorCal Cannabis Co.)
Senior Secured Term Loan, 13.00% + 2.00% PIK due 8/16/2025	16,715,784	16,319,620	16,319,620

THC Design Holdings, Inc.
Senior Secured Term Loan, 15.00% + 8.33% PIK due 8/24/2025	15,000,000	15,000,000	15,000,000

Total investments	$94,581,271	$93,415,542	$93,415,542

(1)	All Senior Secured Term Loans were originated within twelve months of the date of the schedule of investments.
(2)	The purchase prices listed herein approximate fair value as of January 10, 2022 and do not include accrued interest.

The accompanying notes are an integral part of the schedule of investments

F-14

Altmore BDC, Inc.

Notes to the Schedule of Investments

1.	Nature of Operations (including Related Parties)

Altmore BDC, Inc. (the “Company”) is an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended for U.S. federal income tax purposes. Altmore Capital Investment Management, LLC, a limited liability company formed in the State of Delaware (“Adviser” or “ACIM”), will serve as the Company’s investment adviser and oversee its operations.

The Company’s date of inception is June 30, 2021, which is the date it commenced its development stage activities and is also the date of incorporation. On January 10, 2022, the Company entered into an agreement with Altmore Debt I, LP (the "Seller") to purchase the senior secured term loans listed in the attached schedule of investments at a purchase price which approximates their fair value as of January 10, 2022. The senior secured term loans will be acquired for consideration of 6,227,702 shares of the Company. The purchase is expected to settle in February 2022.

The Company’s investment objective is to maximize risk-adjusted returns on equity to our shareholders. The Company will seek to achieve its investment objective by investing in senior secured term loans (“Debt Portfolio Investments”) to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators” or “Borrowers”), and potentially, ancillary companies that serve the industry.

2.	Summary of Significant Accounting Policies Basis of Presentation

The accompanying schedule of investments purchased by the Company has been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Transactions

The Company records investment transactions on the trade date. Interest on the senior secured term loans between the trade date and the settle date accrues to the benefit of the Seller.

Loan Investments

Investments in senior secured term loans generate interest income based on a fixed rate. The interest is paid in cash, however, the loan agreements for certain investments call for the fixed rate of interest to be paid in a combination of cash and in kind (“PIK”). The PIK interest is added to principal on each respective interest due date.

Loan Transfer Documents

Investments were purchased by executing an assignment agreement in the form stipulated in the respective credit agreements (if so stipulated) or, otherwise in a reasonably acceptable assignment agreement containing customary provisions for the purchase and sale of a loan.

Fair Value Measurements

The Company accounts for all its financial instruments at fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. See Notes 1 and 3 to the schedule of investments for further discussion regarding the fair value measurements.

F-15

Use of Estimates

The preparation of the schedule of investments in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported and disclosed in the schedule of investments purchased by the Company. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

3.	Fair Value Measurement

The investment portfolio purchase transaction represents an arms’ length transaction. The Company’s Board of Directors has determined that the purchase price of each senior secured term loan represents fair value as of January 10, 2022.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly; and

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

Senior secured term loans are initially valued at initial purchase price which is typically the Company's best estimate of fair value. On an ongoing basis, the Company will rely on the services of an independent third party valuation firm to assist in valuing the loans. In determining the fair value of the loans, the independent valuation firm reviews financial and budget information from the specific borrower, will calculate implied enterprise value multiples, performs cash flow analysis, calculates market yield methods and reviews market comparisons of other comparable loan investments. The Company's Valuation Committee has reviewed the information and proposed valuations as prepared by the valuation firm.

The accompanying Company schedule of investments consists entirely of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we will value these investments at fair value as determined in good faith by our board of directors, including the impact of significant events affecting the value of our investments. All of the loans are classified as Level 3.

F-16

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company will rely on a third-party independent valuation firm and its own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company will use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The following table sets forth, by level within the fair value hierarchy, a summary of the Partnership’s investments that were measured at fair value on a recurring basis at January 10, 2022:

	Level 1	Level 2	Level 3	Total
Promissory Notes	$-	$-	$93,415,542	$93,415,542
Total investments at fair value	$-	$-	$93,415,542	$93,415,542

The following table presents quantitative information about Level 3 fair value measurements as of January 10, 2022:

	Fair Value as of	Valuation	Unobservable	Range
	January 10, 2022	Techniques	Input	(weighted average)

Calyx Peak, Inc.	$5,737,215	Market approach / comparable companies	Yield to Maturity	16.50% - 17.50% (17.00%)

Holistic Industries Inc.	14,658,000	Market approach / comparable companies	Yield to Maturity	15.25% - 16.25% (15.75%)

Kaleafa, Inc.	2,476,707	Market approach / comparable companies	Yield to Maturity	16.00% - 17.00% (16.50%)

Mesa Organics Ltd.	9,859,000	Market approach / comparable companies	Yield to Maturity	15.00% - 16.00% (15.50%)

Osiris Ventures, Inc.	16,319,620	Market approach / comparable companies	Yield to Maturity	15.25% - 16.25% (15.75%)

Investments at fair value	$49,050,542

The Fund’s other Level 3 investments totaling $44,365,000 were valued using unadjusted transactions. As a result, there were no unobservable inputs that were internally developed by the Company in determining fair value of these investments as of January 10, 2022.

4.	Investments

The initial purchase of investments from the Seller (the “Formation Transaction”) is to be made in consideration for 6,227,702 shares issued by the Company. The Seller is a private investment fund under common management with the Company. The investments have been made over the past year, and all investments are performing according to their terms. The value of each investment has been determined by the Adviser in consultation with a third party consultant, and those valuations have been reviewed and approved by the Company’s board of directors as part of the approval of the overall Formation Transaction terms and conditions.

F-17

Certain investments included both senior secured term loans and warrants to purchase stock in the portfolio company. The total cost of the investment, generally the par value of the senior secured term loans, was apportioned to each at acquisition based on the respective relative value. The Formation Transaction includes the senior secured term loans, but not the warrants. The fair value of the warrants at the date of the origination of the loans was $3,868,394. This value represented original issue discount ("OID") on the loans at acquisition by the Seller. As the loans are being purchased from the Seller at fair value, the OID is no longer applicable to this transaction.

Collateralization of the investment varies depending upon the agreement with the borrowers, however, nearly all investments include liens on all assets of the borrowers, which may include real estate if the borrower has unencumbered real estate.

5.	Commitments

On January 10, 2022, the Seller has entered into a Secured Promissory Note (the “Bridge Note”) as borrower of up to $30,000,000. Upon the closing of the Formation Transaction, the Company shall assume responsibility as borrower under the Bridge Note. The Bridge Note may be repaid in whole or in part at any time, and interest of 10.00% will accrue on outstanding balances. The maturity of the Bridge Note is six months after the first advance. The Seller has drawn $10,000,000 on January 13, 2022.

The investment made in Calyx Peak, Inc. includes a commitment to provide additional loans of $2,500,000. This incremental investment expires June 30, 2022.

The investment made in Holistic Industries Inc. includes a commitment to provide additional loans of $5,000,000. This commitment expires February 28, 2022.

The investment made in March and Ash, Inc. includes a commitment to provide additional loans of $30,000,000. This incremental investment expires July 7, 2022.

6.	Risks and Uncertainties

The Company has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in senior secured term loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Should a loan default, the Company may be prohibited from taking ownership of cannabis assets and thus could not take possession of collateral, in which case the Company may attempt to sell the loan which may result in the Company realizing a loss on the transaction.

The Company provides loans to companies operating in the cannabis industry which involves significant risks, including the risk of strict enforcement of federal laws regarding the federal illegality of cannabis, and lack liquidity, and we could lose all or part of any of our investments. The ability to grow or maintain our business depends on state laws pertaining to the cannabis industry. New laws that are adverse to our borrowers may be enacted, and current favorable state or national laws or enforcement guidelines relating to cultivation, production and distribution of cannabis may be modified or eliminated in the future, which would impede the ability to grow and could materially adversely affect our business.

F-18

Certain effects of the COVID-19 outbreak may have a significant impact on the Company’s operations and performance. These circumstances may continue for an extended period of time and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic and the long- term impact on economies, markets, industries and individual companies are not known. The extent of the impact to the financial performance and the operations of the Company will depend on future developments, which are highly uncertain and cannot be predicted.

7.	Subsequent Events

Management has evaluated subsequent events through the date of issuance of the schedule of investments and has determined that no events or transactions occurred requiring adjustment or disclosure in the schedule of investments. However, the Seller has made the following investments after the date of the schedule of investments with the intention of transferring ownership to the Company. The date for such transfer has not yet been determined and is subject to approval by the Company’s board of directors:

On January 12, 2022, the Seller invested $8,500,000 in the Senior Secured Term Loans issued by Common C Holdings LP, cash interest at prime + 6.65% with a floor of 9.90% (current rate of 9.9%) plus PIK interest at 2.50%, due December 31, 2024. Such Senior Secured Term Loans were issued by Common C Holdings LP at a price of 99% of par. The agreement with Common C Holdings LP includes a delayed draw commitment of $1,500,000.

On January 24, 2022, the Seller invested $11,000,000 in the Senior Secured Term Loans issued by JNJ Management, LLC (d/b/a Bloom Montana), 13.00% cash plus PIK interest at 2.00%, due January 24, 2027.

On January 13, 2022, the Seller drew $10,000,000 on the Bridge Note (see Note 5).

F-19

F-20

Altmore BDC, Inc.

Pro Forma Statement of Assets and Liabilities (Unaudited)

January 31, 2022

ASSETS
Investments, at fair value (Cost: $112,915,542)	$112,915,542
Cash	3,000
Deferred offering costs	446,307

TOTAL ASSETS	$113,364,849

LIABILITIES
Line of credit	$10,000,000
Due to affiliates	243,828
Accrued expenses - organization costs	203,306
Accrued expenses - offering costs	306,709
TOTAL LIABILITIES	10,753,843

NET ASSETS
Preferred stock, 50,000 shares authorized, -0- shares issued and outstanding, $0.001 per share par value	-
Common stock, 499,950,000 shares authorized, 6,861,236 shares issued and outstanding, $0.001 per share par value	6,861
Additional paid-in capital	102,911,681
Accumulated net investment loss	(307,536)

NET ASSETS	102,611,006
TOTAL LIABILITIES AND NET ASSETS	$113,364,849

NET ASSET VALUE PER SHARE	$14.96

The accompanying notes are an integral part of these financial statements.

F-21

Altmore BDC, Inc.

Pro Forma Schedule of Investments (Unaudited)

January 31, 2022

Portfolio Company (1)	Par	Cost	Fair Value (2)
(US Cannabis Operators)

Bostica, LLC
Senior Secured Term Loan, 18.75% due 11/24/2024	$3,500,000	$3,500,000	$3,500,000

Calyx Peak, Inc.
Senior Secured Term Loan, 15.00% due 3/30/2025	6,050,000	5,737,215	5,737,215

Common C Holdings LP
Senior Secured Term Loan, prime + 6.65% (9.90% at January 31, 2022) + 2.50% PIK due 12/31/2024	8,500,000	8,500,000	8,500,000

Holistic Industries Inc.
Senior Secured Term Loan, 12.50% + 2.50% PIK due 9/10/2024	15,000,000	14,658,000	14,658,000

JNJ Management, LLC (d/b/a Bloom Montana)
Senior Secured Term Loan, 13.00% + 2.00% PIK due 1/24/2027	11,000,000	11,000,000	11,000,000

Kaleafa, Inc.
Senior Secured Term Loan, 17.50% due 4/7/2024	2,210,487	2,234,139	2,234,139
Senior Secured Term Loan, 17.50% due 6/7/2024	120,000	121,284	121,284
Senior Secured Term Loan, 17.50% due 9/7/2024	120,000	121,284	121,284
	2,450,487	2,476,707	2,476,707
March and Ash, Inc.
Senior Secured Term Loan, 12.00% +2.00% PIK due 1/7/2027	15,865,000	15,865,000	15,865,000

Matanzas Alliance, LLC (d/b/a Justice Cannabis Co.)
Senior Secured Term Loan, 15.00% + 2.50% PIK due 12/27/2026	10,000,000	10,000,000	10,000,000

Mesa Organics Ltd. (d/b/a Schwazze)
Senior Secured Term Loan, 15.00% due 2/26/2025	10,000,000	9,859,000	9,859,000

Osiris Ventures, Inc. (d/b/a NorCal Cannabis Co.)
Senior Secured Term Loan, 13.00% + 2.00% PIK due 8/16/2025	16,715,784	16,319,620	16,319,620

THC Design Holdings, Inc.
Senior Secured Term Loan, 15.00% + 8.33% PIK due 8/24/2025	15,000,000	15,000,000	15,000,000
Total investments	$114,081,271	$112,915,542	$112,915,542

(1)	All Senior Secured Term Loans were originated within twelve months of the date of the schedule of investments.
(2)	The fair value listed herein do not include accrued interest.

The accompanying notes are an integral part of the schedule of investments

F-22

Altmore BDC, Inc.

Pro Forma Statement of Operations (Unaudited)

For the Period June 30, 2021 (Inception) to January 31, 2022

INVESTMENT INCOME	$-

OPERATING EXPENSES:
Organizational and accounting fees	307,536
Total Operating Expenses	307,536
Net Loss	(307,536)

Net Loss Per Share	$(0.04)

The accompanying notes are an integral part of these financial statements.

F-23

Altmore BDC, Inc.

Pro Forma Statement of Changes in Net Assets (Unaudited)

For the Period June 30, 2021 (Inception) to January 31, 2022

Net Loss	$(307,536)

Capital Share Transactions
Net proceeds from shares sold	102,918,542
Increase in Net Assets from Capital Share Transactions	102,918,542

Total Increase in Net Assets	102,611,006

Net Assets at Beginning of Period	-
Net Assets at End of Period	$102,611,006

Capital Share Activity
Shares issued	6,861,236
Shares Outstanding at End of Period	6,861,236

The accompanying notes are an integral part of these financial statements.

F-24

Altmore BDC, Inc.

Pro Forma Statement of Cash Flows (Unaudited)

For the Period June 30, 2021 (Inception) to January 31, 2022

Net Decrease in Net Assets from Operations
Net loss	$(307,536)
Adjustments to reconcile net loss to Net Cash Used in
Operating Activities:
Increase in Deferred offering costs	(446,307)
Increase in Due to affiliates	243,828
Increase in Accrued expenses - organization costs	203,306
Increase in Accrued expenses - offering costs	306,709
Net Cash used in Operating Activities	-

Cash Flows From Financing Activities:
Proceeds from shares sold	3,000
Net Cash Provided by Financing Activities	3,000

Net Increase in Cash	3,000
Cash, beginning of period	-
Cash, end of period	$3,000

Supplemental Non-Cash Information
Purchases of investments	$112,915,542
Proceeds from shares issued	$102,915,542
Line of credit assumed	$10,000,000

The accompanying notes are an integral part of these financial statements

F-25

Altmore BDC, Inc.

Notes To Unaudited Pro Forma Financial Statements

1.	Nature of Operations

Altmore BDC, Inc. (the “Company”) is an externally managed, closed-end, non-diversified management investment company that intends to file an election to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended for U.S. federal income tax purposes. Altmore Capital Investment Management, LLC, a limited liability company formed in the State of Delaware (“Adviser” or “ACIM”), will serve as the Company’s investment adviser and oversee its operations.

The Company’s date of inception is June 30, 2021, which is the date it commenced its development stage activities and is also the date of incorporation. At January 31, 2022, all outstanding shares were held by the Adviser, which purchased the initial 200 shares for $3,000. On January 10, 2022, the Company entered into an agreement with Altmore Debt I, LP (the "Seller") to purchase senior secured term loans for an aggregate purchase price of $93,415,542. The Company entered into a subsequent agreement with the Seller for an additional $19,500,000 of senior secured term loans. The senior secured term loans will be acquired for consideration of 6,861,036 shares of the Company. The Company will also assume the liability for the line of credit and its outstanding balance of $10,000,000 (see Note 6) at the date of the Formation Transaction (see Note 5).The purchase is expected to settle in February 2022.

The accompanying unaudited pro forma financial statements present the pro forma financial position, results of operations, and cash flows after giving effect to the purchase of the loans, assumption of debt, and issuance of shares described above as if the transactions occurred on January 31, 2022. The unaudited pro forma financial statements are provided for illustrative purposes only and do not purport to represent the actual results of operations or financial position of the Company had the purchase of the loans occurred on the dates assumed, nor are they necessarily indicative of future results of operations or financial position.

The Company’s investment objective is to maximize risk-adjusted returns on equity to our shareholders. The Company will seek to achieve its investment objective by investing in senior secured term loans (“Debt Portfolio Investments”) to cannabis operators in the United States, including cultivators, processors, manufacturers, distributors, and retailers (“Cannabis Operators” or “Borrowers”), and potentially, ancillary companies that serve the industry.

2.	Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Cash

Cash consists of non-interest-bearing bank demand deposits.

Investment Transactions

The Company records investment transactions on the trade date. Interest on the senior secured term loans between the trade date and the settle date accrues to the benefit of the Seller.

Loan Investments

Investments in senior secured term loans generate interest income based on a fixed rate. The interest is paid in cash, however, the loan agreements for certain investments call for the fixed rate of interest to be paid in a combination of cash and in kind (“PIK”). The PIK interest is added to principal on each respective interest due date.

F-26

Loan Transfer Documents

Investments were purchased by executing an assignment agreement in the form stipulated in the respective credit agreements (if so stipulated) or, otherwise in a reasonably acceptable assignment agreement containing customary provisions for the purchase and sale of a loan.

Fair Value Measurements

The Company accounts for all its financial instruments at fair value in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC Topic 820”). ASC Topic 820 defines fair value, establishes a framework used to measure fair value, and requires disclosures for fair value measurements, including the categorization of financial instruments into a three-level hierarchy based on the transparency of valuation inputs. ASC Topic 820 requires disclosure of the fair value of financial instruments for which it is practical to estimate such value. The carrying amounts of financial instruments such as cash, receivables and payables approximate the fair value of these items due to the short maturity of these instruments. See Note 4 to the financial statements for further discussion regarding the fair value measurements and hierarchy.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

U.S. Federal Income Taxes

The Company intends to elect to be treated as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, and to operate in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. So long as the Company maintains its status as a RIC, it generally will not pay corporate- level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company.

Revenue Recognition

Interest income is recognized on an accrual basis. The Company holds loans that contain PIK interest provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the loan and is recorded as interest income. Therefore, the actual collection of this interest may be deferred until the debt principal repayment. The Company stops accruing PIK interest and writes off any accrued and uncollected interest when it is determined that such interest is no longer collectible. At January 31, 2022, no interest has yet been accrued (see Note 5), and therefore, there was no such unaccrued or written off interest.

Organization and Deferred Offering Costs

Organization costs include costs relating to the formation and incorporation of the business. These costs are expensed as incurred. Offering costs incurred by the Company are treated as deferred charges on the accompanying statement of assets and liabilities and will be recorded as a reduction of capital upon completion of the offering of the securities. As of January 31, 2022, the Company has incurred and expensed organization costs of $307,536, of which $104,230 were paid by affiliates, including the Adviser, and are included in due to affiliates at January 31, 2022. Offering costs include legal fees and other costs pertaining to the registration statement. As of January 31, 2022, these costs amount to $466,307, of which $139,598 were paid by affiliates, including the Adviser and are included in due to affiliates at January 31, 2022.

F-27

In the event that the Company’s initial public offering is not completed, these organization and offering costs will be borne by the Adviser.

New Accounting Standards

Management does not believe any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the accompanying financial statements.

3.	Related Party Arrangements

In the ordinary course of business, the Adviser and other affiliates pay for certain expenses on behalf of the Company for which it will be reimbursed. The figure shown as Due to Affiliates on the statement of assets and liabilities represents amounts due to the Adviser and other affiliates for invoiced expenses that are expenses of the Company.

Investment Advisory Agreement

The Company has entered into an investment advisory agreement with the Adviser (the “Investment Advisory Agreement”). Pursuant to this agreement, the Company has agreed to pay to the Adviser a base annual fee of 1.50% of gross assets (i.e., total assets held before deduction of any liabilities), which includes investments acquired with the use of leverage and excludes cash and cash equivalents, and an annual incentive fee consisting of two parts:

The first part of the incentive fee (the “Incentive Fee on Income”) is calculated and payable quarterly in arrears equal to 17.5% of the Company’s “Pre-Incentive Fee Net Investment Income” for the quarter, subject to a preferred return or “hurdle,” of 1.75% per quarter (7% annualized), and a “catch up” feature.

The second part of the incentive fee (the “Incentive Fee on Capital Gains”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Investment Advisory Agreement) equal to 17.5% of the realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid Incentive Fees on Capital Gains.

As of the date of these financial statements, no services have been performed by the Adviser, and no fees have been paid or accrued.

License Agreement

The Company entered into a license agreement with the Adviser pursuant to which the Adviser has agreed to grant the Company a nonexclusive, royalty-free license to use the name “Altmore.” Under this agreement, the Company will have a right to use the “Altmore” name for so long as the Adviser or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Altmore” name.

F-28

Administration Agreement

The Company has entered into an Administration Agreement with the Adviser, under which the Adviser will provide administrative services for the Company, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the Administration Agreement, the Adviser will perform, or oversee the performance of, the required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Adviser will assist the Company in determining and publishing Net Asset Value (“NAV”), overseeing the preparation and filing of tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company will reimburse the Adviser the allocable portion of overhead and other expenses incurred by the Adviser in performing its obligations under the Administration Agreement, including the allocable portion of costs of compensation and related expenses of the Company’s Chief Financial Officer and Chief Compliance Officer and their respective staffs (based on the percentage of time those individuals devote, on an estimated basis, to the Company’s business and affairs). The Company’s allocable portion of the Adviser’s costs will be determined based upon costs attributable to the Company’s operations versus costs attributable to the operations of other entities for which the Adviser provides administrative services. The Adviser may also provide on our behalf managerial assistance to our portfolio companies. As of the date of these financial statements, no services have been performed and no fees have been paid or accrued by the Company. The Administration Agreement also provides that the Company shall reimburse the Adviser for certain organization costs incurred prior to the commencement of operations, and for certain offering costs. Such reimbursement is at cost, with no profit to, or markup by, the Adviser.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the Administration Agreement or otherwise as our administrator.

4.	Fair Value Measurement

The investment portfolio purchase transaction represents an arms’ length transaction. The Company’s Board of Directors has determined that the purchase price of each senior secured term loan represents fair value as of January 31, 2022.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly; and

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

F-29

Senior secured term loans are initially valued at initial purchase price which is typically the Company's best estimate of fair value. On an ongoing basis, the Company will rely on the services of an independent third party valuation firm to assist in valuing the loans. In determining the fair value of the loans, the independent valuation firm reviews financial and budget information from the specific borrower, will calculate implied enterprise value multiples, performs cash flow analysis, calculates market yield methods and reviews market comparisons of other comparable loan investments. The Company's Valuation Committee has reviewed the information and proposed valuations as prepared by the valuation firm.

The accompanying Company schedule of investments consists entirely of securities that are not publicly traded. The fair value of loans, securities and other investments that are not publicly traded may not be readily determinable, and we will value these investments at fair value as determined in good faith by our board of directors, including the impact of significant events affecting the value of our investments. All of the loans are classified as Level 3.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company will rely on a third-party independent valuation firm and its own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company will use prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

The following table sets forth, by level within the fair value hierarchy, a summary of the Partnership’s investments that were measured at fair value on a recurring basis at January 31, 2022:

	Level 1	Level 2	Level 3	Total
Promissory Notes	$-	$-	$112,915,542	$112,915,542
Total investments at fair value	$-	$-	$112,915,542	$112,915,542

The following table presents quantitative information about Level 3 fair value measurements as of January 31, 2022:

		Valuation	Unobservable	Range
	Fair Value	Techniques	Input	(weighted average)

Calyx Peak, Inc.	$5,737,215	Market approach / comparable companies	Yield to Maturity	16.50% - 17.50% (17.00%)

Holistic Industries Inc.	14,658,000	Market approach / comparable companies	Yield to Maturity	15.25% - 16.25% (15.75%)

Kaleafa, Inc.	2,476,707	Market approach / comparable companies	Yield to Maturity	16.00% - 17.00% (16.50%)

Mesa Organics Ltd.	9,859,000	Market approach / comparable companies	Yield to Maturity	15.00% - 16.00% (15.50%)

Osiris Ventures, Inc.	16,319,620	Market approach / comparable companies	Yield to Maturity	15.25% - 16.25% (15.75%)

Investments at fair value	$49,050,542

F-30

The Fund’s other Level 3 investments totaling $63,865,000 were valued using unadjusted transactions. As a result, there were no unobservable inputs that were internally developed by the Company in determining fair value of these investments as of January 31, 2022.

5.	Investments

The initial purchase of investments from the Seller (the “Formation Transaction”) is to be made in consideration for 6,861,036 shares issued by the Company. The Seller is a private investment fund under common management with the Company. The investments have been made over the past year, and all investments are performing according to their terms. The value of each investment has been determined by the Adviser in consultation with a third-party consultant, and those valuations have been reviewed and approved by the Company’s board of directors as part of the approval of the overall Formation Transaction terms and conditions. Interest on the investments continues to accrue for the benefit of the Seller until the consummation of the Formation Transaction. No interest, either cash or PIK interest, has been accrued by the Company at January 31, 2022, nor recognized in income by the Company for the period ended January 31, 2022.

Certain investments included both senior secured term loans and warrants to purchase stock in the portfolio company. The total cost of the investment, generally the par value of the senior secured term loans, was apportioned to each at acquisition based on the respective relative value. The Formation Transaction includes the senior secured term loans, but not the warrants. The fair value of the warrants at the date of the origination of the loans was $3,868,394. This value represented original issue discount ("OID") on the loans at acquisition by the Seller. As the loans are being purchased from the Seller at fair value, the OID is no longer applicable to this transaction.

Collateralization of the investment varies depending upon the agreement with the borrowers, however, nearly all investments include liens on all assets of the borrowers, which may include real estate if the borrower has unencumbered real estate.

6.	Commitments

The Seller has entered into a Secured Promissory Note (the “Bridge Note”) as borrower of up to $30,000,000. Upon the closing of the Formation Transaction, the Company shall assume responsibility as borrower under the Bridge Note. The Bridge Note may be repaid in whole or in part at any time, and interest of 10.00% will accrue on outstanding balances. The maturity of the Bridge Note is six months after the first advance. The Seller has drawn $10,000,000 on January 13, 2022, and the balance remains outstanding at January 31, 2022.

The investment made in Calyx Peak, Inc. includes a commitment to provide additional loans of $2,500,000. This incremental investment expires June 30, 2022.

The investment made in Common C Holdings LP includes a commitment to provide additional loans of $1,500,000. The commitment shall remain in place until drawn by Common C Holdings LP.

The investment made in Holistic Industries Inc. includes a commitment to provide additional loans of $5,000,000. This commitment expires February 28, 2022.

The investment made in March and Ash, Inc. includes a commitment to provide additional loans of $30,000,000. This incremental investment expires July 7, 2022.

F-31

7.	Risks and Uncertainties

The Company has broad discretion in making investments. Investments will generally consist of debt instruments that may be affected by business, financial market or legal uncertainties. Prices of investments may be volatile, and a variety of factors that are inherently difficult to predict, such as domestic economic and political developments, may significantly affect the results of the investment and the value of investments. In addition, the value of the investments may fluctuate as the general level of interest rates fluctuate.

The value of investments in senior secured term loans may be detrimentally affected to the extent a borrower defaults on its obligations, there is insufficient collateral and/or there are extensive legal and other costs incurred in collecting on a defaulted loan. Should a loan default, the Company may be prohibited from taking ownership of cannabis assets and thus could not take possession of collateral, in which case the Company may attempt to sell the loan which may result in the Company realizing a loss on the transaction.

The Company provides loans to companies operating in the cannabis industry which involves significant risks, including the risk of strict enforcement of federal laws regarding the federal illegality of cannabis, and lack liquidity, and we could lose all or part of any of our investments. The ability to grow or maintain our business depends on state laws pertaining to the cannabis industry. New laws that are adverse to our borrowers may be enacted, and current favorable state or national laws or enforcement guidelines relating to cultivation, production and distribution of cannabis may be modified or eliminated in the future, which would impede the ability to grow and could materially adversely affect our business.

Certain effects of the COVID-19 outbreak may have a significant impact on the Company’s operations and performance. These circumstances may continue for an extended period of time and may have an adverse impact on economic and market conditions. The ultimate economic fallout from the pandemic and the long- term impact on economies, markets, industries and individual companies are not known. The extent of the impact to the financial performance and the operations of the Company will depend on future developments, which are highly uncertain and cannot be predicted.

8.	Subsequent Events

Management has evaluated subsequent events through the date of issuance of the financial statements and has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

F-32

Altmore BDC, Inc.

[          ] Shares

Common Stock

PRELIMINARY PROSPECTUS

Ladenburg Thalmann	Compass Point	Oppenheimer & Co.

Through and including [                  ], 2022 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to a dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

PART C

Other Information

Item 25. Financial Statements and Exhibits

(1)	Index to Seed Stage Financial Statements

(2)	Index to Audited Schedule of Investments

Report of Independent Registered Public Accounting Firm	F-13
Schedule of Investments	F-14
Notes to the Schedule of Investments	F-15

(3)	Index to Unaudited Pro Forma Financial Statements

Pro Forma Statement of Assets and Liabilities	F-21
Pro Forma Schedule of Investments	F-22
Pro Forma Statement of Operations	F-23
Pro Forma Statement of Changes in Net Assets	F-24
Pro Forma Statement of Cash Flows	F-25
Notes to the Unaudited Pro Forma Financial Statements	F-26

AUDITED FINANCIAL STATEMENTS

(2)	Exhibits

(a)(1)	Articles of Incorporation (incorporated by reference to Exhibit (a)(1) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

(a)(2)	Articles of Amendment and Restatement (incorporated by reference to Exhibit (a)(2) to the Company’s Registration Statement on Form N-2, filed on December 22, 2021).

(b)	Bylaws of the Registrant (incorporated by reference to Exhibit (b) to the Company’s Registration Statement on Form N-2, filed on December 22, 2021).

(e)	Distribution Reinvestment Plan (incorporated by reference to Exhibit (e) to the Company’s Registration Statement on Form N-2, filed on January 14, 2022).

(g)	Investment Advisory Agreement (incorporated by reference to Exhibit (g) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

(h)	Form of Underwriting Agreement**

(j)	Custodian Agreement (incorporated by reference to Exhibit (j) to the Company’s Registration Statement on Form N-2, filed on December 22, 2021).

(k)(1)	Administration Agreement (incorporated by reference to Exhibit (k)(1) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

(k)(2)	License Agreement, dated October 18, 2021, between the Company and the Adviser (incorporated by reference to Exhibit (k)(2) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

(k)(3)	Form of Indemnification Agreement (incorporated by reference to Exhibit (k)(3) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

(k)(4)	Secured Promissory Note, dated January 10, 2022.*

(l)(1)	Opinion and consent of Eversheds Sutherland (US) LLP (incorporated by reference to Exhibit (l)(1) to the Company’s Registration Statement on Form N-2, filed on January 14, 2022)

(l)(2)	Opinion and consent of Dentons US LLP (incorporated by reference to Exhibit (l)(2) to the Company’s Registration Statement on Form N-2, filed on January 14, 2022)

(n)	Consent of Independent Registered Public Accounting Firm*

(p)(1)	Subscription Agreement, dated October 25, 2021, between the Company and the Adviser (incorporated by reference to Exhibit (p) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

(p)(2)	Subscription Agreement, dated January 12, 2022, between the Company and the Adviser (incorporated by reference to Exhibit (p)(2) to the Company’s Registration Statement on Form N-2, filed on January 14, 2022).

(r)	Code of Ethics (incorporated by reference to Exhibit (r) to the Company’s Registration Statement on Form N-2, filed on November 12, 2021).

*	Filed Herewith.
**	To be filed by pre-effective amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

	Amount
U.S. Securities and Exchange Commission registration fee		$13,905
FINRA Filing Fee		23,000
Nasdaq listing fees		[ ]
Printing expenses(1)		25,000
Legal fees and expenses(1)		775,000
Accounting fees and expenses(1)		[ ]
Miscellaneous(1)		[ ]
Total(1)	$	[ ]

(1)	These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

Immediately prior to this offering, Altmore Debt I, LP and the Adviser will own 100% of the Company’s outstanding common stock. Immediately following the completion of this offering, Altmore Debt I, LP and the Adviser’s share ownership is expected to represent [   ]% of the Company’s outstanding common stock.

See “Management,” “Certain Relationships and Transactions” and “Control Persons and Principal Stockholders” in the Prospectus contained herein.

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Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at January 10, 2022.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

Item 30. Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our charter contains such a provision that eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our charter obligates us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a director, officer, partner, trustee, employee, or agent, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such, and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws permit us to indemnify and advance expenses to employees and agents who are not officers or directors to the extent permissible under the MGCL and the 1940 Act and as may be determined by our Board of Directors. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

C-2

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser and its officers, managers, partners, members (and their members, including the owners of their members), agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of its services under the Administration Agreement or otherwise as our administrator.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of us pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

We have entered into indemnification agreements with our directors. The indemnification agreements are intended to provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.  Each indemnification agreement provides that we shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

Item 31. Business and Other Connections of Investment Advisor.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Registrant’s investment adviser, and each executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Business — The Investment Adviser,” “Management — Board of Directors and Executive Officers — Directors,” “— Executive Officers,” “Portfolio Management” and “Investment Advisory Agreement.” Additional information regarding our investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-120486), and is incorporated herein by reference.

Item 32. Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Altmore BDC, Inc., 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102;

(2) the Transfer Agent, SS&C Technologies, Inc., 4 Times Square, 6th Floor, New York, New York 10036;

(3) the Custodian, Millennium Trust Company, LLC, 2001 Spring Road, Oak Brook, IL 60523; and

(4) the Investment Adviser and Administrator, Altmore Capital Investment Management, LLC, 7950 Jones Branch Drive, Suite 830 North, McLean, Virginia 22102.

C-3

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1) Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its NAV per share of common stock declines more than 10% from its NAV per share of common stock as of the effective date of this Registration Statement, or (b) its NAV per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.

(2) Not applicable.

(3) Not applicable.

(4) Registrant undertakes:

(a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b) For purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities at that time and shall be deemed to be the initial bona fide offering thereof.

(5) Not applicable.

(6) Not applicable.

(7)  We hereby undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus.

C-4

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tysons, and the State of Virginia on the 3rd day of February, 2022.

ALTMORE BDC, INC.

By:	/s/ Hyung-Jin Patrick Kim
Name: Hyung-Jin Patrick Kim
Title: President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on February 3, 2022.

Name	Title

/s/ Hyung-Jin Patrick Kim
Hyung-Jin Patrick Kim	President and Director

*
Steven Ham	Chairman of the Board, Director

*
Yul Kwon	Director

*
Mina Guiahi	Director

*
George Stelljes III	Director

* Signed by Hyung-Jin Patrick Kim pursuant to a power of attorney signed by each individual and filed with this Registration Statement on November 12, 2021.

C-5